                                                                   EXHIBIT 10.11

         ____________________________________________________________

                CHESTER COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY

                                      and

              CHASE MANHATTAN TRUST COMPANY, NATIONAL ASSOCIATION




                                TRUST INDENTURE


                          Dated as of August 1, 2000

                             ____________________



                CHESTER COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY
                            INDUSTRIAL DEVELOPMENT
                         REVENUE BONDS, 2000 SERIES A
                (INNOVATIVE SOLUTIONS AND SUPPORT, LLC PROJECT)


         ____________________________________________________________


BOND COUNSEL                            AUTHORITY SOLICITOR
------------                            -------------------
Stevens & Lee                           Conrad O'Brien Gellman & Rohn, P.C.
111 North Sixth Street                  17 West Gay Street, Suite 100
Reading, Pennsylvania  19601            West Chester, Pennsylvania 19380-3090
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                                                          ARTICLE I

                                                         DEFINITIONS

SECTION 1.01  Definitions........................................................................................    3
SECTION 1.02  Interpretation; Time of Day........................................................................   12
SECTION 1.03  Captions, Headings and Table of Contents...........................................................   13

                                                         ARTICLE II

                                              AUTHORIZATION AND TERMS OF BONDS

SECTION 2.01  Amount, Form and Issuance of Bonds.................................................................   14
SECTION 2.02  Designation, Denominations, Maturity, Dated Dates, Interest Accrual and Tender.....................   14
SECTION 2.03  Weekly Rate........................................................................................   15
SECTION 2.04  Term Rate..........................................................................................   16
SECTION 2.05  Conversion at Option of Borrower...................................................................   17
SECTION 2.06  Execution and Authentication of Bonds..............................................................   18
SECTION 2.07  Source of Payment of Bonds.........................................................................   18
SECTION 2.08  Payment and Ownership of Bonds.....................................................................   18
SECTION 2.09  Registration, Transfer and Exchange of Bonds.......................................................   19
SECTION 2.10  Mutilated, Lost, Wrongfully Taken or Destroyed Bonds...............................................   20
SECTION 2.11  Cancellation of Bonds..............................................................................   21
SECTION 2.12  Special Agreement with Holders.....................................................................   21
SECTION 2.13  Book Entry System for the Bonds....................................................................   22

                                                         ARTICLE III

                                                     REDEMPTION OF BONDS


SECTION 3.01  Terms of Redemption................................................................................   25
SECTION 3.02  Partial Redemption.................................................................................   28
SECTION 3.03  Issuer's Election to Redeem........................................................................   28
SECTION 3.04  Notice of Redemption...............................................................................   28
SECTION 3.05  Payment of Redeemed Bonds..........................................................................   30

                                                         ARTICLE IV

                                              PURCHASE AND REMARKETING OF BONDS

SECTION 4.01  Purchase on Demand of Holder During Weekly Mode....................................................    31
SECTION 4.02  Mandatory Purchase on Conversion Date and at End of Term Rate Period; Upon Expiration of Letter
                of Credit; Upon Issuance of Alternate Letter of Credit; and at Direction of Bank.................    33
SECTION 4.03  Remarketing........................................................................................    35
SECTION 4.04  Drawings on Letter of Credit for Purchase of Bonds.................................................    36
SECTION 4.05  Bonds Purchased with Proceeds of Letter of Credit..................................................    37
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                                      (i)
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SECTION 4.06  Borrower Bonds....................................................................................    38
SECTION 4.07  No Purchases After Acceleration; Inadequate Funds for Purchases...................................    38

                                                          ARTICLE V

                                                 FUNDS AND LETTER OF CREDIT

SECTION 5.01  Creation of Project Fund..........................................................................    40
SECTION 5.02  Disbursements from and Records of Project Fund....................................................    40
SECTION 5.03  Disposition of Excess Bond Proceeds...............................................................    40
SECTION 5.04  Bond Fund.........................................................................................    40
SECTION 5.05  Investment of Bond Fund, Project Fund and Rebate Fund.............................................    42
SECTION 5.06  Bond Fund Moneys to be Held in Trust..............................................................    44
SECTION 5.07  Nonpresentment of Bonds...........................................................................    44
SECTION 5.08  Creation of Rebate Fund...........................................................................    44
SECTION 5.09  Letter of Credit..................................................................................    46

                                                         ARTICLE VI

                                           COVENANTS AND REPRESENTATIONS OF ISSUER

SECTION 6.01  Corporate Existence; Compliance with Laws.........................................................    50
SECTION 6.02  Payment of Bond Service...........................................................................    50
SECTION 6.03  No Further Assignment of Revenues.................................................................    50
SECTION 6.04  Filings...........................................................................................    50
SECTION 6.05  Rights and Enforcement of Financing Agreement.....................................................    50
SECTION 6.06  Further Assurances................................................................................    51
SECTION 6.07  Issuer Not to Adversely Affect Tax-Exempt Status..................................................    51
SECTION 6.08  Bonds Not to Become Arbitrage Bonds...............................................................    51
SECTION 6.09  Observance and Performance Agreements.............................................................    51
SECTION 6.10  Representations and Warranties....................................................................    51

                                                         ARTICLE VII

                                                    DEFAULT AND REMEDIES

SECTION 7.01  Defaults; Events of Default.......................................................................    52
SECTION 7.02  Notice of Default.................................................................................    53
SECTION 7.03  Acceleration                                                                                          53
SECTION 7.04  Other Remedies; Rights of Holders.................................................................    54
SECTION 7.05  Right of Holders to Direct Proceedings............................................................    55
SECTION 7.06  Application of Moneys.............................................................................    56
SECTION 7.07  Remedies Vested in Trustee........................................................................    57
SECTION 7.08  Rights and Remedies of Holders....................................................................    57
SECTION 7.09  Termination of Proceedings........................................................................    58
SECTION 7.10  Waivers of Events of Default......................................................................    58
SECTION 7.11  Trustee's Right to Appointment of Receiver........................................................    59
SECTION 7.12  Trustee and Holders Entitled to All Benefits Under Act............................................    59
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                                     (ii)
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SECTION 7.13  Trustee's Obligation to Bank Upon Payment of All Amounts Due Holders..............................    59

                                                        ARTICLE VIII

                                                TRUSTEE AND REMARKETING AGENT

SECTION 8.01  Trustee's Acceptance and Responsibilities.........................................................    60
SECTION 8.02  Certain Rights and Obligations of Trustee.........................................................    61
SECTION 8.03  Fees, Charges and Expenses of Trustee.............................................................    64
SECTION 8.04  Intervention by Trustee...........................................................................    65
SECTION 8.05  Successor Trustee.................................................................................    65
SECTION 8.06  Resignation by Trustee............................................................................    65
SECTION 8.07  Removal of Trustee................................................................................    66
SECTION 8.08  Appointment of Successor Trustee..................................................................    66
SECTION 8.09  Adoption of Authentication........................................................................    67
SECTION 8.10  Designation and Succession of Authenticating Agent, Bond Registrar, Transfer Agent, Tnder Agent
                           and Paying Agent.....................................................................    67
SECTION 8.11  Dealing in Bonds..................................................................................    68
SECTION 8.12  Representations, Agreements and Covenants of Trustee..............................................    68
SECTION 8.13  Appointment of Remarketing Agent..................................................................    69
SECTION 8.14  Qualifications of Remarketing Agent...............................................................    69
SECTION 8.15  Compensation and Expenses of Remarketing Agent....................................................    70

                                                         ARTICLE IX

                                                 SUPPLEMENTS AND AMENDMENTS

SECTION 9.01  Supplemental Indentures Not Requiring Consent of Holders..........................................    71
SECTION 9.02  Supplemental Indentures Requiring Consent of Holders..............................................    72
SECTION 9.03  Consent of Borrower...............................................................................    72
SECTION 9.04  Authorization to Trustee; Effect of Supplement....................................................    72
SECTION 9.05  Modification by Unanimous Consent.................................................................    73
SECTION 9.06  Amendment of Financing Agreement..................................................................    73
SECTION 9.07  Amendment of Letter of Credit.....................................................................    73
SECTION 9.08  Trustee Authorized to Join in Supplements and Amendments; Reliance on Counsel.....................    73
SECTION 9.09  Consent of Bank...................................................................................    74
SECTION 9.10  Notice to Rating Service..........................................................................    74

                                                          ARTICLE X

                                                         DEFEASANCE

SECTION 10.01  Defeasance.......................................................................................    75
SECTION 10.02  Provision for Payment............................................................................    75
SECTION 10.03  Deposit of Funds for Payment of Bonds............................................................    76
SECTION 10.04  Survival of Certain Provisions...................................................................    77
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                                     (iii)
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                                                         ARTICLE XI

                                                        MISCELLANEOUS

SECTION 11.01  Limitation of Rights; No Personal Recourse.......................................................     78
SECTION 11.02  Severability.....................................................................................     78
SECTION 11.03  Notices..........................................................................................     78
SECTION 11.04  Suspension of Mail...............................................................................     79
SECTION 11.05  Payments Due on Saturdays, Sundays and Holidays..................................................     80
SECTION 11.06  Instruments of Holders...........................................................................     80
SECTION 11.07  Binding Effect...................................................................................     81
SECTION 11.08  Counterparts.....................................................................................     81
SECTION 11.09  Governing Law....................................................................................     81
SECTION 11.10  Certain References to Bank.......................................................................     81
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                                     (iv)

                                TRUST INDENTURE

          THIS TRUST INDENTURE, dated as of August 1, 2000 between CHESTER COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY, a public instrumentality and body corporate and politic of the Commonwealth of Pennsylvania, and CHASE MANHATTAN TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association organized and validly existing under the laws of the United States of America, as Trustee (the capitalized terms used in the recitals and granting clauses hereof being used therein as defined in Article I of this Trust Indenture),

                               WITNESSETH THAT:

          A. Pursuant to the Act, the Issuer has authorized and approved the Project and the financing thereof through the issuance of the Bonds and the use of the proceeds thereof pursuant to the Financing Agreement to finance costs of the Project;

          B. The Bonds will be issued under and secured by this Indenture, and the Issuer is empowered and authorized to execute and deliver this Indenture and the Financing Agreement and to do or cause to be done all acts provided or required herein or therein to be performed on its part;

          C. All acts and conditions required to happen, exist and be performed precedent to and in the issuance of the Bonds and the execution and delivery of this Indenture have happened, exist and have been performed (i) to make the Bonds, when issued, delivered and authenticated, valid and binding legal obligations of the Issuer and (ii) to make this Indenture a valid, binding and legal trust agreement for the security of the Bonds; and

          D. The Trustee has accepted the trusts created by this Indenture, and in evidence thereof has joined in the execution hereof.

          NOW, THEREFORE, the Issuer, intending to be legally bound, in consideration of the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds by the Holders, and of the sum of One Dollar, lawful money of the United States of America, to it duly paid by the Trustee at or before the execution and delivery of these presents, and for other good and valuable consideration, the receipt of which is hereby acknowledged, in order to secure, in the following order of priority, first, the payment of the
                                                     -----
principal of, premium, if any, on and interest on the Bonds according to their tenor and effect and the performance and observance by the Issuer of all the covenants expressed or implied herein and in the Bonds, and, second, the payment
                                                             ------
to the Bank and performance of the reimbursement and other obligations of the Borrower under the Reimbursement Agreement, does hereby assign, transfer and pledge to the Trustee and its successors in trust and its and their assigns forever and grant to the Trustee and its successors in trust and its and their assigns a security interest in:

          a. All right, title and interest (but not the obligations) of the Issuer under and pursuant to the terms of the Financing Agreement, all Loan Payments (i.e., all loan payments required to be paid by the Borrower pursuant to Section 4.2 of the Financing Agreement) and all other payments, revenues and receipts receivable by the Issuer under the Financing Agreement (except for the Unassigned Issuer's Rights); and

          b. All of the right, title and interest of the Issuer in and to all Funds (other than the Rebate Fund) and Accounts established under this Indenture and all moneys and investments now or hereafter held therein and all present and future Revenues.

          TO HAVE AND TO HOLD, the Financing Agreement, Funds, Accounts, Revenues and the other right, title and interest hereby assigned, transferred and pledged or agreed or intended so to be (collectively the "Trust Estate") to the Trustee and its successors in said trust and to its and their assigns forever;

          IN TRUST NEVERTHELESS, upon the terms herein set forth, first, for the
                                                                  -----
equal and proportionate benefit, security and protection of all present and future Holders of the Bonds issued under and secured by this Indenture without privilege, priority or distinction as to the lien or otherwise of any of the Bonds over any other of the Bonds except as provided herein, and, second, for
                                                                  ------
the benefit and security of the Bank with respect to the Borrower's obligations under the Reimbursement Agreement;

          PROVIDED, HOWEVER, that if the Issuer, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of the Bonds and the interest and premium, if any, due or to become due thereon, at the times and in the manner mentioned in the Bonds according to the true intent and meaning thereof, or shall provide, as permitted hereby, for the payment thereof by depositing with the Trustee the entire amount due or to become due thereon, and shall well and truly keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by the Issuer, and shall pay or cause to be paid to the Trustee all sums due or to become due to it in accordance with the terms and provisions hereof, and if the Borrower shall pay and perform or cause to be paid and performed all of its reimbursement and other obligations under the Reimbursement Agreement, then, upon such final payments and subject to the provisions of Article X, this Indenture and the rights hereby granted shall cease, determine and be void, and the Trustee shall forthwith release, surrender and otherwise cancel any interest it may have in the Trust Estate; otherwise this Indenture shall be and remain in full force and effect.

          THIS INDENTURE FURTHER WITNESSETH, and it is expressly declared, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and the Trust Estate, including all said payments, revenues and receipts hereby pledged, is to be dealt with and disposed of, under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer has agreed and covenanted, and does hereby agree and covenant, with the Trustee and with the respective Holders, from time to time, of the Bonds, or any part thereof, as follows:

                  (Balance of page intentionally left blank)

                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.01    Definitions. In this Indenture, the following terms
                          -----------
shall have the meanings specified in this Article, unless the context otherwise requires:

          "Act" means the Pennsylvania Economic Development Financing Law (Act No. 102, approved August 23, 1967, P.L. 251, as amended, including the amendments effected by Act No. 48, approved July 10, 1987, P.L. 273 and Act No 74, approved December 17, 1993, P.L. 490). The Act is codified at 73 P.S.ss. 371 et seq.
-- ---

          "Affiliate" means any Person directly or indirectly controlling, controlled by or under common control with the Borrower as certified to the Trustee and the Remarketing Agent by an Authorized Representative of the Borrower. In addition, the term "Affiliate" shall also include (i) any General Partner and (ii) any Person who has guaranteed the payment of the Borrower's obligations under the Financing Agreement or the Reimbursement Agreement.

          "Alternate Letter of Credit" means an irrevocable letter of credit authorizing drawings thereunder by the Trustee, issued by a national banking association, a bank, a trust company or other financial institution as the Bank, and satisfying the requirements of Section 5.09.

          "Authorized Representative" shall have the meaning assigned to such term in the Financing Agreement.

          "Available Moneys" means (i) proceeds of a drawing under the Letter of Credit and (ii) any moneys paid to the Trustee and with respect to which the Trustee has received an opinion of nationally recognized counsel experienced in bankruptcy matters and acceptable to the Trustee and the Rating Service to the effect that the use of such moneys to pay principal of, premium (if any) on or interest on the Bonds, as applicable, will not constitute an avoidable transfer under Section 547 of the United States Bankruptcy Code in the event of a bankruptcy case under the United States Bankruptcy Code by the Issuer or by or against the Borrower or any Affiliate, as debtor; provided that when used with respect to payment of amounts due in respect of any Pledged Bonds or Borrower Bonds or any payments due at any time when a Letter of Credit is not held by the Trustee, "Available Moneys" means any moneys held by the Trustee and available for such payment pursuant to the terms of this Indenture except for moneys drawn under the Letter of Credit.

          "Bank" means, initially, PNC Bank, National Association, a national banking association, as issuer of the Letter of Credit, and its successors and assigns in that capacity and, in the event an Alternate Letter of Credit is outstanding, the issuer of the Alternate Letter of Credit.

          "Bond Counsel" shall mean an attorney-at-law or a firm of attorneys of nationally recognized standing in matters pertaining to bonds (including the tax status of interest thereon) issued by states and their political subdivisions, duly admitted to the practice of law before the highest court of any state of the United States of America.

               "Bond Fund" means the fund so designated and established pursuant to Section 5.04.

               "Bond Service" means, for any period or payable at any time, the principal of, premium, if any, on and interest on the Bonds for that period or payable at that time whether due on an Interest Payment Date, at maturity or upon acceleration or redemption.

               "Bond Year" means, while Bonds remain outstanding, the annual period provided for the computation of Excess Earnings under Section 148(f) of the Code.

               "Bondholder Tender Notice" means a written notice meeting the requirements of Section 4.01.

               "Bonds" means the $4,335,000 Industrial Development Revenue Bonds, 2000 Series A (Innovative Solutions and Support, LLC Project) of the Issuer issued, authenticated and delivered pursuant to Section 2.01.

               "Borrower" means Innovative Solutions and Support, LLC, a limited liability company duly organized and validly existing under the laws of the Commonwealth of Pennsylvania, and its successors and assigns.

               "Borrower Bonds" means any Bonds of which ownership is registered in the name of the Borrower or any Affiliate, other than Pledged Bonds.

               "Borrower Purchase Account" means the special trust account so designated and established by the Trustee pursuant to Section 4.04.

               "Business Day" means any day other than a Saturday or Sunday or a day on which banks located in Pittsburgh, Pennsylvania, New York, New York or any other city in which the Designated Office or Payment Office of the Trustee or the office of the Bank at which drawing documents are required to be presented under the Letter of Credit is located are required or authorized to close or on which The New York Stock Exchange is closed.

               "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to the Code and Sections of the Code include the relevant regulations, temporary regulations and proposed regulations thereunder and under the Internal Revenue Code of 1954, as amended, and any successor provisions to those Sections, regulations, temporary regulations or proposed regulations.

               "Conversion Date" means any Interest Payment Date on which the Rate Mode of the Bonds is converted to another Rate Mode pursuant to Section 2.05.

               "Determination of Taxability" means (1) the receipt by the Trustee of notice of the enactment of legislation or the adoption of final regulations or a final decision, ruling or technical advice by any federal judicial or administrative authority which, in the opinion of Bond Counsel, has the effect of requiring interest on the Bonds to be included in the gross income of the Holders for federal income tax purposes (other than a Holder who is a "substantial user" of the Project or a "related person" as those terms are used in Section 147(a) of the Code) or (2) the receipt by the Trustee of an opinion of Bond Counsel furnished by the Borrower to the effect that interest on the Bonds is to be included in the gross income of the Holders for federal income tax purposes (other than a Holder who is a "substantial user" of the Project or a "related person" as those terms are used in Section 147(a) of the Code) or (3) the delivery to the Trustee of a written statement signed by an Authorized Representative of the Borrower to the effect that the maximum amount of capital expenditures permitted under Section 144(a)(4) of the Code has been or will be exceeded or that the Borrower or another "test-period beneficiary" (as that term is defined in Section 144(a)(10)(D) of the Code) has exceeded or will exceed the maximum amount of tax-exempt obligations permitted to be outstanding under Section 144(a)(10) of the Code; provided that no decision by any court or decision, ruling or technical advice by any administrative authority shall be considered final (a) unless the Holder involved in the proceeding or action giving rise to such decision, ruling or technical advice
(i) gives the Borrower, the Issuer, the Bank and the Trustee prompt written notice of the commencement thereof and (ii) offers the Borrower the opportunity to control the contest thereof, provided the Borrower shall have agreed to bear all expenses in connection therewith and to indemnify that Holder against all liabilities in connection therewith, and (b) until the expiration of all periods for judicial review or appeal.

     "DTC" means The Depository Trust Company, New York, New York and its successors and assigns.

     "Eligible Investments" means

     (i) Government Obligations; the Trustee, in purchasing Government Obligations, (a) may make any such purchase subject to agreement with the seller for repurchase by the seller at a later date, and in such connection may accept the seller's agreement for the payment of interest in lieu of the right to receive the interest payable by the issuer of the securities purchased, provided that title to the Government Obligations so purchased by the Trustee shall vest in the Trustee, that the Trustee shall have actual or constructive possession of such Government Obligations, and that the current market value of such Government Obligations (or of cash or additional Government Obligations pledged with the Trustee as collateral for the purpose) is at all times at least equal to the principal and interest thereafter to become payable by the seller under said agreement, or (b) may purchase shares of a fund whose sole assets are of a type described in this clause (i) and such repurchase agreements thereof;

     (ii) obligations issued or guaranteed by any state or political subdivision thereof and rated in the highest category, if rated as short-term obligations, or not lower than the third highest category, if rated as long term obligations, by Moody's or by Standard & Poor's, or their successors; the Trustee, in purchasing obligations of the type described in this clause (ii), may purchase shares of a fund whose sole assets are such obligations or obligations of the type described in clause (i) above;

     (iii) commercial or finance company paper which is rated in the highest rating category by either Moody's or Standard & Poor's;

     (iv) deposit accounts, investment agreements, bankers' acceptances, certificates of deposit or bearer deposit notes in any bank, trust company or savings and loan association (including without limitation the Trustee or any bank affiliated with the Trustee) organized under the laws of the United States of America or any state thereof having a rating of its unsecured senior long-term debt obligations within one of the three highest rating categories by either Moody's or Standard & Poor's; and

     (v) obligations evidencing indebtedness described in Section 103(a) of the Code which obligations are not investment property as defined in Section 148(b)(2) and (3) of the Code and are rated within one of the three highest rating categories by Moody's or Standard & Poor's; the Trustee, in purchasing securities of the type described in this clause (v), may purchase an interest in a regulated investment company to the extent that at least 95% of the income to the holder of such interest is interest that is excludable from gross income under Section 103 of the Code and, in lieu of such securities being individually rated as aforesaid, such company (or the fund in question) is rated within one of the three highest rating categories by Moody's or Standard & Poor's.

     "Event of Default" means any of the events described as an Event of Default in Section 7.01.

     "Excess Earnings" means an amount equal to the sum of (i) plus (ii) where:

     (i) is the excess of (a) the aggregate amount earned from the date of issuance of the Bonds on all nonpurpose investments in which gross proceeds of the Bonds are invested (other than investments attributable to an excess described in this clause (i)), over (b) the amount that would have been earned if such nonpurpose investments (other than amounts attributable to an excess described in this clause (i)) were invested at a rate equal to the yield on the Bonds; and

     (ii) is any income attributable to the excess described in clause (i).

The sum of (i) plus (ii) shall be determined in accordance with Section 148(f) of the Code. As used herein, the terms "gross proceeds", "nonpurpose investments" and "yield" have the meanings assigned to them for purposes of
Section 148(f) of the Code. "Excess Earnings", however, shall not include any amount earned on the Bond Fund during any Bond Year if the gross earnings on such Fund for such Bond Year are less than $100,000.

     "Expiration Date" means the stated expiration date of the Letter of Credit, as such date may be extended from time to time by the Bank.

     "Extraordinary Services" and "Extraordinary Expenses" mean all services rendered and all reasonable expenses properly incurred by the Trustee or any of its agents under this Indenture, other than Ordinary Services and Ordinary Expenses.

     "Financial Consultant" means a firm of investment bankers, a financial consulting firm, a law firm or a firm of certified public accountants, satisfactory to the Borrower and the Trustee, which is experienced in the calculation of amounts required to be rebated to the United States under Section 148(f) of the Code.

     "Financing Agreement" means the Loan Agreement dated as of the date hereof between the Issuer and the Borrower, as amended from time to time, pursuant to which (i) the Issuer has agreed to cause the proceeds of the Bonds to be made available to or for the benefit of the Borrower to pay Project Costs and (ii) the Borrower has agreed to make loan payments corresponding to the Bond Service for the term of the Bonds.

     "General Account" means the account so designated which is established pursuant to Section 5.04.

     "General Partner" means, if the Borrower is a partnership, any Person who is a general partner of the Borrower.

     "Government Obligations" means direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America, including obligations issued or held in book-entry form on the books of the Department of the Treasury of the United States of America and including a receipt, certificate or any other evidence of an ownership interest in such obligations or in specified portions thereof (which may consist of specified portions of interest thereon).

     "Holder" means the Person in whose name a Bond is registered on the Register.

     "Indenture" means this Trust Indenture, as amended or supplemented from time to time.

     "Interest Payment Date" means (i) with respect to Weekly Rate interest, the first Business Day of each calendar month commencing September 1, 2000 and (ii) with respect to Term Rate interest, each Semiannual Date.

     "Interest Rate for Advances" means the rate per annum which is two percentage points in excess of that interest rate announced by the Trustee's primary commercial banking affiliate as its "prime rate".

     "Issuer" means Chester County Industrial Development Authority, a Pennsylvania public instrumentality and body corporate and politic organized and existing under the Act.

     "Issuer's Fee" means the fee of the Issuer payable pursuant to Section 4.4 of the Financing Agreement.

     "Letter of Credit" means the irrevocable letter of credit issued by the Bank to the Trustee on the date of execution and delivery of this Indenture and any Alternate Letter of Credit, under which the Trustee is authorized, subject to the terms and conditions thereof, to draw up to (a) an amount equal to the principal amount of the outstanding Bonds (i) to enable the Trustee to pay the principal amount of the Bonds when due at maturity, upon redemption or upon acceleration and (ii) to enable the Trustee to pay the portion of the purchase price of Bonds tendered to it and not remarketed corresponding to the principal amount of such Bonds, plus (b) while the Bonds bear interest at a Weekly Rate, an amount equal to interest to accrue at the Maximum Rate on the outstanding Bonds for 50 days and, while the Bonds bear interest at a Term Rate, an amount equal to interest to accrue at a rate not less than the Term Rate then in effect on the outstanding Bonds for 200 days (i) to enable the Trustee to pay interest on the Bonds when due and (ii) to enable the Trustee to pay the portion of the purchase price of Bonds tendered to it and not remarketed corresponding to the accrued interest on such Bonds, as the same may be amended, transferred, reissued or extended in accordance with this Indenture, plus (c) while the Bonds bear interest at a Term Rate, an amount equal to the sum of the optional redemption premium (if any) and supplemental premium (if any) which would become payable on the Bonds upon mandatory redemption if such irrevocable letter of credit or Alternate Letter of Credit were not extended beyond the Expiration Date set forth therein.

     "Letter of Credit Debt Service Account" means the account so designated and established pursuant to Section 5.04 in the Bond Fund.

     "Letter of Credit Purchase Account" means the special trust account so designated and established pursuant to Section 4.04.

     "Loan Payments" means the loan payments required to be made by the Borrower pursuant to Section 4.2 of the Financing Agreement corresponding to the Bond Service for the term of the Bonds.

     "Maximum Rate" means (i) with respect to Weekly Rate interest, 12% per annum and (ii) with respect to Term Rate interest, 25% per annum.

     "Moody's" means Moody's Investors Service, Inc., and its successors and assigns.

     "No Call Period" means the period of time referred to in the column under that heading in the table in Section 3.01(e).

     "Nominal Term Rate Period" means, with respect to a Term Mode, a period of two or more consecutive Semiannual Periods (expressed in years and half years) determined pursuant to Sections 2.04 and 2.05.

     "Ordinary Services" and "Ordinary Expenses" mean those services normally rendered, and those expenses normally incurred, by a trustee under instruments similar to this Indenture, but excluding any services rendered or fees incurred as a result of a default or Event of Default hereunder or under the Financing Agreement or pursuant to Article IX.

     "Outstanding Bonds", "Bonds outstanding" or "outstanding" as applied to Bonds mean, as of the applicable date, all Bonds which have been authenticated and delivered, or which are being delivered by the Trustee under this Indenture, except:

     (a) Bonds cancelled or required to be cancelled upon surrender, exchange or transfer, or cancelled or required to be cancelled because of payment or redemption on or prior to that date pursuant to Section 2.11;

     (b)  On or after any Purchase Date for Bonds to be purchased pursuant to
Article IV, all Undelivered Bonds (or portions of Bonds) which are purchased on such date, provided that funds sufficient for such purchase are on deposit with the Trustee;

     (c)  Bonds which are deemed paid in accordance with Article X; and

     (d) Bonds in substitution for which others have been authenticated and delivered under Section 2.10.

For purposes of approval or consent by the Holders, "outstanding Bonds," "Bonds outstanding" or "outstanding" as applied to Bonds shall not include Bonds owned by or on behalf of the

Issuer, the Borrower or an Affiliate (unless all of the Bonds are so owned), or the Bank (unless all of the Bonds are so owned).

     "Person" or words importing persons means firms, associations, partnerships (including without limitation general and limited partnerships), limited liability companies, joint ventures, societies, estates, trusts, corporations, public or governmental bodies, other legal entities and natural persons.

     "Pledged Bonds" shall have the meaning assigned to such term in Section
4.05.

     "Project" means an approximately 44,800 square foot manufacturing facility and related equipment to be owned and operated by the Borrower in fee, located at 701 Pennsylvania Drive (Lot 7) in the Township of Upper Uwchlan, Chester County, Pennsylvania as more fully described in the Financing Agreement.

     "Project Costs" shall have the meaning assigned to such term in the Financing Agreement.

     "Project Fund" means the fund so designated and established pursuant to
Section 5.01.

     "Purchase Date" means (a) with respect to any optional tender for purchase pursuant to Section 4.01 of Bonds in the Weekly Mode, any Business Day designated as the date of such purchase pursuant to such Section and (b) with respect to any mandatory purchase pursuant to Section 4.02 (1) in the case of Bonds which are to be purchased upon conversion from one Rate Mode to another Rate Mode, the Conversion Date, or if such Conversion Date is not a Business Day, the first Business Day succeeding such Conversion Date, (2) in the case of Bonds which are to be purchased upon expiration of a Term Rate Period, the first Business Day following the end of such Term Rate Period, (3) in the case of Bonds to be purchased in anticipation of the expiration of the Letter of Credit or the issuance of an Alternate Letter of Credit, the Interest Payment Date next preceding the Expiration Date of the Letter of Credit or the Interest Payment Date on which an Alternate Letter of Credit becomes effective, as applicable, and (4) in the case of Bonds to be purchased at the direction of the Bank, the purchase date stipulated by the Bank pursuant to Section 7.03.

     "Rate Mode" means the Weekly Mode or a Term Mode.

     "Rating Service" means Moody's Investors Service, Inc., if the Bonds are rated by such at the time, and Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., if the Bonds are rated by such at the time, and their successors and assigns, or if either shall be dissolved or no longer assigning credit ratings to long term debt, then any other nationally recognized entity assigning credit ratings to long term debt designated in writing by the Issuer and satisfactory to the Trustee.

     "Rebate Fund" means the fund so designated and established pursuant to
Section 5.08.

     "Register" means the books kept and maintained by the Trustee for registration and transfer of Bonds pursuant to Section 2.09.

     "Regular Record Date" means, while the Bonds are in the Weekly Mode, the close of business on the last Business Day preceding an Interest Payment Date and, while the Bonds are in the Term Mode, the close of business on the fifteenth day of the calendar month next preceding an Interest Payment Date.

     "Reimbursement Agreement" means the Reimbursement, Credit and Security Agreement dated as of August 1, 2000, between the Borrower and the Bank relating to the Letter of Credit and the Bonds, as amended, supplemented or replaced from time to time.

     "Remarketing Agent" means, initially, PNC Capital Markets, Inc. and any Person meeting the qualifications of, and designated from time to time to act as Remarketing Agent under, Section 8.14. "Principal Office" of the Remarketing Agent means the office of the Remarketing Agent at the address of the Remarketing Agent set forth in Section 11.03, or any other office so designated in writing by the Remarketing Agent to the Issuer, the Trustee, the Borrower and the Bank.

     "Remarketing Agreement" means the Remarketing Agreement between the Borrower and the Remarketing Agent relating to the Bonds, as amended, supplemented or replaced from time to time.

     "Remarketing Proceeds Purchase Account" means the special trust account so designated and established pursuant to Section 4.03.

     "Representation Letter" shall mean the blanket representation letter from the Issuer to DTC in the form attached hereto as Exhibit B.

     "Revenues" means (a) the Loan Payments, (b) all other moneys received or to be received by the Issuer or the Trustee in respect of Loan Payments, including without limitation, all moneys and investments in the Bond Fund, (c) any proceeds of Bonds originally deposited with the Trustee for the payment of interest accrued on the Bonds or otherwise paid to the Trustee by or on behalf of the Borrower or the Issuer for deposit in the Bond Fund or any excess moneys remaining in the Project Fund following completion of the Project, (d) investment income with respect to any moneys held by the Trustee under this Indenture, except for Excess Earnings and investment income on moneys held in the Rebate Fund, and (e) any moneys paid to the Trustee under the Letter of Credit; provided that the term "Revenues" does not include any moneys or investments in the Rebate Fund, the Remarketing Proceeds Purchase Account, the Letter of Credit Purchase Account or the Borrower Purchase Account.

     "Semiannual Date" means each February 1 and each August 1.

     "Semiannual Period" means a six month period commencing on a Semiannual Date and ending on and including the day immediately preceding the next Semiannual Date.

     "Series Issue Date" means the date of original issuance and first authentication and delivery of the Bonds to the initial purchaser thereof against payment therefor.

     "Special Record Date" means, with respect to any Bond, the date established by the Trustee in connection with the payment of overdue interest on that Bond pursuant to Section 2.08.

     "Standard & Poor's" means Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., and its successors and assigns.

     "Supplemental Indenture" means any indenture supplemental to this Indenture entered into between the Issuer and the Trustee in accordance with Article IX.

     "Term Mode" means, with respect to the Bonds, the mode of accruing interest thereon at Term Rates based on a constant Nominal Term Rate Period.

     "Term Rate" means the rate of interest borne by the Bonds for a Term Rate Period determined pursuant to Section 2.04.

     "Term Rate Calculation Date" means a Business Day not more than 15 days and not less than one day prior to the first day of the corresponding Term Rate Period.

     "Term Rate Period" means a period of two or more consecutive Semiannual Periods equal to the applicable Nominal Term Rate Period determined pursuant to
Section 2.05 commencing on the Semiannual Date immediately following the last day of the immediately preceding Term Rate Period and running through and ending on the day immediately preceding the Semiannual Date which follows such commencement date by a period equal to such Nominal Term Rate Period; except that the first Term Rate Period after conversion from a Weekly Rate to a Term Rate shall commence on the Conversion Date of such conversion and end on and include the day immediately preceding the Semiannual Date which follows the Semiannual Date occurring on or immediately preceding such Conversion Date by a period equal to such Nominal Term Rate Period.

     "Term Rate Period End Interest Payment Date" means the Semiannual Date immediately following the last day of a Term Rate Period.

     "Trustee" means Chase Manhattan Trust Company, National Association, Philadelphia, Pennsylvania, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter, "Trustee" shall mean the successor Trustee. "Designated Office" of the Trustee means the corporate trust office of the Trustee at the address of the Trustee set forth in Section 11.03 and designated as the Designated Office for purposes of this Indenture, or any other corporate trust office so designated in writing by the Trustee to the Issuer, the Remarketing Agent, the Borrower and the Bank. "Payment Office" of the Trustee means the office from which payments of principal, premium (if any), interest and tender purchase price are made and where Bonds may be surrendered for payment of upon redemption or acceleration or at maturity, which office may be the office of an agent of the Trustee for such purpose and shall be the office so designated in Section 11.03 or another office of the Trustee or its agent so designated in a separate writing by the Trustee to the Issuer, the Remarketing Agent, the Borrower and the Bank. "Transfer Office" of the Trustee means the office where Bonds may be delivered to the Trustee for transfer or exchange, which office may be the office of an agent of the Trustee for such purpose and shall be the office so designated in Section
11.03 or another office of the Trustee or its agent so designated in a separate writing by the Trustee to the Issuer, the Remarketing Agent, the Borrower and the Bank. "Delivery Office" of the Trustee means, with respect to Bonds held in certificated form, the office where such Bonds tendered for purchase may be delivered to the Trustee, which office may be the office of an agent of the Trustee for such purpose and shall be designated in Section 11.03 or another office of the Trustee or its agent so designated in a separate writing by the Trustee to the Issuer, the Remarketing Agent, the Borrower and the Bank.

     "Trust Estate" shall have the meaning assigned to such term in the foregoing habendum clause of this Indenture.

     "Unassigned Issuer's Rights" shall have the meaning assigned to such in the Financing Agreement.

     "Undelivered Bonds" means any Bonds subject to purchase pursuant to Section
4.01 or 4.02 which the Holder thereof has failed to deliver as described in such Sections.

     "Weekly Mode" means, with respect to the Bonds, the mode of bearing interest thereon at a Weekly Rate.

     "Weekly Rate" means a floating weekly interest rate on the Bonds established and adjusted in accordance with Section 2.03.

     "Weekly Rate Calculation Date" means Wednesday in each calendar week or, if any Wednesday is not a Business Day, the first Business Day preceding such Wednesday.

     "Weekly Rate Period" means the seven-day period commencing on the first Thursday following the corresponding Weekly Rate Calculation Date and running through Wednesday of the following calendar week; except that (i) the first Weekly Rate Period shall commence on the Series Issue Date and end on and include the first Wednesday occurring after the Series Issue Date, (ii) the first Weekly Rate Period following a conversion from a Term Mode to the Weekly Mode shall commence on the Conversion Date for such conversion and end on and include the first Wednesday occurring after such date, and (iii) the last Weekly Rate Period prior to a conversion from the Weekly Mode to the Term Mode shall end on and include the last day immediately preceding the Conversion Date for such conversion.

     SECTION 1.02   Interpretation; Time of Day. Unless the context indicates
                    ---------------------------
otherwise, words importing the singular number include the plural number, and vice versa. The terms "hereof", "hereby", "herein", "hereto", "hereunder", "hereinafter" and similar terms refer to this Indenture; and the term "hereafter" means after, and the term "heretofore" means before, the Series Issue Date. Words of any gender include the correlative words of the other genders, unless the context indicates otherwise.

     In this Indenture, unless otherwise indicated, all references to particular Articles, Sections or Subsections are references to the Articles, Sections or Subsections of this Indenture.

     In this Indenture, all references to any time of the day shall refer to Eastern standard time or Eastern daylight saving time, as in effect in the City of Philadelphia, Pennsylvania on such day.

     SECTION 1.03  Captions, Headings and Table of Contents. The captions,
                   ----------------------------------------
headings and table of contents in this Indenture are solely for convenience of reference and in no way define, limit or describe the scope of any Articles, Sections, Subsections, paragraphs, subparagraphs or clauses hereof.

(End of Article I)

                                  ARTICLE II

                       AUTHORIZATION AND TERMS OF BONDS

     SECTION 2.01   Amount, Form and Issuance of Bonds. The Bonds shall, except
                    ----------------------------------
as provided in Section 2.10, be limited to $4,335,000 in aggregate principal amount and shall contain substantially the terms recited in the form of Bonds set forth in Exhibit A to this Indenture. No additional series of Bonds may be issued under this Indenture. All Bonds shall provide that Bond Service in respect thereof shall be payable only out of the Revenues. The Issuer may cause a copy of the text of the opinion of Bond Counsel delivered in connection with the issuance of the Bonds to be printed on, or attached to, the Bonds, and, upon request of the Issuer and deposit with the Trustee of an executed counterpart of such opinion, the Trustee shall certify by manual or facsimile signature that printed on, or attached to, the Bonds is the complete text of such opinion. Pursuant to recommendations promulgated by the Committee on Uniform Security Identification Procedures, "CUSIP" numbers may be printed on the Bonds. The Bonds may bear such endorsement or legend satisfactory to the Trustee as may be required to conform to usage or law with respect thereto.

     Upon the execution and delivery hereof, the Issuer shall execute the Bonds in the principal amount of $4,335,000 and deliver them to the Trustee for authentication. The Trustee shall authenticate the Bonds and deliver them to, or on the order of, the initial purchaser thereof upon receipt of a written request and authorization to the Trustee on behalf of the Issuer, signed by an Authorized Representative of the Issuer, and upon payment to the Trustee of the amount specified therein, which amount shall be deposited as provided in Section 5.01.

     SECTION  2.02  Designation, Denominations, Maturity, Dated Dates, Interest
                    -----------------------------------------------------------
Accrual and Tender.
------------------

     (a) The Bonds shall be designated "Chester County Industrial Development Authority Industrial Development Revenue Bonds, 2000 Series A (Innovative Solutions and Support, LLC Project)" and shall be substantially in the form attached hereto as Exhibit A.

     (b) The Bonds shall be issuable in denominations of $100,000 or any whole multiple of $5,000 in excess thereof.

     (c) The Bonds shall mature, subject to prior redemption as provided in the form thereof recited in this Indenture, on August 1, 2015.

     (d) The Series Issue Date shall be set forth on the face side of all Bonds authenticated by the Trustee. Each Bond shall bear the date of its authentication.

     (e) The Bonds shall bear interest from the Interest Payment Date to which interest has been paid next preceding the date of authentication, unless the date of authentication (i) is an Interest Payment Date to which interest has been paid, in which event the Bonds shall bear interest from the date of authentication, or (ii) is prior to the first Interest Payment Date for the Bonds, in which event such Bonds shall bear interest from the Series Issue Date. Interest on the Bonds shall be paid on each Interest Payment Date. Each Bond shall bear interest on overdue principal at the rates borne by the Bonds during the period such principal is overdue. So long as the Bonds bear interest at a Weekly Rate, interest on the Bonds shall be computed on the basis of a year of 365 or 366 days, as applicable, for the number of days actually elapsed. Interest accruing on the Bonds at a Term Rate shall be computed on the basis of a 360-day year of twelve 30-day months.

          (f) Bonds authenticated and delivered while bearing interest in the Weekly Mode shall set forth on the face side thereof, in the place provided for designating the interest rate, the words "Weekly Rate".

          (g) Bonds authenticated and delivered while bearing interest in a Term Mode shall set forth on the face side thereof, in the place provided for designating the interest rate, the words "__% Term Rate for Term Rate Period ending __________ 1, ____".

          (h) All Bonds shall initially bear interest at a Weekly Rate from the Series Issue Date determined in accordance with Section 2.03. The Bonds may be converted from one Rate Mode to another Rate Mode as provided in Section 2.05.

          (i) The Bonds shall be subject to optional and mandatory tender for purchase as provided in Article IV.

          SECTION 2.03      Weekly Rate. A Weekly Rate shall be determined for
                            -----------
each Weekly Rate Period as described below. For each Weekly Rate Period and so long as the Bonds are in the Weekly Mode, the interest rate on the Bonds shall be the current market rate determined by the Remarketing Agent on the immediately preceding Weekly Rate Calculation Date, in accordance with this Section. On each Weekly Rate Calculation Date, the Remarketing Agent shall determine the Weekly Rate for the next succeeding Weekly Rate Period as the rate which if borne by the Bonds would, in the judgment of the Remarketing Agent, taking into account prevailing financial market conditions, be the interest rate necessary, but would not exceed the interest rate necessary, to enable the Remarketing Agent to arrange for the sale of all of the outstanding Bonds at a price equal to the principal amount thereof plus accrued interest thereon. Notice of such Weekly Rate shall be given by the Remarketing Agent to the Trustee by the close of business on the Weekly Rate Calculation Date. No notice of Weekly Rates will be given to the Issuer, the Borrower, the Bank or the Holders; however, the Issuer, the Borrower, the Bank and the Holders may obtain Weekly Rates from the Trustee or the Remarketing Agent upon request therefor. Anything herein to the contrary notwithstanding, in no event shall the Weekly Rate borne by the Bonds exceed the Maximum Rate.

          In determining each Weekly Rate to be effective pursuant to this Section, prevailing financial market conditions which the Remarketing Agent shall take into account shall include (i) existing short-term tax-exempt market rates and indexes of such short-term rates, (ii) the existing market supply and demand for short-term tax-exempt securities, (iii) existing yield curves for short-term tax-exempt securities for obligations of credit quality comparable to the Bonds, (iv) general economic conditions, (v) industry, economic and financial conditions that may affect or be relevant to the Bonds, and (vi) such other facts, circumstances and conditions as the Remarketing Agent, in its sole discretion, shall determine to be relevant.

          If for any reason the Remarketing Agent does not determine a Weekly Rate for any Weekly Rate Period as aforesaid, or if a court holds a rate for any Weekly Rate Period to be invalid or unenforceable, the Weekly Rate for that Weekly Rate Period shall be equal to the Weekly Rate in effect for the immediately preceding Weekly Rate Period. The Weekly Rate for any consecutive succeeding Weekly Rate Period for which the Remarketing Agent does not determine a Weekly Rate, or a court holds a rate to be invalid or unenforceable, shall be the 30-day tax-exempt commercial paper rate published for that Weekly Rate Period by Munifacts Wire System, Inc. (or a replacement publisher of a tax-exempt commercial paper rate designated in writing by the Issuer to the Trustee and Remarketing Agent in the event Munifacts Wire System, Inc. no longer published such rate), representing, as of the publication date, the average of 30-day yield evaluations at par of tax-exempt securities rated by each Rating Service in its highest commercial paper rating category; provided that if Munifacts Wire System, Inc. or such replacement publisher does not publish such a tax-exempt commercial paper rate on a day on which a Weekly Rate is to be set, the Weekly Rate shall be 85% of the interest rate for 30-day taxable commercial paper (prime paper placed through dealers) announced on such day by the Federal Reserve Bank of New York.

          The determination of the Weekly Rate by the Remarketing Agent pursuant to this Indenture shall be conclusive and binding upon the Issuer, the Trustee, the Borrower, the Remarketing Agent, the Bank and the Holders of the Bonds.

          SECTION 2.04      Term Rate. A Term Rate shall be determined for each
                            ---------
Term Rate Period as described below. Upon conversion to a Term Mode, a Nominal Term Rate Period shall be fixed by the Borrower pursuant to Section 2.05 as a term of two or more consecutive Semiannual Periods constituting the nominal length of each Term Rate Period thereafter until the date of a conversion to another Rate Mode. A Term Mode based on one Nominal Term Rate Period and a Term Mode based on another Nominal Term Rate Period are different Rate Modes. Each Term Rate shall be determined by the Remarketing Agent, on the Term Rate Calculation Date, as the lowest rate of interest that, in the judgment of the Remarketing Agent, taking into account prevailing financial market conditions, would be necessary to enable the Remarketing Agent to arrange for the sale of the Bonds in the respective Term Mode in a secondary market sale at a price equal to the principal amount thereof, plus accrued interest, on the first Business Day of the respective Term Rate Period; provided that (1) if the Remarketing Agent fails for any reason to determine the Term Rate for any Term Rate Period, such Term Rate shall be equal to 80% of the average of the annual bond equivalent yield evaluations at par as of the first day of the corresponding Term Rate Period or, if such day is not a Business Day, the next preceding Business Day of United States Treasury obligations having a term to maturity similar to such Term Rate Period, and (2) no Term Rate shall exceed the lesser of (i) the maximum interest rate at which the Letter of Credit then in effect provides coverage for at least 200 days interest and (ii) 25% per annum. In determining a Term Rate pursuant to this Section, prevailing financial market conditions which the Remarketing Agent shall take into account shall include (i) existing long-term tax-exempt market rates and indexes of such long-term rates,
(ii) the existing market supply and demand for long-term tax-exempt securities,
(iii) existing yield curves for long-term tax-exempt securities for obligations of credit quality comparable to the Bonds, (iv) general economic conditions, (v) industry, economic and financial conditions that may affect or be relevant to the Bonds, and (vi) such other facts, circumstances and conditions as the Remarketing Agent, in its sole discretion, shall determine to be relevant. Notice of each Term Rate shall promptly be given by telephone (promptly confirmed in writing) by the Remarketing Agent to the Trustee, the Issuer, the Borrower and the Bank. Determinations of Term Rates pursuant to this Section shall be conclusive and binding upon the Issuer, the Borrower, the Trustee, the Bank and the Holders.

          SECTION 2.05      Conversion at Option of Borrower. The Borrower shall
                            --------------------------------
have the option to convert the Bonds from one Rate Mode to another Rate Mode as herein provided on any Conversion Date the Borrower shall select; provided that
(i) each Conversion Date shall be an Interest Payment Date and (ii) Bonds in a Term Mode cannot be converted to another Rate Mode prior to the date on or after which the Bonds may first be redeemed at a redemption price of par, plus accrued interest, pursuant to their terms. The Borrower may exercise its option to convert the Bonds regardless of the number of times the Bonds have previously been converted pursuant to the exercise of its option to convert. The Borrower shall exercise such option by giving written notice from an Authorized Representative of the Borrower to the Issuer, the Trustee, the Remarketing Agent and the Bank, stating its election to convert the Rate Mode of the Bonds to another Rate Mode specified in such notice and stating the Conversion Date therefor, not less than 45 days (or such shorter period as shall be acceptable to the Trustee) prior to such Conversion Date. Upon receipt of such notice by the Trustee, the Trustee may conclusively assume that the Issuer, the Remarketing Agent and the Bank also received a copy of such notice and that such condition has been complied with. In connection with each conversion to a Term Mode, the Nominal Term Rate Period shall be selected by the Borrower and designated in such notice. Notice of the exercise of an option to convert shall not be effective unless, within 10 days (or such greater period as shall be acceptable to the Trustee) of the delivery of such notice, there shall have been delivered to the Trustee (1) an opinion of Bond Counsel addressed to the Trustee, the Issuer, the Borrower, the Bank and the Remarketing Agent to the effect that (i) such conversion is authorized or permitted by this Indenture and the Act and (ii) either (A) such conversion is not treated as a reissuance of the Bonds and does not adversely affect the exclusion from gross income of the interest on the Bonds for federal income tax purposes or (B) the interest on the Bonds is excluded from gross income for federal income tax purposes, which opinion shall be confirmed by such Bond Counsel on the Conversion Date, (2) written consent of the Bank to such conversion, (3) in the case of a conversion to a Term Mode, an amendment to the Letter of Credit or an Alternate Letter of Credit which provides for (i) an Expiration Date not earlier than one year after the Conversion Date, (ii) on and after such Conversion Date, coverage of 200 days accrued interest on the Bonds at a rate not less than the interest rate at which the then current letter of credit provides coverage, subject to adjustment on the Conversion Date to the actual Term Rate as the same shall be fixed on the Conversion Date, and (iii) on and after such Conversion Date, coverage of premium (if any) on the Bonds in an amount equal to the sum of the optional redemption premium and supplemental premium which would become payable on the Bonds upon mandatory redemption if the Letter of Credit (as amended by such amendment) or such Alternate Letter of Credit were not extended beyond the Expiration Date set forth therein, (4) in the case of a conversion from a Term Mode to the Weekly Mode an amendment to the Letter of Credit or an Alternate Letter of Credit which provides for (i) an Expiration Date not earlier than one year after the Conversion Date and (ii) on and after such Conversion Date, coverage for 50 days accrued interest on the Bonds at a maximum rate of 12% per annum, and (5) written notice from the Rating Service that such conversion and the related amendment to the Letter of Credit or delivery of an Alternate Letter of Credit will not result in a withdrawal or reduction of the then current rating or ratings on the Bonds or setting forth a new rating or ratings on the Bonds effective upon such conversion. In the case of a conversion from one Rate Mode to another Rate Mode, the Trustee shall give notice by first class mail (postage prepaid) to the Holders not less than 30 days prior to the proposed Conversion Date stating (i) that, in the case of a conversion to a Term Mode, the interest rate on the Bonds is scheduled to be converted to a Term Rate and stating the Nominal Term Rate Period on which such Term Rate will be based, or in the case of a conversion to the Weekly

Mode, the interest rate on the Bonds is scheduled to be converted to a Weekly Rate, (ii) the proposed Conversion Date, (iii) that the Borrower, on or before the tenth day prior to the proposed Conversion Date, may determine not to convert the Bonds in which case the Trustee shall notify the Holders in writing to such effect, and (iv) that all outstanding Bonds will be subject to a mandatory purchase on the Conversion Date, or if such Conversion Date is not a Business Day, the first Business Day following such Conversion Date at a price of par plus accrued interest, if any. The Issuer, the Borrower, the Trustee, the Bank and the Remarketing Agent shall not be liable to any Holders for failure to give any notice required above or for failure of any Holders to receive any such notice. Upon each conversion under this Section, the Bonds shall be subject to mandatory purchase pursuant to Section 4.02 on the Conversion Date or if such Conversion Date is not a Business Day, the first Business Day following such Conversion Date.

          SECTION 2.06      Execution and Authentication of Bonds. The Bonds
                            -------------------------------------
shall be executed by the manual or facsimile signature of the Chairman, Vice Chairman, Executive Director or Deputy Director of the Issuer, and the corporate seal of the Issuer or a facsimile thereof shall be affixed, imprinted, lithographed or reproduced thereon and attested by the manual or facsimile signature of the Secretary or Assistant Secretary of the Issuer. In case any officer whose signature or a facsimile of whose signature shall appear on any Bond shall cease to be that officer before the authentication of the Bond, the signature of such officer or the facsimile thereof nevertheless shall be valid and sufficient for all purposes, the same as if he had remained in office until that time. Any Bond may be executed on behalf of the Issuer by an officer who, on the date of execution is the proper officer, although on the date of authentication of the Bond that person was not the proper officer.

          No Bond shall be valid or become obligatory for any purpose or shall be entitled to any security or benefit under this Indenture unless and until a certificate of authentication, substantially in the form set forth in Exhibit A to this Indenture, has been signed by the Trustee. The authentication by the Trustee upon any Bond shall be conclusive evidence that the Bond so authenticated has been duly authenticated and delivered hereunder and is entitled to the security and benefit of this Indenture. The certificate of the Trustee may be executed by any person authorized by the Trustee, and it shall not be necessary that the same authorized person sign the certificates of authentication on all of the Bonds.

          SECTION 2.07      Source of Payment of Bonds. To the extent provided
                            --------------------------
in and except as otherwise permitted by this Indenture, (i) the Bonds shall be limited obligations of the Issuer and the Bond Service thereon shall be payable equally and ratably solely from the Revenues and (ii) the payment of Bond Service on the Bonds shall be secured by the Trust Estate pursuant to the granting clauses of this Indenture. Neither the general credit nor the taxing power of the Issuer, the Commonwealth of Pennsylvania or any political subdivision thereof is pledged to the payment of the Bonds, and the Bonds shall not be or be deemed obligations of the Commonwealth of Pennsylvania or any political subdivision thereof. The Issuer has no taxing power.

          SECTION 2.08      Payment and Ownership of Bonds. Bond Service shall
                            ------------------------------
be payable in lawful money of the United States of America without deduction for the services of the Trustee. Subject to the provisions of the second paragraph of this Section and Sections 2.12 and 2.13, (i) the principal of and any premium on any Bond shall be payable when due to a

Holder upon presentation and surrender of such Bond at the Payment Office of the Trustee, and (ii) interest on any Bond shall be paid on each Interest Payment Date by check or draft which the Trustee shall cause to be mailed on that date to the Person in whose name the Bond is registered at the close of business on the Regular Record Date applicable to that Interest Payment Date on the Register at the address appearing therein. If and to the extent, however, that the Issuer shall fail to make payment or provision for payment of interest on any Bond on any Interest Payment Date, that interest shall cease to be payable to the Person who was the Holder of that Bond as of the applicable Regular Record Date. When moneys become available for payment of that interest, (x) the Trustee shall, pursuant to Subsection 7.06(d), establish a Special Record Date for the payment of that interest which shall be not more than 15 nor fewer than 10 days prior to the date of the proposed payment, and (y) the Trustee shall cause notice of the proposed payment and of the Special Record Date to be mailed by first class mail, postage prepaid, to each Holder at its address as it appears on the Register not fewer than 10 days prior to the Special Record Date and, thereafter, that interest shall be payable to the Persons who are the Holders of the Bonds at the close of business on the Special Record Date.

          The interest and the principal or redemption price and purchase price becoming due with respect to the Bonds shall, at the written request of the Holder of at least $1,000,000 aggregate principal amount of such Bonds received by the Trustee at least two Business Days before the corresponding Regular Record Date or maturity, redemption or purchase date, be paid by wire transfer within the continental United States in immediately available funds to the bank account number of such Holder specified in such request and entered by the Trustee on the Register, but, in the case of principal or redemption price and purchase price, only upon presentation and surrender of such Bonds at the Payment Office of the Trustee.

          Subject to the foregoing, each Bond delivered under this Indenture upon transfer thereof, or in exchange for or in replacement of any other Bond, shall carry the rights to interest accrued and unpaid, and to accrue on that Bond, or which were carried by that Bond.

          Except as provided in this Section and in the first paragraph of
Section 2.10, (i) the Holder of any Bond shall be deemed and regarded as the absolute owner thereof for all purposes of this Indenture, (ii) payment of or on account of the Bond Service on any Bond shall be made only to or upon the order of that Holder or its duly authorized attorney in the manner permitted by this Indenture, and (iii) neither the Issuer nor the Trustee shall, to the extent permitted by law, be affected by notice to the contrary. All of those payments shall be valid and effective to satisfy and discharge the liability upon that Bond, including without limitation the interest thereon to the extent of the amount or amounts so paid.

          SECTION 2.09      Registration, Transfer and Exchange of Bonds. All
                            --------------------------------------------
Bonds shall be issued in fully registered form. The Bonds shall be registered upon original issuance and upon subsequent transfer or exchange as provided in this Indenture. The Trustee shall act as registrar and transfer agent for the Bonds. So long as any of the Bonds remain outstanding, the Issuer will cause books for the registration and transfer of Bonds, as provided in this Indenture, to be maintained and kept by the Trustee.

          Bonds may be exchanged, at the option of their Holder, for Bonds of any authorized denomination or denominations in an aggregate principal amount equal to the unmatured and unredeemed principal amount of, and bearing interest at the same rate and maturing on the same date or dates as, the Bonds being exchanged. The exchange shall be made upon presentation and surrender of the Bonds being exchanged at the Transfer Office of the Trustee, together with an assignment duly executed by the Holder or its duly authorized attorney in form and with guarantee of signature satisfactory to the Trustee.

          Any Bond may be transferred upon the Register, upon presentation and surrender thereof at the Transfer Office of the Trustee, together with an assignment duly executed by the Holder or its duly authorized attorney in form and with guarantee of signature satisfactory to the Trustee. Upon transfer of any Bond, the Issuer shall execute in the name of the transferee, and the Trustee shall authenticate and deliver, a new Bond or Bonds of any authorized denomination or denominations in an aggregate principal amount equal to the unmatured and unredeemed principal amount of, and bearing interest at the same rate and maturing on the same date or dates as, the Bonds presented and surrendered for transfer.

          In all cases in which Bonds shall be exchanged or transferred hereunder, the Issuer shall execute, and the Trustee shall authenticate and deliver, Bonds in accordance with the provisions of this Indenture. The exchange or transfer shall be made without charge; provided that the Issuer or the Trustee may make a charge for every exchange or transfer of Bonds sufficient to reimburse them for any tax or excise required to be paid with respect to the exchange or transfer. The charge shall be paid before a new Bond is delivered.

          All Bonds issued upon any transfer or exchange of Bonds shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Bonds surrendered upon transfer or exchange. While the Bonds are in a Term Mode, the Trustee shall not be required to exchange or transfer (i) any Bond during a period beginning at the opening of business 15 days before the date of the mailing of a notice of redemption of Bonds and ending at the close of business on the day of such mailing, or (ii) any Bond selected for redemption, in whole or in part.

          In case any Bond is redeemed in part only, on or after the redemption date and upon presentation and surrender of the Bond, the Issuer, subject to the provisions of Sections 2.12 and 2.13, shall cause execution of, and the Trustee shall authenticate and deliver, a new Bond or Bonds in authorized denominations in an aggregate principal amount equal to the unmatured and unredeemed portion of, and bearing interest at the same rate and maturing on the same date or dates as, the Bond redeemed in part.

          SECTION 2.10      Mutilated, Lost, Wrongfully Taken or Destroyed
                            ----------------------------------------------
Bonds. If any Bond is mutilated, lost, wrongfully taken or destroyed, in the
-----
absence of written notice to the Issuer or the Trustee that a lost, wrongfully taken or destroyed Bond has been acquired by a bona fide purchaser, the Issuer shall execute, and the Trustee shall authenticate and deliver, a new Bond of like date, maturity, interest rate and denomination and of the same series as the Bond mutilated, lost, wrongfully taken or destroyed; provided that (i) in the case of any mutilated Bond, the mutilated Bond first shall be surrendered to the Trustee, and (ii) in the case of any lost, wrongfully taken or destroyed Bond, there first shall be furnished to the Issuer, the Borrower and the Trustee evidence of the loss, wrongful taking or destruction satisfactory to the Trustee, together with indemnity satisfactory to it and to the Authorized Representative of the Issuer. The Issuer and the Trustee may charge the Holder of a mutilated, lost, wrongfully taken or destroyed Bond their reasonable fees and expenses in connection with their actions pursuant to this Section.

          Notwithstanding the foregoing, the Trustee shall not be required to authenticate and deliver any substitute Bond for a Bond which has been called for redemption or which has matured or is about to mature and, in any such case, the principal or redemption price and interest then due or becoming due shall be paid by the Trustee with funds available under the Indenture for such purpose in accordance with the terms of the mutilated, lost, wrongfully taken or destroyed Bond without substitution therefor.

          Any Bond authenticated and delivered under this Section 2.10 in substitution for a lost, wrongfully taken or destroyed Bond shall, except as otherwise provided in this Section, be deemed to evidence the same debt as the lost, wrongfully taken or destroyed Bond. Every substituted Bond issued pursuant to this Section shall constitute an additional contractual obligation of the Issuer and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder unless the Bond alleged to have been lost, wrongfully taken or destroyed shall be at any time enforceable by a bona fide purchaser for value without notice. In the event the Bond alleged to have been lost, wrongfully taken or destroyed shall be enforceable by anyone, the Issuer may recover the substitute Bond from the Bondholder to whom it was issued or from anyone taking under such Bondholder except a bona fide purchaser for value without notice.

          All Bonds shall be held and owned on the express condition that the foregoing provisions of this Section are exclusive with respect to the replacement or payment of mutilated, lost, wrongfully taken or destroyed Bonds and, to the extent permitted by law, shall preclude any and all other rights and remedies with respect to the replacement or payment of negotiable instruments or other investment securities without their surrender, notwithstanding any law or statute to the contrary now existing or hereafter enacted.

          SECTION 2.11      Cancellation of Bonds. Any Bond surrendered pursuant
                            ---------------------
to this Article for the purpose of payment, redemption, retirement, exchange, replacement or transfer shall be cancelled upon presentation and surrender thereof to the Trustee. Bonds purchased pursuant to Section 4.01 or 4.02 shall not be surrendered Bonds and shall be outstanding Bonds, unless otherwise specifically provided in this Indenture.

          The Borrower may deliver at any time to the Trustee for cancellation any Bonds previously authenticated and delivered hereunder, which the Borrower may have purchased pursuant to the provisions of this Indenture. All Bonds so delivered shall be cancelled promptly by the Trustee. Cancelled Bonds shall be destroyed by the Trustee by shredding, incineration or other method promptly after their cancellation. Upon written request from the Issuer, the Trustee shall provide certificates describing the destruction of cancelled Bonds to the Issuer.

          SECTION 2.12      Special Agreement with Holders. Notwithstanding any
                            ------------------------------
provision of this Indenture or of any Bond to the contrary, the Trustee may enter into an agreement with any Holder providing for making all payments to that Holder of principal of and interest and any premium on that Bond or any part thereof at a place and by a method (including wire transfer of federal funds) other than as provided in this Indenture and in the Bond, without presentation or surrender of the Bond, upon any conditions which shall be satisfactory to the Trustee; provided that (i) except as otherwise provided in
Section 2.13, payment of principal shall be made only upon presentation and surrender of the Bond and (ii) payment in any event shall be made to the Person in whose name a Bond shall be registered on the Register, with respect to payment of principal and premium, on the date such principal and premium is due, and, with respect to the payment of interest, as of the applicable Regular Record Date, Special Record Date or other date agreed upon, as the case may be. The Trustee will furnish a copy of each such agreement, upon request, to the Issuer, the Bank and the Borrower. Any payment of principal, premium or interest pursuant to such an agreement shall constitute payment thereof pursuant to, and for all purposes of, this Indenture.

          SECTION 2.13      Book Entry System for the Bonds.
                            -------------------------------

          (a) Notwithstanding the foregoing provisions of this Article II, the Bonds shall initially be issued in the form of one fully-registered bond for the aggregate principal amount of the Bonds of each maturity, which Bonds shall be registered in the name of Cede & Co., as nominee of DTC. Except as provided in paragraph (g) below, all of the Bonds shall be registered in the Register in the name of Cede & Co., as nominee of DTC; provided that if DTC shall request that the Bonds be registered in the name of a different nominee, the Trustee shall exchange all or any portion of the Bonds for an equal aggregate principal amount of Bonds registered in the name of such nominee or nominees of DTC. No Person other than DTC or its nominee shall be entitled to receive from the Issuer or the Trustee either a Bond or any other evidence of ownership of the Bonds, or any right to receive any payment in respect thereof, unless DTC or its nominee shall transfer record ownership of all or any portion of the Bonds on the Register in connection with discontinuing the book entry system as provided in paragraph (g) below or otherwise.

          (b) So long as any Bonds are registered in the name of DTC or any nominee thereof, all payments of the principal, Purchase Price or redemption price of or interest on such Bonds shall be made to DTC or its nominee in accordance with the Representation Letter on the dates provided for such payments under this Indenture. Each such payment to DTC or its nominee shall be valid and effective to fully discharge all liability of the Issuer or the Trustee with respect to the principal or redemption price of or interest on the Bonds to the extent of the sum or sums so paid. In the event of the redemption of less than all of the Bonds outstanding of any maturity, the Trustee shall not require surrender by DTC or its nominee of the Bonds so redeemed, but DTC (or its nominee) may retain such Bonds and make an appropriate notation on the Bond certificate as to the amount of such partial redemption; provided that DTC shall deliver to the Trustee, upon request, a written confirmation of such partial redemption and thereafter the records maintained by the Trustee shall be conclusive as to the amount of the Bonds of such maturity which have been redeemed.

          (c) The Issuer and the Trustee may treat DTC (or its nominee) as the sole and exclusive owner of the Bonds registered in its name for the purposes of payment of the principal, redemption price or purchase price of or interest on the Bonds, selecting the Bonds or portions thereof to be redeemed, giving any notice permitted or required to be given to Holders under this Indenture, registering the transfer of Bonds, obtaining any consent or other action to be taken by Holders and for all other purposes whatsoever; and neither the Issuer nor the Trustee shall be affected by any notice to the contrary. Neither the Issuer nor the Trustee shall have any responsibility or obligation to any participant in DTC, any Person claiming a beneficial ownership interest in the Bonds under or through DTC or any such participant, or any other Person which is not shown on the Register as being a Holder, with respect to either: (1) the Bonds, (2) the accuracy of any records maintained by DTC or any such participant, (3) the payment by DTC or any such participant of any amount in respect of the principal, redemption price or purchase price of or interest on the Bonds, (4) any notice which is permitted or required to be given to Holders under this Indenture, (5) the selection by DTC or any such participant of any Person to receive payment in the event of a partial redemption of the Bonds, and (6) any consent given or other action taken by DTC as Holder.

          (d) So long as any Bonds are registered in the name of DTC or any nominee thereof, all notices required or permitted to be given to the Holders of such Bonds under this Indenture shall be given to DTC as provided in the Representation Letter.

          (e) In connection with any notice or other communication to be provided to Holders pursuant to this Indenture by the Issuer or the Trustee with respect to any consent or other action to be taken by Holders, DTC shall consider the date of receipt of notice requesting such consent or other action as the record date for such consent or other action, provided that the Issuer or the Trustee may establish a special record date for such consent or other action. The Issuer or the Trustee shall give DTC notice of such special record date not less than 15 calendar days in advance of such special record date to the extent possible.

          (f) Any successor Trustee shall, in its written acceptance of its duties under this Indenture, agree to take any actions necessary from time to time to comply with the requirements of the Representation Letter.

          (g) The book-entry system for registration of the ownership of the Bonds may be discontinued at any time if either (1) after written notice to the Issuer and the Trustee, DTC determines to resign as securities depository for the Bonds, or (2) after written notice to DTC and the Trustee, the Issuer determines that continuation of the system of book-entry transfers through DTC (or through a successor securities depository) is not in the best interests of the Issuer. In either of such events (unless in the case described in clause (2) above, the Issuer appoints a successor securities depository), the Bonds shall be delivered in registered certificate form to such Persons, and in such maturities and principal amounts, as may be designated in writing by DTC, but without any liability on the part of the Issuer or the Trustee for the accuracy of such designation. Whenever DTC requests the Issuer and the Trustee to do so, the Issuer and the Trustee shall cooperate with DTC in taking appropriate action after reasonable notice to arrange for another securities depository to maintain custody of certificates evidencing the Bonds.

          (h) Anything herein to the contrary notwithstanding, so long as any Bonds are registered in the name of DTC or any nominee thereof, (i) in connection with any optional tender of such Bonds bearing interest at a Weekly Rate, the beneficial owners of such Bonds are responsible for submitting the Bondholder Tender Notice to the Remarketing Agent only, and (ii) in the definition of "Determination of Taxability" in Article I, the term "Holder" shall be deemed to refer to the beneficial owners of such Bonds.

          (i) Upon remarketing of Bonds in accordance with Section 4.03 herein, payment of the purchase price thereof shall be made to DTC and no surrender of certificates is expected to be required. Such sales shall be made through DTC participants (which may include the Remarketing Agent) and the new beneficial owners of such Bonds shall not receive delivery of Bond certificates. DTC shall transmit payment to DTC participants, and DTC participants shall transmit payment to beneficial owners whose Bonds were purchased pursuant to a remarketing. Neither the Issuer, the Trustee nor the Remarketing Agent is responsible for transfers of payment to DTC participants or beneficial owners.

          (j) The provisions of this Section 2.13 are subject to the provisions of Article IV relating to Pledged Bonds.

(End of Article II)

                                  ARTICLE III

                              REDEMPTION OF BONDS

          SECTION 3.01      Terms of Redemption. The Bonds are subject to
                            -------------------
redemption prior to stated maturity as follows:

          (a)  Mandatory Sinking Fund Redemption. The Bonds are not subject to
               ---------------------------------
mandatory sinking fund redemption.

          (b)  Extraordinary Optional Redemption. The Bonds are subject to
               ---------------------------------
redemption prior to maturity by the Issuer in the event of the exercise by the Borrower of its option to direct that redemption upon occurrence of any of the events described in Section 6.2 of the Financing Agreement, at any time in whole or on any Interest Payment Date in part, in each case, at a redemption price of 100% of the principal amount redeemed plus accrued interest to the redemption date.

          (c)  Optional Redemption During Weekly Mode. While the Bonds are in
               --------------------------------------
the Weekly Mode, the Bonds may be redeemed by the Issuer, at the direction of the Borrower, in whole at any time or in part on any Interest Payment Date, prior to maturity at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the redemption date.

          (d)  Optional Redemption During Term Mode. While the Bonds are in a
               ------------------------------------
Term Mode, the Bonds shall be subject to optional redemption prior to maturity by the Issuer, at the direction of the Borrower, only (i) in whole or in part on a Term Rate Period End Interest Payment Date at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the redemption date or
(ii) prior to the end of the then current Term Rate Period in whole at any time or in part on any Interest Payment Date, provided that the Bonds shall not be redeemable during the No Call Period shown below, which shall begin on the first day of the current Term Rate Period. In each Term Rate Period, after the applicable No Call Period, the Bonds shall be redeemable at a redemption price equal to the percentage of their principal amount shown below in the Initial Redemption Price column, plus accrued interest to the redemption date. The redemption price (expressed as a percentage of the principal amount of the Bonds to be redeemed) shall decline annually by the amount shown below in the Annual Reduction in Premium column until the Bonds shall be redeemable at a redemption price equal to 100% of the principal amount thereof plus accrued interest, without premium, after the year indicated in the No Premium column.

                               Term Rate Period
                               ----------------

 Equal to or                         Initial      Annual
   Greater     But Less   No Call  Redemption  Reduction in    No Premium
     Than        Than     Period      Price       Premium         After
  ----------   --------   -------  -----------  -----------     --------

   10 Years      N/A      8 Years     102%         1/2%       12/th/ Year
    5 Years    10 Years   5 Years     101%         1/2%        7/th/ Year
     N/A        5 Years   2 Years     101%         1/2%        4/th/ Year

          In connection with any conversion to a Term Mode, the Issuer (at the direction of the Borrower) may, by written stipulation delivered to the Trustee, the Remarketing Adviser and the Bank, waive or otherwise alter its right to direct the optional redemption of the Bonds and any redemption premium that may become payable in connection therewith; provided that, at least 30 days (or such shorter period as shall be acceptable to the Trustee, the Remarketing Agent and the Bank) prior to the respective Conversion Date, there is delivered to the Trustee, the Remarketing Agent and the Bank (1) a notice from the Issuer setting forth such waiver or alteration and (2) an opinion of Bond Counsel to the effect that such waiver or alteration is authorized or permitted under this Indenture and the Act and that (i) such waiver or alteration is not treated as causing a reissuance of the Bonds and does not adversely affect the exclusion from gross income of interest on the Bonds for federal income tax purposes or (ii) the interest on the Bonds is excluded from gross income for federal income tax purposes.

          The Issuer may only call Bonds for optional redemption pursuant to this Subsection which would require a payment of a premium if (i) the Trustee can draw under the Letter of Credit moneys sufficient to pay such premium with respect to all Bonds other than any Pledged Bonds or Borrower Bonds and (ii) the Bank has consented to such optional redemption.

          If optional redemption at a redemption price exceeding 100% of the principal amount to be redeemed is to take place as of any applicable mandatory redemption date identified in Subsection 3.01(a), the Bonds, or portions thereof, to be so redeemed shall be selected pursuant to the provisions of
Section 3.02 prior to the selection of the Bonds to be redeemed on the same date by operation of the mandatory redemption provisions of Subsection 3.01(a).

          (e)  Mandatory Redemption Upon Expiration of Letter of Credit Without
               ----------------------------------------------------------------
Replacement. While the Bonds are in a Term Mode, the Bonds are subject to
-----------
mandatory redemption in whole by the Issuer on the Interest Payment Date next preceding the Expiration Date of the Letter of Credit unless at least 45 days (or such shorter period as shall be acceptable to the Trustee) prior to such Interest Payment Date the Trustee has received notice that the Letter of Credit has been or will be extended; provided that, if such Interest Payment Date is a Term Rate Period End Interest Payment Date, then such Bonds shall not be so redeemed but shall be subject to mandatory purchase as provided in Section 4.02. The redemption price of Bonds so redeemed shall be equal to the redemption price that would be applicable to such Bonds if they were redeemed by optional redemption pursuant to Subsection 3.01(d); provided that if such redemption will occur during the applicable No Call Period under Subsection 3.01(d), then the redemption price shall be equal to the optional redemption price that would be applicable to such Bonds on the first day after the expiration of the applicable No Call Period plus a supplemental premium in the amount (expressed as a percentage of the principal amount of the Bonds to be redeemed) that corresponds to the then remaining No Call Period, as follows:

                Remaining No Call Period      Supplemental Premium
                ------------------------      --------------------
                Equal to or But Less Than          Greater Than
                -------------------------          ------------

                         6 Years                       3%

                    3 Years - 6 Years                  2%

                      N/A - 3 Years                    1%

          In connection with any conversion to a Term Mode, the Issuer (at the direction of the Borrower) may, by written stipulation delivered to the Trustee, the Remarketing Agent and the Bank, waive or otherwise alter any redemption premium or any supplemental premium which may become payable in connection with a mandatory redemption upon expiration of the Letter of Credit; provided that, at least 30 days (or such shorter period as shall be acceptable to the Trustee, the Remarketing Agent and the Bank) prior to the respective Conversion Date, there is delivered to the Trustee, the Remarketing Agent and the Bank (1) a notice from the Issuer setting forth such waiver or alteration and (2) an opinion of Bond Counsel to the effect that such waiver or alteration is authorized or permitted under this Indenture and the Act and that (i) such waiver or alteration is not treated as causing a reissuance of the Bonds and does not adversely affect the exclusion from gross income of interest on the Bonds for federal income tax purposes or (ii) the interest on the Bonds is excluded from gross income for federal income tax purposes.

          (f)  Mandatory Redemption Upon Determination of Taxability. Upon the
               -----------------------------------------------------
occurrence of a Determination of Taxability, the Bonds are subject to mandatory redemption in whole prior to maturity by the Issuer at a redemption price equal to 100% of the outstanding principal amount thereof plus accrued interest to the redemption date, at the earliest practicable date selected by the Trustee, after consultation with the Borrower, but in no event later than 90 days following the Trustee's receipt of written notification of the Determination of Taxability.

          If the Trustee receives written notice that a Determination of Taxability has occurred, the Trustee shall forthwith consult with the Issuer, the Borrower and the Bank and thereafter (if a Determination of Taxability has in fact occurred) proceed to enforce payments under the Financing Agreement in respect of the necessary redemption price and to redeem the Bonds as soon as practicable after the date the Trustee first receives written notice of the Determination of Taxability. In making any determination in respect of the occurrence of a Determination of Taxability or a redemption relating thereto, the Trustee may rely on an opinion of counsel.

          All of the Bonds outstanding on the redemption date selected shall be redeemed by the Issuer on that date, except that Bonds for the payment or redemption of which sufficient moneys or investments are held by the Trustee as provided in Section 10.02 shall be redeemed on the redemption date in accordance with that Section and not otherwise.

          (g)  Use of Certain Funds to Redeem Bonds. The Trustee shall draw on
               ------------------------------------
the Letter of Credit in the manner provided by Section 5.04 to pay the principal of and premium (if any) and interest on any Bonds called for redemption pursuant to this Section. Except as otherwise provided in this Section, the Trustee shall pay the redemption price on all Bonds redeemed under this Section in the manner and from the sources set forth in Section 5.04 with respect to the payment of Bond Service. The Trustee shall only call Bonds for optional redemption pursuant to subsection 3.01(c) or 3.01(d) if (i) it holds moneys in the Bond Fund available for payment of the Bonds to be redeemed pursuant to Section 5.04(c) or (ii) the Bank has consented to such optional redemption.

          SECTION 3.02      Partial Redemption. If fewer than all of the Bonds
                            ------------------
are to be redeemed, the selection of Bonds or portions thereof to be redeemed shall be made by lot or by such other method as the Trustee deems fair and appropriate; provided that (i) any Pledged Bonds shall be redeemed first and any Borrower Bonds shall be redeemed second, and (ii) if any Bond is to be redeemed in part, the principal portion to remain outstanding must be equal to $100,000 or any whole multiple of $5,000 in excess thereof. In the case of a partial redemption of Bonds when Bonds of denominations greater than $100,000 are then outstanding, each $100,000 unit (or unit of $100,000 plus an integral multiple of $5,000 in excess thereof, if applicable) of face value of principal thereof shall be treated as though it were a separate Bond of the denomination of $100,000. If it is determined that a portion, but not all, of the face value represented by a Bond is to be called for redemption, then upon notice of redemption of the portion to be redeemed, the Holder of that Bond shall, subject to Section 2.13, surrender the Bond to the Trustee (a) for payment of the redemption price of the portion called for redemption (including without limitation the interest accrued to the date fixed for redemption and any premium) and (b) for issuance, without charge to the Holder thereof, of a new Bond or Bonds of any authorized denomination or denominations in an aggregate principal amount equal to the unmatured and unredeemed portion of, and bearing interest at the same rate and maturing on the same date as, the Bond surrendered.

          SECTION 3.03      Issuer's Election to Redeem. Except in the case of
                            ---------------------------
redemption pursuant to any mandatory redemption provisions of this Indenture, Bonds shall be redeemed only by written notice from the Borrower on behalf of the Issuer to the Trustee and the Bank. Such notice shall specify the redemption date and the principal amount of Bonds to be redeemed, and shall be given at least 45 days prior to the redemption date or such shorter period as shall be acceptable to the Trustee.

          SECTION 3.04      Notice of Redemption.
                            --------------------

          (a) When required to redeem Bonds under any provision of this Indenture, or when directed to do so by the Issuer or the Borrower pursuant to the provisions of this Indenture, the Trustee shall cause notice of the redemption to be given not more than 60 days and not less than 15 days (30 days if the Bonds are in a Term Mode) prior to the redemption date, except in the case of a redemption pursuant to Subsection 3.01(e) in which case the Trustee shall cause notice to be given not more than 45 days and not less than 15 days (30 days if the Bonds are in a Term Mode) prior to the redemption date, by mailing copies of such notice of redemption by first class mail, postage prepaid, to all Holders of Bonds to be redeemed at their registered addresses, but failure to mail any such notice or defect in the mailing thereof in respect of any Bond shall not affect the validity of the redemption of any other Bond with respect to which notice was properly given. Each such notice shall be dated and shall be given in the name of the Issuer and shall state the following information:

               (i) the identification numbers, as established under this Indenture, and the CUSIP numbers, if any, of the Bonds being redeemed, provided that any such notice shall state that no representation is made as to the correctness of CUSIP numbers either as printed on such Bonds or as contained in the notice of redemption and that reliance may be placed only on the identification numbers contained in the notice or printed on such Bonds;

               (ii) any other descriptive information needed to identify accurately the Bonds being redeemed;

               (iii) in the case of partial redemption of any Bonds, the respective principal amounts thereof to be redeemed;

               (iv)   the redemption date;

               (v)    the redemption price;

               (vi) that on the redemption date the redemption price will become due and payable upon each such Bond or portion thereof called for redemption, and that interest thereon shall cease to accrue from and after said date; and

               (vii) the place where such Bonds are to be presented and surrendered for payment of the redemption price, which place of payment shall be the Payment Office of the Trustee.

In addition, the Trustee shall at all reasonable times make available to any interested party complete information as to Bonds which have been redeemed or called for redemption.

          (b) In addition to the foregoing notice, further notice of any redemption of Bonds hereunder shall be given by the Trustee, at least two Business Days in advance of the mailed notice to Holders, by registered or certified mail or overnight delivery service to (i) the Rating Service and to The Bond Buyer, or their respective successors, if any, and to (ii) Financial Information, Inc.'s "Daily Called Bond Service", 30 Montgomery Street, 10th Floor, Jersey City, New Jersey 07302, Attention: Editor; Kenny Information Services' "Called Bond Service", 55 Bond Street, 28th Floor, New York, New York 10004; Moody's "Municipal and Government", 99 Church Street, 8th Floor, New York, New York 10007, Attention: Municipal News Report; and Standard and Poor's "Called Bond Record", 26 Broadway, 3rd Floor, New York, New York 10004; or, in accordance with then-current guidelines of the Securities and Exchange Commission, to such other addresses and/or such other services, as the Issuer may designate in writing with respect to the Bonds, or no such services, as the Issuer may designate in a certificate of the Issuer delivered to the Trustee. So long as the Bonds or any portion thereof are held by DTC, the Trustee shall send each notice of redemption of the Bonds to DTC at 711 Stewart Avenue, Garden City, New York, 11530, Attention: Call Notification Department (FAX: 516-227-
4039) or at such other address as may be provided by DTC in writing to the Trustee from time to time. The foregoing notice of redemption shall be sent to DTC by legible facsimile transmission, certified or registered mail, overnight delivery service or another secure method which enables the Trustee subsequently to verify the transmission of such notice. Such further notice shall contain the information required in Subsection 3.04(a). Failure to give all or any portion of such further notice shall not in any manner defeat the effectiveness of a call for redemption if notice thereof is given to the Holders as prescribed in Subsection 3.04(a).

          (c) If at the time of mailing of notice of any optional redemption there shall not have been deposited moneys in the Bond Fund available for payment pursuant to Subsection 5.04(c) sufficient to redeem all the Bonds called for redemption, such notice may state that it is conditional in that it is subject to the deposit of the redemption moneys in the Bond Fund available for payment pursuant to Section 5.04 not later than 12:00 noon on the redemption date, in which case such notice shall be of no effect unless moneys are so deposited.

          SECTION 3.05      Payment of Redeemed Bonds. If (a) unconditional
                            -------------------------
notice of the redemption has been duly given or duly waived by the Holders of all Bonds called for redemption or (b) conditional notice of redemption has been so given or waived and Available Moneys for such redemption have been duly deposited with the Trustee, then in either such case the Bonds called for redemption shall be payable on the redemption date at the applicable redemption price. Payment of the redemption price together with accrued interest shall be made by the Trustee, out of Revenues or other funds deposited for such purpose, to or upon the order of the Holders of the Bonds called for redemption upon surrender of such Bonds, except as otherwise provided in Section 2.13.

          Upon the payment of the redemption price of Bonds being redeemed, each check or other transfer of funds issued for such purpose shall bear the CUSIP number identifying, by issue and maturity, the Bonds being redeemed with the proceeds of such check or other transfer.

          All moneys deposited in the Bond Fund and held by the Trustee for the redemption of particular Bonds shall be held in trust for the account of the Holders thereof and shall be paid to them, respectively, upon presentation and surrender of those Bonds, except as otherwise provided in Section 2.13.

(End of Article III)

                                  ARTICLE IV

                       PURCHASE AND REMARKETING OF BONDS

          SECTION 4.01 Purchase on Demand of Holder During Weekly Mode. While
                       -----------------------------------------------
the Bonds are in the Weekly Mode, any Bond (or portion thereof in an authorized denomination) shall be purchased on the demand of the Holder thereof on any Business Day designated by such Holder in a Bondholder Tender Notice at a purchase price equal to 100% of the principal amount thereof plus accrued interest, if any, to the Purchase Date, if there is delivered to the Trustee at its Designated Office, and to the Remarketing Agent at its Principal Office, a Bondholder Tender Notice which (i) states the principal amount (or portion thereof) of such Bond and (ii) states the Purchase Date on which such Bond (or portion thereof) shall be purchased pursuant to this Section, which date shall be a Business Day not prior to the seventh day next succeeding the date of the delivery of such notice to the Trustee and the Remarketing Agent; provided that, in the case of a Bond to be purchased in part, both the portion of the Bond to be purchased and the portion which is not to be purchased must be in an authorized denomination. By delivering the Bondholder Tender Notice, the Holder irrevocably agrees to deliver such Bond, if not held in book-entry form, duly endorsed for transfer in blank and with guarantee of signature satisfactory to the Trustee, to the Delivery Office of the Trustee or any other address designated by the Trustee at or prior to 10:00 a.m. on the Purchase Date specified in the Bondholder Tender Notice. The determination by the Trustee of a Holder's compliance with the Bondholder Tender Notice and Bond delivery requirements of this Section is in the sole discretion of the Trustee and binding on the Borrower, the Issuer, the Remarketing Agent, the Bank and the Holder of the Bonds. Any Bondholder Tender Notice which the Trustee determines is not in compliance with this Section shall be of no force or effect.

          So long as the Bonds are registered to, and held in book-entry form by, DTC or its nominee, the beneficial owner of Bonds is responsible for submitting the Bondholder Tender Notice and shall be treated as the Holder of such Bonds for such purpose, and such notice need only be submitted to the Remarketing Agent.

          Any election by a Holder to tender a Bond (or portion thereof) for purchase on a Business Day in accordance with this Section shall be irrevocable and shall be binding on the Holder making such election and on any transferee of such Holder. Each Bondholder Tender Notice shall automatically constitute (i) an irrevocable offer to sell the Bond (or portion thereof) to which such notice relates on the Purchase Date at a price equal to the purchase price of such Bond (or portion thereof), (ii) an irrevocable authorization and instruction to the Trustee to effect transfer of such Bond (or portion thereof) upon payment of the purchase price to the Trustee on the Purchase Date, (iii) with respect to a tender of a portion of a Bond, an irrevocable authorization and instruction to the Trustee to effect the exchange of such Bond in part for other Bonds in a principal amount equal to the retained portion so as to facilitate the sale of the tendered portion of such Bond, and (iv) an acknowledgment that such Holder will have no further rights with respect to such Bond (or portion thereof) upon payment of the purchase price thereof to the Trustee on the Purchase Date, except for the right of such Holder to receive such purchase price upon surrender of such Bond, if not held in book-entry form, to the Trustee endorsed for transfer in blank and with guarantee of signature satisfactory to the Trustee and that after the Purchase Date such Holder will hold such Bond as agent for the Trustee. If the Bonds are not held in book-entry form and, after delivery to the Trustee and the Remarketing Agent of a Bondholder Tender Notice in accordance with this Section, the Holder making such election shall fail to deliver such Bond or Bonds described in the Bondholder Tender Notice to the Trustee at its Delivery Office on or before 10:00 a.m. on the applicable Purchase Date as required by this Section, then the undelivered Bond or portion thereof (the "Undelivered Bond") described in such Bondholder Tender Notice shall be deemed to have been tendered for purchase to the Trustee and, to the extent that there shall be held by the Trustee on or before the applicable Purchase Date an amount sufficient to pay the purchase price thereof and available for such purpose pursuant to the terms of this Section, such Undelivered Bond shall on such Purchase Date cease to bear interest and no longer shall be considered to be outstanding. Moneys held by the Trustee for the purchase of the Undelivered Bonds in accordance with the provisions of this Section shall be held in a special separate trust account for the Holders of such Undelivered Bonds. Such moneys shall be held by the Trustee uninvested and without liability for interest pending delivery of such Undelivered Bonds to the Trustee.

          The Trustee shall, as to any Undelivered Bond, promptly place a stop transfer against an appropriate amount of Bonds registered in the name of the Holder thereof on the Register. The Trustee shall place such stop transfer commencing with the lowest serial number Bond registered in the name of such Holder (until stop transfers have been placed against an appropriate amount of Bonds) until the appropriate tendered Bonds are delivered to the Trustee. Upon such delivery, the Trustee shall make any necessary adjustments to the Register.

          If the Bonds are not held in book-entry form and if for any reason a Holder fails to deliver a tendered Bond to the Trustee on the Purchase Date, the Issuer shall execute and the Trustee shall authenticate and deliver in accordance with Section 4.03 a new Bond or Bonds in replacement of the Undelivered Bond. The replacement of any such Undelivered Bond shall not be deemed to create new indebtedness, but such Bond as is issued in replacement shall be deemed to evidence the indebtedness previously evidenced by the Undelivered Bond.

          A Holder who gives a Bondholder Tender Notice may repurchase the Bonds so tendered on the Purchase Date if the Remarketing Agent agrees to remarket such Bond to such Holder, and if the Remarketing Agent agrees to remarket the specified Bond to such Holder prior to delivery of such Bonds as set forth above, the delivery requirement set forth above shall be waived.

          Upon surrender of any Bond (which is not held in book-entry form) for purchase in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to the Holder thereof a new Bond or Bonds of the same maturity, of authorized denominations, in an aggregate principal amount equal to the unpurchased portion of the Bond surrendered.

          On the date set for purchase of Bonds to be purchased pursuant to this Section and upon receipt by the Trustee of 100% of the aggregate purchase price of such Bonds, the Trustee shall pay the purchase price of such Bonds to the selling Holders thereof at its Payment Office at or before 3:00 p.m.; provided that such Bond (if not held in book-entry form) shall have been surrendered to the Trustee properly endorsed for transfer on such date with all signatures guaranteed at or prior to 10:00 a.m. on such Purchase Date. Such payment shall be made in immediately available funds and shall be made only with the following funds in the following order of availability:

               (1) moneys held in the Remarketing Proceeds Purchase Account representing proceeds from the remarketing of such Bonds by the Remarketing Agent to any Person other than the Issuer, the Borrower or any Affiliate;

               (2) moneys constituting Available Moneys held in the Bond Fund and available to make such payment pursuant to Section 10.02;

               (3) proceeds from a drawing on the Letter of Credit deposited directly into the Letter of Credit Purchase Account (provided that such proceeds shall not be applied to purchase Pledged Bonds or Borrower Bonds); and

               (4) payments made by the Borrower pursuant to Section 4.3 of the Financing Agreement.

          No purchase of Bonds pursuant to this Section shall be deemed to be a payment or a redemption of such Bonds or any portion thereof and such purchase will not operate to extinguish or discharge the indebtedness of such Bonds.

          SECTION 4.02   Mandatory Purchase on Conversion Date and at End of
                         ---------------------------------------------------
Term Rate Period; Upon Expiration of Letter of Credit; Upon Issuance of
-----------------------------------------------------------------------
Alternate Letter of Credit; and at Direction of Bank. The Bonds shall be subject
----------------------------------------------------
to mandatory purchase at a purchase price equal to the principal amount thereof plus, in the case of purchases on a Purchase Date which is not an Interest Payment Date, accrued interest thereon, as follows:

          (a) on each Conversion Date, or if such Conversion Date is not a Business Day, the first Business Day succeeding such Conversion Date, and on the first Business Day immediately following the end of each Term Rate Period;

          (b) while the Bonds are in the Weekly Mode, on the Interest Payment Date next preceding by at least two Business Days the Expiration Date of the Letter of Credit unless at least 45 days (or such shorter period as shall be acceptable to the Trustee) prior to such Interest Payment Date the Trustee has received notice that the Letter of Credit has been or will be extended;

          (c) on the Interest Payment Date on which an Alternate Letter of Credit is issued pursuant to Section 5.09; and

          (d) while the Bonds are in the Weekly Mode, on the Purchase Date stipulated by the Bank pursuant to Section 7.03 in the event the Bank directs the Trustee pursuant to Section 7.03 to call the Bonds for mandatory purchase pursuant to this clause.

The Trustee shall cause notice of any mandatory purchase to be given not more than 45 and not less than 15 days prior to the Purchase Date, by mailing copies of such notice of mandatory purchase by first class mail, postage prepaid, to all Holders of Bonds to be purchased at their registered addresses, but failure to mail any such notice or defect in the mailing thereof in respect of any Bond shall not affect the validity of the mandatory purchase of any other Bond with respect to which notice was properly given. Each such notice shall be dated and shall be given in the name of the Issuer and shall state the following information: (i) the identification numbers, as established under this Indenture, and the CUSIP numbers, if any, of the Bonds being purchased; (ii) any other descriptive information needed to identify accurately the Bonds; (iii) the Purchase Date; (iv) the purchase price; (v) that on the Purchase Date the purchase price will become due and payable upon each Bond;
(vi) the place where the Bonds are to be delivered for payment of the purchase price, which place of payment shall be the Delivery Office of the Trustee; and
(vii) the Holders of Bonds subject to mandatory purchase shall be required to deliver their Bonds for purchase to the Trustee at its Delivery Office prior to 10:00 a..m. on the corresponding Purchase Date, and any Bond not so delivered prior to 10:00 a.m. on the applicable Purchase Date (an "Undelivered Bond") shall be deemed to have been tendered to the Trustee as of such Purchase Date and, from and after such Purchase Date, shall cease to bear interest and no longer shall be considered to be outstanding. In the event of a failure by a Holder to deliver such Holder's Bond on or before the applicable Purchase Date, such Holder shall not be entitled to any payment (including any interest to accrue subsequent to such Purchase Date) other than the purchase price for such Undelivered Bond, such Undelivered Bond shall no longer be entitled to the benefits of this Indenture, except for the purpose of payment of the purchase price therefor, and such Holder shall thereafter hold such Undelivered Bond as agent for the Trustee. If for any reason a Holder fails to deliver to the Trustee on or before the applicable Purchase Date any Bond remarketed by the Remarketing Agent pursuant to Section 4.03, the Issuer shall execute and the Trustee shall authenticate and deliver to the Remarketing Agent for redelivery to the purchaser a new Bond or Bonds in replacement of the Undelivered Bond. The replacement of any such Undelivered Bond shall not be deemed to create new indebtedness, but such Bond as is issued in replacement shall be deemed to evidence the indebtedness previously evidenced by the Undelivered Bond.

          On the date set for purchase of Bonds to be purchased pursuant to this
Section 4.02 and upon receipt by the Trustee of 100% of the aggregate purchase price of such Bonds, the Trustee shall pay the purchase price of such Bonds to the selling Holders thereof at its Delivery Office at or before 3:00 p.m.; provided that such Bonds shall have been surrendered to the Trustee properly endorsed for transfer on such date with all signatures guaranteed at or prior to 10:00 a.m. on such date. Such payment shall be made in immediately available funds and payment for Bonds purchased pursuant to this Section shall be made only with the following funds in the following order of availability:

               (1) moneys held in the Remarketing Proceeds Purchase Account representing proceeds from the remarketing of such Bonds by the Remarketing Agent to any Person other than the Issuer, the Borrower or any Affiliate;

               (2) moneys constituting Available Moneys held in the Bond Fund and available to make such payment pursuant to Section 10.02;

               (3) proceeds from a drawing on the Letter of Credit deposited directly into the Letter of Credit Purchase Account (provided that such proceeds shall not be applied to purchase Pledged Bonds or Borrower Bonds); and

               (4) payments made by the Borrower pursuant to Section 4.3 of the Financing Agreement.

     No purchase of Bonds pursuant to this Section shall be deemed to be a payment or a redemption of such Bonds or any portion thereof and such purchase will not operate to extinguish or discharge the indebtedness of such Bonds.

     SECTION 4.03   Remarketing. Upon delivery of a Bondholder Tender Notice to
                    -----------
the Trustee and the Remarketing Agent (or to the Remarketing Agent only in the case of Bonds held in book-entry form) pursuant to Section 4.01 and not later than the fifth day preceding the Purchase Date for each mandatory purchase pursuant to Section 4.02, the Remarketing Agent shall use its best efforts to find purchasers for and arrange for the sale of the Bonds identified in the Bondholder Tender Notice pursuant to Section 4.01 or all Bonds subject to mandatory purchase pursuant to Section 4.02 (other than any Bonds purchased in anticipation of the expiration of the Letter of Credit or at the direction of the Bank), at a price equal to the principal amount thereof plus, in the case of purchases on a Purchase Date which is not an Interest Payment Date, accrued interest thereon, for settlement in immediately available funds at or before 10:30 a.m. on the applicable Purchase Date. Except as otherwise expressly provided herein, the Remarketing Agent may not remarket to the Issuer, the Borrower or any Affiliate any Bonds to be purchased pursuant to Section 4.01 or
4.02. In its capacity as a registered broker-dealer, the Remarketing Agent may, but is not obligated to, acquire for its own account any Bonds to be so purchased, but not otherwise remarketed, in which case the Remarketing Agent shall have remarketed such Bonds to itself. The Remarketing Agent may purchase and sell Bonds for its own account at any time.

     At or before 2:00 p.m. on the Business Day preceding the Purchase Date of Bonds to be purchased pursuant to Section 4.01 or 4.02 and remarketed pursuant to this Section (or such other time as to which the Trustee and the Remarketing Agent may agree), the Remarketing Agent shall give notice by telegram, telex, telecopy or other similar communication to the Trustee of the names, addresses and taxpayer identification numbers of the purchasers and the denominations of Bonds to be delivered to each purchaser and, if available, the payment instructions for regularly scheduled interest payments.

     The Remarketing Agent shall, at or before 10:30 a.m. on the Purchase Date of Bonds to be purchased pursuant to Section 4.01 or 4.02 and remarketed pursuant to this Section, give telephonic notice, promptly confirmed in writing, to the Trustee, the Borrower and the Bank specifying the principal amount of Bonds remarketed and not remarketed, respectively, and the amount representing the purchase price of Bonds which the Remarketing Agent does not then hold in trust.

     The Remarketing Agent shall cause to be paid to the Trustee in immediately available funds by 1:00 p.m. on the Purchase Date of Bonds to be purchased pursuant to Section 4.01 or 4.02 and remarketed pursuant to this Section, all amounts (if any) then held by the Remarketing Agent representing proceeds of the remarketing of such Bonds. All such remarketing proceeds received by the Trustee shall be deposited by the Trustee in the special trust account designated as the Remarketing Proceeds Purchase Account which the Trustee shall establish and use as provided in this Article IV and shall not be commingled with other funds held by the Trustee. All moneys in the Remarketing Proceeds Purchase Account shall be held in trust, uninvested and without liability for interest thereon, pending application of such moneys by the Trustee pursuant to this Article.

     On the Purchase Date of Bonds to be purchased pursuant to Sections 4.01 or 4.02, the Trustee shall register (or hold) all Bonds purchased on such date as follows:

     (a) Bonds remarketed by the Remarketing Agent shall be registered and made available (at the Delivery Office of the Trustee) to the Remarketing Agent or the purchasers thereof in accordance with the instructions of the Remarketing Agent delivered to the Trustee pursuant to this Section 4.03, provided that the provisions of this clause (a) shall not apply to Bonds purchased pursuant to
Section 4.01 which are held in book-entry form; and

     (b) Bonds purchased with proceeds of a drawing on the Letter of Credit which are Pledged Bonds shall be held as Pledged Bonds in accordance with
Section 4.05.

     Any Bond (or portion thereof) with respect to which the Trustee receives a Bondholder Tender Notice pursuant to Section 4.01 on or after the date notice of a mandatory purchase pursuant to Section 4.02 or redemption pursuant to Section
3.04 is given and before the corresponding mandatory Purchase Date or redemption date, respectively, shall not be remarketed except to a buyer who receives and acknowledges the binding effect of such notice. Bonds purchased on or after the date notice of mandatory purchase is given and before the corresponding mandatory Purchase Date and not remarketed, shall not be subject to mandatory purchase, but shall remain outstanding. In addition, Bonds which are deemed paid pursuant to Article X shall not be remarketed but shall be canceled upon being purchased pursuant to Section 4.01 or 4.02 in accordance with the Bond cancellation provisions of Section 2.11.

     Anything in this Indenture to the contrary notwithstanding, the Remarketing Agent shall have no obligation (i) to remarket any Bonds which are not supported by the Letter of Credit or an Alternate Letter of Credit as contemplated by this Indenture or (ii) to determine Term Rates or to find purchasers for and arrange for the sale of the Bonds on or after a Conversion Date or to make any effort to such end, except to the extent the Remarketing Agent shall have expressly and specifically agreed in writing with the Borrower to perform such duties.

     SECTION 4.04   Drawings on Letter of Credit for Purchase of Bonds. As
                    --------------------------------------------------
provided by Section 4.03, the Remarketing Agent shall advise the Trustee of the amounts not held by the Remarketing Agent which shall be drawn under the Letter of Credit in order for the Trustee to make timely payments of purchase price of Bonds from remarketing proceeds or moneys drawn under the Letter of Credit. In the absence of such notice, the Trustee shall be deemed to have received notice from the Remarketing Agent specifying that no portion of the purchase price of such Bonds is held by the Remarketing Agent, in which case the Trustee shall draw the entire amount thereof under the Letter of Credit. Prior to 11:00 a.m. on each Purchase Date, the Trustee shall take all action necessary to draw on the Letter of Credit in accordance with its terms, the amounts specified (or deemed specified) for receipt by the Trustee on such Purchase Date. The Trustee shall establish a special trust account designated as the Letter of Credit Purchase Account into which the Trustee shall deposit and hold in trust, uninvested and without liability for interest thereon, all such amounts (and only such amounts) received by the Trustee from drawings on the Letter of Credit for purchases of Bonds pending application of such amounts by the Trustee pursuant to this Article IV. Any remaining amounts in the Letter of Credit Purchase Account after any application required by this Article IV shall be paid over by the Trustee to the Bank as reimbursement for the drawing on the Letter of Credit from which such amounts were derived; provided that the Letter of Credit shall be reinstated to the extent of such reimbursement and the Trustee shall take all necessary action on its part pursuant to the Letter of Credit to effect such reinstatement. Anything herein to the contrary notwithstanding, no amounts drawn on the Letter of Credit shall be applied to the purchase of Pledged Bonds or Borrower Bonds.

     Any moneys paid by the Borrower pursuant to Section 4.3 of the Financing Agreement for purchase of Bonds tendered for purchase pursuant to this Indenture shall be deposited by the Trustee in a special trust account designated as the Borrower Purchase Account which the Trustee shall establish and use to (i) reimburse the Bank for drawings under the Letter of Credit for such purpose or
(ii) if moneys derived from a drawing under the Letter of Credit are insufficient to pay such purchase price, pay the purchase price of such Bonds.

     SECTION 4.05   Bonds Purchased with Proceeds of Letter of Credit.
                    -------------------------------------------------

     (a)  Pledged Bonds. Bonds purchased with proceeds of a drawing on the
          -------------
Letter of Credit pursuant to this Article shall constitute "Pledged Bonds" and shall be held by the Trustee as agent for the Bank as pledgee of the Borrower pursuant to the Reimbursement Agreement (and shall be shown as such on the Register and, if held in book-entry form, in the ownership records maintained by DTC and any applicable DTC participant) unless and until (1) the Trustee has confirmation from the Bank to the extent contemplated by the terms of the Letter of Credit that the Letter of Credit has been reinstated with respect to such drawing and (2) the Bank has notified the Trustee by telephone (thereafter promptly confirmed in writing) that such Bonds have been released from the pledge pursuant to the Reimbursement Agreement and are no longer Pledged Bonds. Pending reinstatement of the Letter of Credit and release of such pledge as aforesaid, the Bank shall be entitled to receive all payments of principal of and interest on Pledged Bonds as pledgee of the Borrower and such Bonds shall not be transferable or deliverable to any party (including the Borrower) except the Bank pursuant to the Reimbursement Agreement.

     (b)  Remarketing of Pledged Bonds. The Remarketing Agent shall continue to
          ----------------------------
use its best efforts to arrange for the sale of any Pledged Bonds required to be remarketed pursuant to Section 4.03, subject to full reinstatement of the Letter of Credit with respect to the drawings with which such Bonds were purchased, at a price equal to the principal amount thereof plus accrued interest.

     (c)  Notice of Remarketing. At or prior to 2:00 p.m. on the Business Day
          ---------------------
preceding each day on which any Pledged Bonds that are successfully remarketed by the Remarketing Agent are to be purchased, the Remarketing Agent shall give telephonic notice, promptly confirmed in writing, to the Trustee, the Borrower and the Bank specifying:

          (i) the Business Day on which such purchase will take place and the principal amount of Pledged Bonds successfully remarketed by the Remarketing Agent, and

          (ii) to the Trustee only, the names, addresses and tax identification numbers of the proposed purchasers thereof and the denominations of Bonds to be delivered to each purchaser and, if available, the payment instructions for regularly scheduled interest payments.

     (d)  Delivery of Remarketed Pledged Bonds and Proceeds Thereof.
          ---------------------------------------------------------
Contemporaneously with reinstatement of the Letter of Credit as described in Subsection 4.05(a) and the sale of Pledged Bonds arranged by the Remarketing Agent as described in Subsection 4.05(b), (i) such Bonds (if not held in book-entry form) shall be made available (at the Delivery Office of the Trustee) to the Remarketing Agent or the purchasers thereof in accordance with the instructions of the Remarketing Agent and (ii) the proceeds of such sale shall be delivered to the Bank for the account of the Borrower to be applied to any unpaid reimbursement obligation under the Reimbursement Agreement with respect to the prior drawings made on the Letter of Credit in respect of the purchase of such Bonds.

     SECTION 4.06   Borrower Bonds.
                    --------------

     (a)  Remarketing of Borrower Bonds. Subject to the provisions and
          -----------------------------
limitations of the Remarketing Agreement and Section 4.03, the Remarketing Advisor shall, if so directed by the Borrower, use its best efforts to arrange for the sale of any Borrower Bonds, at a price equal to the principal amount thereof, plus accrued interest.

     (b)  Notice of Remarketing. On or prior to each Business Day on which any
          ---------------------
Borrower Bonds that are successfully remarketed by the Remarketing Agent pursuant to Section 4.06(a) are to be purchased, the Remarketing Agent shall give telephonic notice, promptly confirmed in writing, to the Trustee, the Borrower and the Bank specifying:

          (i) the Business Day on which such purchase will take place and the principal amount of Borrower Bonds successfully remarketed by the Remarketing Agent, and

          (ii) to the Trustee only, the names, addresses and tax identification numbers of the proposed purchasers thereof, the denominations of Bonds to be delivered to each purchaser and, if available, the payment instructions for regularly scheduled interest payments.

     (c)  Delivery of Remarketed Borrower Bonds and Proceeds Thereof. Upon the
          ----------------------------------------------------------
sale of Borrower Bonds arranged by the Remarketing Agent pursuant to Section 4.06(a), (i) such Bonds (if not held in book-entry form) shall be made available (at the Delivery Office of the Trustee) to the Remarketing Agent or the purchasers thereof in accordance with the instructions of the Remarketing Agent and (ii) the proceeds of such sale shall be delivered to the Borrower.

     SECTION 4.07   No Purchases After Acceleration; Inadequate Funds for
                    -----------------------------------------------------
Purchases. Anything in this Indenture to the contrary notwithstanding, there
---------
shall be no purchases of Bonds pursuant to this Article if the Bonds have been declared immediately due and payable pursuant to Section 7.03 and such declaration has not been annulled, stayed or otherwise suspended.

     If the funds available for purchases of Bonds are inadequate for the purchase of all Bonds tendered on any Purchase Date pursuant to this Article, the Trustee shall, after any applicable grace period: (a) return all tendered Bonds to the Holders thereof; and (b) return all moneys received for the purchase of such Bonds (other than moneys provided by the Borrower and other than Letter of Credit proceeds, unless the Letter of Credit is reinstated with respect thereto) to the Persons providing such moneys; provided that the Holders shall retain all rights to tender Bonds pursuant to the terms of this Article IV.

(End of Article IV)

                                   ARTICLE V

                          FUNDS AND LETTER OF CREDIT

     SECTION 5.01   Creation of Project Fund. There is hereby established with
                    ------------------------
the Trustee a trust fund designated "Project Fund" for the payment of Project Costs. There shall be deposited in the Project Fund all proceeds of the sale of the Bonds and any equity contribution of the Borrower. The Trustee shall maintain a record of the income on investments and interest earned on amounts held in the Project Fund and on proceeds of Bonds held in respect of accrued or capitalized interest held by the Trustee as Revenues. Subject to the provisions of Section 5.08, such income or interest may be expended at any time or from time to time to pay the Project Costs in the same manner as the proceeds of Bonds deposited in the Project Fund are expended.

     Pending disbursement pursuant to the Financing Agreement, the moneys and Eligible Investments to the credit of the Project Fund shall be held as security for the outstanding Bonds and for the Borrower's obligations under the Reimbursement Agreement.

     SECTION 5.02   Disbursements from and Records of Project Fund. Moneys in
                    ----------------------------------------------
the Project Fund shall be disbursed in accordance with the provisions of the Financing Agreement. The Trustee shall cause to be kept and maintained adequate records pertaining to the Project Fund and all disbursements therefrom. The Trustee shall make such records available for inspection by, or shall provide copies thereof to, the Issuer, the Borrower and/or the Bank upon prior written request.

     SECTION 5.03   Disposition of Excess Bond Proceeds. The completion of the
                    -----------------------------------
Project and payment of all Project Costs payable out of the Project Fund (except for amounts, if any, to be retained by the Trustee as provided under the Financing Agreement for the payment of Project Costs not then due and payable) shall be evidenced by the filing with the Trustee of the certificate of the Authorized Representative of the Borrower required by Section 3.6 of the Financing Agreement. As soon as practicable after the filing with the Trustee of such certificate, any balance remaining in the Project Fund (other than the amounts retained by the Trustee as described in the preceding sentence) shall be deposited or applied in accordance with the written direction of the Authorized Representative of the Borrower pursuant to Section 3.4 of the Financing Agreement. In addition, such balance shall not be invested by the Borrower at a yield in excess of the yield on the Bonds, unless there shall have been delivered to the Trustee an opinion of Bond Counsel that such investment will not cause the interest on the Bonds to be included in the gross income of the Holders for federal income tax purposes.

     SECTION 5.04   Bond Fund.
                    ---------

     (a)  Revenues to be Paid Over to the Trustee. The Issuer has caused the
          ---------------------------------------
Revenues to be paid directly to the Trustee. If, notwithstanding these arrangements, the Issuer receives any payments pursuant to the Financing Agreement (other than payments to the Issuer in accordance with Section 4.4, 5.10 or 7.4 thereof), the Issuer shall immediately pay over the same to the Trustee to be held as Revenues or otherwise applied pursuant to this Indenture. Any moneys received by the Trustee with the written stipulation that they constitute payments by the

Borrower under Subsection 4.3 of the Financing Agreement corresponding to payments of purchase price of Bonds shall be identified as such and deposited and applied pursuant to Article IV. Except as provided in the immediately preceding sentence and as otherwise specifically directed under the terms of this Indenture, all Revenues received by the Trustee shall be deposited into the General Account of the Bond Fund.

          (b)  Creation of Bond Fund and Accounts. There is hereby established
               ----------------------------------
with the Trustee a trust fund designated as the "Bond Fund", within which there shall be established a General Account and a Letter of Credit Debt Service Account. Moneys held by the Trustee in the General Account shall be applied in accordance with Section 5.04(c)(ii) and the other provisions of this Indenture
(i) to reimburse the Bank with respect to drawings on the Letter of Credit to pay the principal of, premium, if any, on or interest on Bonds, (ii) to make payments of principal of, premium, if any, on and interest on the Bonds or (iii) to pay any amount required pursuant to Section 5.08, to the extent other moneys are unavailable therefor. All moneys (and only those moneys) received by the Trustee from drawings under the Letter of Credit to pay principal of, premium, if any, on and interest on the Bonds shall be deposited in the Letter of Credit Debt Service Account and applied to such purpose.

          (c)  Application of Bond Fund. Except as otherwise provided in Section
               ------------------------
7.06, moneys in the Bond Fund shall be applied as follows:

               (i) Moneys in the Letter of Credit Debt Service Account shall be applied to the payment when due of principal of, premium, if any, on and interest on the Bonds (other than Pledged Bonds or Borrower Bonds, for which such moneys shall not be Available Moneys).

               (ii) Moneys in the General Account shall be applied to the following in the order of priority indicated:

                    (A) the payment of any obligation due under Section 5.08, to the extent other moneys are unavailable therefor;

                    (B) the reimbursement of the Bank when due for moneys drawn under the Letter of Credit and deposited in the Letter of Credit Debt Service Account for payment of principal of, premium, if any, on and interest on the Bonds (in applying moneys pursuant to this clause, the Trustee shall transfer such moneys by wire transfer of immediately available funds);

                    (C) when insufficient moneys have been received under the Letter of Credit for application pursuant to Subsection 5.04(c)(i), the payment when due of principal of, premium, if any, on and interest on the Bonds, other than Borrower Bonds or Pledged Bonds;

                    (D) the payment when due of principal of, premium, if any, on and interest on Pledged Bonds; and

                    (E) the payment when due of principal of, premium, if any, on and interest on Borrower Bonds, provided that if the Trustee shall have received written notice from the Bank that any amounts are due and owing to the Bank under the

     Reimbursement Agreement, such payments shall be made to the Bank for the account of the Borrower.

               (d)  Drawings on Letter of Credit. By 12:00 noon on the Business
                    ----------------------------
Day immediately preceding each Interest Payment Date, each redemption date and the maturity date of the Bonds, the Trustee shall present the requisite draft and certificate for a drawing on the Letter of Credit so as to comply with the provisions of the Letter of Credit for payment to be made in sufficient time for the Trustee to receive the proceeds of such drawing at or before 12:00 noon on such Interest Payment Date, redemption date or maturity date, as the case may be, to pay principal of, premium, if any, on and interest on the Bonds due on such date. In addition, the Trustee shall draw on the Letter of Credit pursuant to its terms in accordance with and in order to satisfy the requirements of
Section 7.03. By 5:00 p.m. on each date it presents the requisite documents for a drawing on the Letter of Credit, the Trustee shall give notice to the Borrower by telephone, promptly confirmed in writing, of the amount so drawn. The Trustee shall promptly notify the Borrower by facsimile transmission or by oral or telephonic communication confirmed in writing if the Bank fails to transfer funds in accordance with the Letter of Credit upon the presentment of the requisite draft and certificate. In calculating the amount to be drawn on the Letter of Credit for the payment of principal of and interest on the Bonds, whether on an Interest Payment Date, at maturity or upon redemption or acceleration, the Trustee shall not take into account the potential receipt of funds from the Borrower under the Financing Agreement on such Interest Payment Date, or the existence of any other moneys in the Bond Fund, but shall draw on the Letter of Credit for the full amount of principal and interest coming due on the Bonds.

               (e)  Payment in Full. Whenever the amount in the Bond Fund
                    ---------------
available for the payment of principal or redemption price and interest in accordance with Subsection 5.04(c) is sufficient to redeem all of the outstanding Bonds and to pay interest accrued to the redemption date, the Issuer will, upon request of the Borrower, cause the Trustee to redeem all such Bonds on the redemption date specified by the Borrower pursuant to the Bonds and this Indenture. Any amounts remaining in the Bond Fund after payment in full of the principal of and premium, if any, and interest on the Bonds (or provision for payment thereof) and the fees, charges and expenses of the Issuer and the Trustee shall be paid to the Person entitled thereto in accordance with Section 10.01.

               (f)  Credits. If at any time the Trustee has funds, including
                    -------
funds received pursuant to the Letter of Credit, which under the provisions of this Indenture are to be applied to pay the principal of, premium, if any, on or interest on the Bonds, the Borrower, to the extent that such funds are to be so applied, shall be entitled to a credit, equal to the amount of such funds, against payments due from the Borrower under the Financing Agreement; provided that, with respect to funds received pursuant to one or more drawings on the Letter of Credit, the Bank has been reimbursed therefor.

               SECTION 5.05  Investment of Bond Fund, Project Fund and Rebate
                             ------------------------------------------------
Fund. All moneys received by the Trustee under this Indenture shall be deposited
----
with the Trustee, until or unless invested or deposited as provided in this Section. All deposits with the Trustee (whether original deposits or deposits or redeposits in time accounts) shall be secured as required by applicable law for such trust deposits.

               Moneys in the Bond Fund (except moneys in the Letter of Credit Debt Service Account and except any moneys held to pay principal of, or premium, if any, or interest on, any Bonds which are deemed paid under Section 10.02) and the Project Fund shall be invested and reinvested by the Trustee in Eligible Investments at the written direction of an Authorized Representative of the Borrower, subject to the requirements of Section 5.12(n) of the Financing Agreement. Except as otherwise provided in Section 10.02, moneys deposited in the Letter of Credit Debt Service Account, the Letter of Credit Purchase Account, the Borrower Purchase Account or the Remarketing Proceeds Purchase Account shall not be invested but shall be held in their respective accounts pending application pursuant to Section 5.04 or Article IV, as applicable. Moneys in the Bond Fund held to pay principal of, or premium, if any, or interest on, any Bonds which are deemed paid under Section 10.02 shall be invested only if and as provided in Section 10.02.

               Investments pursuant to this Section of moneys in the Bond Fund shall mature or be redeemable at the written direction of the Borrower at the times and in the amounts necessary to provide moneys to make Bond Service payments as they become due on Interest Payment Dates, at stated maturity or by redemption, or to reimburse the Bank when due for drawings on the Letter of Credit applied to make Bond Service payments. The Trustee shall sell or redeem investments credited to the Bond Fund to produce sufficient moneys available hereunder at the times required for the purpose of paying Bond Service (or reimbursing the Bank for drawings on the Letter of Credit therefor) when due as aforesaid, and shall do so without necessity for any order by or on behalf of the Issuer or the Borrower and without restriction by reason of any order. Each investment of moneys in the Project Fund shall mature or be redeemable by the Trustee at the written direction of the Borrower at such time as may be foreseeably necessary to make payments from the Project Fund. Subject to any written directions from an Authorized Representative of the Borrower with respect thereto and subject to the requirements of Section 5.12(n) of the Financing Agreement, the Trustee may, from time to time, sell investments in the Project Fund or the Bond Fund made pursuant to this Section and reinvest the proceeds therefrom in Eligible Investments maturing or redeemable as aforesaid.

               Any investment of moneys in any Fund established under this Indenture may be purchased from or through, or sold to, the Trustee or any affiliate of the Trustee; and any such investment made through the purchase of shares in a fund described in clause (i), (ii) or (v) of the definition of Eligible Investments may be in a fund for which the Trustee or an affiliate of the Trustee serves as investment manager, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (i) the Trustee or an affiliate of the Trustee receives fees from such funds for services rendered,
(ii) the Trustee charges and collects fees for services rendered pursuant to this Indenture, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Indenture may at times duplicate those provided to such funds by the Trustee or its affiliates.

               Moneys in the Rebate Fund shall be invested and reinvested by the Trustee at the written direction of the Borrower in Government Obligations maturing, or subject to redemption by the holder at not less than the principal amount thereof or the cost of acquisition, whichever is lower, on or before the date or dates when the payments for which such moneys are held are to become due.

               An investment made from moneys credited to the Bond Fund, the Project Fund or the Rebate Fund shall constitute part of that respective Fund, and each respective Fund shall be credited with all proceeds of sale and income from investment of moneys credited thereto. For purposes of this Indenture, those investments shall be valued at face amount or market value, whichever is less.

               If the Borrower shall not give directions as to investments of moneys held by the Trustee in the Project Fund or the Bond Fund, or if an Event of Default has occurred and is continuing hereunder, the Trustee shall make such investments in Eligible Investments described in clause (i) of the definition thereof.

               SECTION 5.06  Bond Fund Moneys to be Held in Trust. Revenues and
                             ------------------------------------
investments thereof in the Bond Fund shall, until applied as provided in this Indenture, be held by the Trustee for the benefit of the Holders of all outstanding Bonds and the Bank in the order of priority set forth in the granting clauses of this Indenture, except that any portion of the Revenues representing principal of, and premium, if any, and interest on, any Bonds which have matured or been called for redemption in accordance with Article III or which are otherwise deemed paid under Section 10.02, shall be held for the benefit of the Holders of such Bonds only.

               SECTION 5.07  Nonpresentment of Bonds. In the event that any Bond
                             -----------------------
shall not be presented for payment when the principal thereof becomes due in whole or in part, either at stated maturity or by redemption or a check or draft for interest is uncashed, all liability of the Issuer to that Holder for such Bond or such check or draft thereupon shall cease and be discharged completely; provided that moneys sufficient to pay the principal and accrued interest then due of that Bond or such check or draft shall have been made available to the Trustee for the benefit of its Holder. Thereupon, it shall be the duty of the Trustee to hold those moneys subject to the provisions of Section 10.03.

               SECTION 5.08  Creation of Rebate Fund. There is established with
                             -----------------------
the Trustee a fund designated "Rebate Fund"; provided that the Trustee shall only be required to establish the Rebate Fund on its books at such time as it is first determined that there are Excess Earnings. Any provision hereof to the contrary notwithstanding, amounts credited to the Rebate Fund shall be free and clear of any lien hereunder.

               The Borrower shall, at its expense, engage and furnish information to a Financial Consultant to calculate, as soon as is practical after the end of each Bond Year for the Bonds and as soon as is practical after the payment in full of all outstanding Bonds, the amount of Excess Earnings as of the end of that Bond Year or the date of such final payment. The Trustee shall provide to the Borrower and its Financial Consultant information maintained by the Trustee necessary for the Financial Consultant to perform its obligations pursuant to this Section. The Borrower shall promptly notify the Trustee in writing of (i) the name, address and telephone number of the Financial Consultant retained by the Borrower pursuant to this Section and (ii) the amount of Excess Earnings determined by such Financial Consultant as at the end of each Bond Year and at the date of final payment of the Bonds in full. If the amount then on deposit in the Rebate Fund is in excess of the Excess Earnings as determined by the Financial Consultant, the Trustee shall forthwith pay that excess amount to the Borrower. If the amount then on deposit in the Rebate Fund is less than such Excess Earnings, the Borrower shall, within five days after receipt of the Financial Consultant's determination thereof, pay to the Trustee for deposit in the Rebate Fund an amount sufficient to cause the Rebate Fund to contain an amount equal to such Excess Earnings. If the Borrower does not pay that required amount within five days after receipt of the Financial Consultant's determination of the Excess Earnings, the Trustee shall immediately transfer that amount from the Project Fund or the General Account of the Bond Fund to the Rebate Fund to the extent there are moneys available in the Project Fund or the General Account of the Bond Fund, as the case may be. If the Borrower shall fail to engage a Financial Consultant as required hereunder, the Trustee may (but shall not be required to) engage a Financial Consultant at the Borrower's expense for the purposes hereof, in which case (i) the Trustee shall notify the Borrower in writing of any determination of the Financial Consultant with respect to Excess Earnings and (ii) the Borrower shall pay the Trustee any amounts necessary to make the required deposits to the Rebate Fund within five days after the Trustee's notification to the Borrower. Within 60 days after the end of the fifth Bond Year and every fifth Bond Year thereafter, the Trustee, acting on behalf of the Issuer, shall, at the written direction of the Borrower, pay to the United States of America in accordance with Section 148(f) of the Code from the moneys then on deposit in the applicable account in the Rebate Fund an amount equal to 90% (or such greater percentage not in excess of 100% as the Borrower in writing may direct the Trustee to pay) of the Excess Earnings earned from the date of the original delivery of the Bonds to the end of such fifth Bond Year (less the amount of Excess Earnings, if any, previously paid to the United States of America pursuant to this Section). Within 60 days after the payment in full of all outstanding Bonds, the Trustee shall, at the written direction of the Borrower, pay to the United States of America in accordance with Section 148(f) of the Code from the moneys then on deposit in the applicable account in the Rebate Fund an amount equal to 100% of the Excess Earnings earned from the date of the original delivery of the Bonds to the date of such payment (less the amount of Excess Earnings, if any, previously paid to the United States of America pursuant to this Section) and any moneys remaining in the applicable account in the Rebate Fund following such payment shall be paid to the Borrower. All computations of Excess Earnings pursuant to this Section and Section 3.8 of the Financing Agreement shall treat the amount or amounts, if any, previously paid to the United States of America pursuant to this Section and Section 3.8 of the Financing Agreement as amounts on deposit in the Rebate Fund.

               The Trustee shall keep records of the computations made pursuant to this Section provided to it by the Borrower.

               If all the gross proceeds of the Bonds, within the meaning of
Section 148(f) of the Code, together with the gross proceeds of any other obligations treated as part of the same issue for purposes of Section 148(f) of the Code, are invested solely in tax-exempt obligations or are fully expended for the governmental purpose for which the Bonds were issued within six months of the date of issuance of the Bonds, or if the Bonds qualify for the exemption from rebate pursuant to the 18-month spend-out exception contained in the regulations promulgated under Section 148(f) of the Code, then the provisions of this Section and Section 3.8 of the Financing Agreement shall not be applicable to the investment of original proceeds of the Bonds in the Project Fund and the Borrower shall not be required to engage a Financial Consultant or otherwise comply with the foregoing provisions of this Section; provided that the Borrower shall remain responsible to determine Excess Earnings, if any, and to cause to be paid to the Trustee for deposit in the Rebate Fund and payment to the United States of America such amounts, if any, at such times as may be necessary to comply with the requirements of Section 148(f) of the Code with respect to the Bonds. The Issuer hereby elects the application of provisions for qualified temporary investments relating to investment of proceeds in obligations described in subsection (v) of Eligible Investments pursuant to Treasury regulations under Section 148 of the Code, providing for certain temporary investments of proceeds which are invested exclusively in tax-exempt obligations. In determining whether any of the exceptions provided for in this paragraph to the applicability of this Section and Section 3.8 of the Agreement apply, the Trustee shall be entitled to receive, at the expense of the Borrower, an opinion of Bond Counsel.

          SECTION 5.09     Letter of Credit.
                           ----------------

          (a)  Extension or Replacement in Anticipation of Expiration. At least
               ------------------------------------------------------
45 days (or such shorter period as shall be acceptable to the Trustee) prior to the Interest Payment Date next preceding the Expiration Date of the current Letter of Credit, the Borrower may provide for the delivery to the Trustee of
(1) an amendment to the Letter of Credit which extends the Expiration Date to a date that is not earlier than six months from its then current Expiration Date and that follows an Interest Payment Date by not less than two Business Days and not more than 15 calendar days or (2) if the Bonds are in a Weekly Mode or if the Interest Payment Date next preceding the Expiration Date of the current Letter of Credit is a Term Rate Period End Interest Payment Date, an Alternate Letter of Credit issued by a national banking association, a bank, a trust company or other financial institution or credit provider, which shall have terms which are the same in all material respects (except the Expiration Date and except any changes pursuant to this Indenture with respect to interest or premium coverage in connection with a concurrent interest rate reset or conversion) as the current Letter of Credit and which shall have an Expiration Date that is not earlier than one year from the Expiration Date of the Letter of Credit then in effect and that follows an Interest Payment Date by not less than two Business Days and not more than 15 calendar days. The Borrower shall be deemed to have provided for such amendment extending the Letter of Credit or for such Alternate Letter of Credit if the Borrower shall have delivered to the Trustee, in form satisfactory to the Trustee, a commitment from the Bank or the proposed provider of the Alternate Letter of Credit to deliver such amendment or Alternate Letter of Credit on or before the Interest Payment Date next preceding the current Expiration Date of the Letter of Credit; provided that if such amendment or Alternate Letter of Credit is not delivered to the Trustee on or before such Interest Payment Date, an Event of Default shall be deemed to have occurred under Subsection 7.01(h).

          Any such amended Letter of Credit or Alternate Letter of Credit shall provide for drawings to pay up to (i) while the Bonds are in the Weekly Mode, an amount equal to the principal amount of the outstanding Bonds, plus 50 days interest thereon computed at 12% per annum based on a 365-day year, and (ii) while the Bonds are in a Term Mode, an amount equal to the principal amount of the outstanding Bonds, plus 200 days interest thereon at a rate not less than the applicable Term Rate based on a 360-day year (consisting of twelve 30-day months), plus an amount equal to the sum of the optional redemption premium (if any) and supplemental premium (if any) which would become payable on the Bonds upon mandatory redemption if such amended Letter of Credit or Alternate Letter of Credit were not extended beyond the Expiration Date set forth therein.

          The Trustee shall not accept an Alternate Letter of Credit under this Subsection unless there shall have been delivered to the Trustee (1) an opinion of counsel to the Bank satisfactory to the Trustee with respect to the validity, binding effect and enforceability of such Alternate Letter of Credit and (2) an opinion of Bond Counsel to the effect that either (i) such action is not treated as causing a reissuance of the Bonds and does not adversely affect the exclusion from gross income of interest on the Bonds for federal income tax purposes or (ii) the interest on the Bonds is excluded from gross income for federal income tax purposes.

          If the Letter of Credit is extended as described above, the mandatory redemption pursuant to Subsection 3.01(e), or the mandatory purchase pursuant to
Section 4.02(b), shall not occur. If an Alternate Letter of Credit is delivered, the Bonds will be subject to mandatory purchase pursuant to Section 4.02(c). Unless all of the conditions of this Subsection which are required to be met 45 days (or such shorter period as shall be acceptable to the Trustee) preceding the Interest Payment Date next preceding the Expiration Date of the Letter of Credit have been satisfied, the Trustee shall take all action necessary to call the Bonds for mandatory redemption pursuant to Section 3.01(e), or mandatory purchase pursuant to clause (b) of Section 4.02, as applicable, on the Interest Payment Date next preceding such Expiration Date; provided that if the Borrower shall have notified the Trustee in writing that it expects to meet all the conditions for the delivery of an amendment extending the existing Letter of Credit on or before the Interest Payment Date next preceding the Expiration Date of the existing Letter of Credit, then the notice of mandatory redemption pursuant to Subsection 3.01(e), or mandatory purchase pursuant to clause (b) of
Section 4.02, shall state that it is subject to rescission, and the Trustee shall rescind such notice, if such conditions are so met (in which case such mandatory redemption or mandatory purchase shall not occur).

          The provisions of this Subsection with respect to the substitution of an Alternate Letter of Credit in the event that the Expiration Date of the Letter of Credit is not extended shall apply equally to the substitution of another Alternate Letter of Credit in the event that the Expiration Date of an existing Alternate Letter of Credit is not extended.

          (b)  Other Replacement. The delivery of an Alternate Letter of Credit
               -----------------
in anticipation of the expiration of the current Letter of Credit shall be governed by Subsection 5.09(a). In addition, except as provided in the following sentence, the Borrower may at any time provide for the delivery to the Trustee of an Alternate Letter of Credit which shall have terms which are the same in all material respects (except as to Expiration Date and except any changes pursuant to this Indenture with respect to interest or premium coverage in connection with a concurrent interest rate reset or conversion) as the current Letter of Credit. Notwithstanding the foregoing, if the Bonds are in a Term Mode, an Alternate Letter of Credit may be substituted for the then current Letter of Credit only on a Term Rate Period End Interest Payment Date. Any Alternate Letter of Credit delivered pursuant to this paragraph (b) shall (1) replace the then existing Letter of Credit on an Interest Payment Date, (2) have an Expiration Date that is not less than one year from the date of its delivery and not sooner than the Expiration Date of the current Letter of Credit then in effect and that follows an Interest Payment Date by not less than two Business Days and not more than 15 calendar days, (3) be issued by a national banking association, a bank, a trust company or other financial institution or credit provider, and (4) be accompanied by an opinion of counsel to the Bank with respect to the validity, binding effect and enforceability of such Alternate Letter of Credit, and an opinion of Bond Counsel to the effect that either (i) the issuance of such Alternate Letter of Credit is not treated as causing a reissuance of the Bonds and does not adversely affect the exclusion from gross income of interest on the Bonds for federal income tax purposes or (ii) the interest on the Bonds is excluded from gross income for federal income tax purposes. The Borrower shall deliver to the Trustee at least 45 days (or such shorter period as shall be acceptable to the Trustee) prior to the proposed replacement of a Letter of Credit, the Alternate Letter of Credit or a commitment, in form satisfactory to the Trustee, from the Bank to deliver such Alternate Letter of Credit on the effective date thereof, together with the opinions referred to above.

          Any Alternate Letter of Credit shall provide for drawings to pay up to
(i) while the Bonds are in the Weekly Mode, an amount equal to the principal amount of the outstanding Bonds, plus 50 days interest thereon computed at 12% per annum based on a 365-day year, and (ii) while the Bonds are in a Term Mode, an amount equal to the principal amount of the outstanding Bonds, plus 200 days interest thereon at a rate not less than the applicable Term Rate based on a 360-day year (consisting of twelve 30-day months). The Trustee shall take all action necessary to call the Bonds for mandatory purchase pursuant to Section 4.02(c) in connection with the delivery of an Alternate Letter of Credit.

          If the requirements set forth in this Subsection are met, then the Trustee shall accept such Alternate Letter of Credit and promptly surrender for cancellation the previously held Letter of Credit to the issuer thereof in accordance with the terms of such Letter of Credit; provided, however, that such Letter of Credit shall not be so surrendered until after the Trustee has drawn upon such Letter of Credit with respect to any amount necessary to pay principal of or interest on the Bonds then due and the purchase price of Bonds subject to mandatory purchase pursuant to Section 4.02(c), and any amounts so drawn have been received by the Trustee.

          (c)  Reduction. In each case that Bonds are redeemed or deemed to have
               ---------
been paid pursuant to Section 10.01, the Trustee shall take such action as may be permitted under the Letter of Credit to reduce the amount available thereunder to an amount equal to the principal amount of the outstanding Bonds, plus (i) while the Bonds are in the Weekly Mode, 50 days interest on such principal amount computed at 12% per annum based on a 365-day year, and (ii) while the Bonds are in Term Mode, 200 days interest on such principal amount computed at a rate not less than the applicable Term Rate based on a 360-day year (consisting of twelve 30-day months); provided that such action by the Trustee shall not be required if the Letter of Credit so reduces automatically pursuant to its terms.

          (d)  Substitution by Bank. Upon reduction of the amount available
               --------------------
under the Letter of Credit pursuant to the terms of the Letter of Credit and Subsection 5.09(c) as a result of redemption of Bonds, the Bank shall have the right, at its option, to require the Trustee to promptly surrender the outstanding Letter of Credit to the Bank and to accept in substitution therefor a substitute Letter of Credit in the same form, dated the date of such substitution, for an amount equal to the amount available under the Letter of Credit as so reduced, but otherwise having terms identical to the then outstanding Letter of Credit.

          (e)  Other Credit Enhancement; No Credit Enhancement. After a
               -----------------------------------------------
mandatory purchase of the Bonds pursuant to clause (b) or (d) of Section 4.02, nothing in this Section shall limit the Borrower's right to provide other credit enhancement (such as a letter of credit not meeting the requirements of this Section or bond insurance) or no credit enhancement as security for the Bonds; provided that any such credit enhancement shall have administrative provisions reasonably satisfactory to the Trustee and the Borrower shall have furnished to the Trustee with respect thereto an opinion of Bond Counsel to the effect that either (i) such action does not adversely effect the exclusion from gross income of interest on the Bonds for federal income tax purposes or (ii) the interest on the Bonds is excluded from gross income for federal income tax purposes.

(End of Article V)

                                  ARTICLE VI

                     COVENANTS AND REPRESENTATIONS OF ISSUER

          SECTION 6.01  Corporate Existence; Compliance with Laws. The Issuer
                        -----------------------------------------
shall maintain its corporate existence; shall use its best efforts to maintain and renew all its rights, powers, privileges and franchises; and shall comply with all valid and applicable laws, rules, regulations, orders, requirements and directions of any legislative, executive, administrative or judicial body relating to the Issuer's participation in the Project or the issuance of the Bonds.

          SECTION 6.02  Payment of Bond Service. The Issuer will pay all Bond
                        -----------------------
Service, or cause it to be paid, solely from the sources provided herein, on the dates, at the places and in the manner provided in this Indenture.

          SECTION 6.03  No Further Assignment of Revenues. The Issuer will not
                        ---------------------------------
assign the Revenues or create any debt, lien or charge thereon, other than the assignment thereof under this Indenture.

          SECTION 6.04  Filings. The Issuer shall cause this Indenture or
                        -------
financing statements relating hereto to be filed, in such manner and at such places as may be required by law fully to protect the security of the Holders and the right, title and interest of the Trustee in and to the Trust Estate or any part thereof, all as may be reasonably requested by the Trustee. From time to time, the Trustee may, but shall not be required to, obtain an opinion of counsel setting forth what, if any, actions by the Issuer or the Trustee should be taken to preserve such security. The Issuer shall execute or cause to be executed any and all further instruments as shall reasonably be requested by the Trustee for such protection of the interests of the Holders, and shall furnish satisfactory evidence to the Trustee of the filing and refiling of such instruments and of every additional instrument which shall be necessary to preserve the lien of this Indenture upon the Trust Estate or any part thereof until the principal of and interest on the Bonds issued hereunder shall have been paid. The Trustee shall execute or join in the execution of any such further or additional instrument and file or join in the filing thereof at such time or times and in such place or places as it may be advised by an opinion of counsel will preserve the lien of this Indenture upon the Trust Estate or any part thereof until the aforesaid principal and interest shall have been paid.

          SECTION 6.05  Rights and Enforcement of Financing Agreement. The
                        ---------------------------------------------
Trustee may enforce, in its name or in the name of the Issuer, all rights of the Issuer for and on behalf of the Holders, except for Unassigned Issuer's Rights, and may enforce all covenants, agreements and obligations of the Borrower under and pursuant to the Financing Agreement, regardless of whether the Issuer is in default in the pursuit or enforcement of those rights, covenants, agreements or obligations. The Issuer will take all actions within its authority to keep the Financing Agreement in effect in accordance with the terms thereof. So long as no Event of Default hereunder shall have occurred and be continuing, the Issuer may exercise all its rights under the Financing Agreement, including the right to amend the same pursuant to the provisions thereof and hereof. The Issuer shall give prompt notice to the Trustee of any default known to the Issuer under the Financing Agreement.

          SECTION 6.06  Further Assurances. Except to the extent otherwise
                        ------------------
provided in this Indenture, the Issuer shall not enter into any contract or take any action by which the rights of the Trustee or the Holders may be impaired and shall, from time to time, execute and deliver such further instruments and take such further action as may be required to carry out the purposes of this Indenture.

          SECTION 6.07  Issuer Not to Adversely Affect Tax-Exempt Status. The
                        ------------------------------------------------
Issuer covenants that it shall take, or cause to be taken, all actions that may be required of the Issuer for the interest on the Bonds to be and remain excluded from the gross income of the Holders for federal income tax purposes, and shall not take any actions which would adversely affect that exclusion under the provisions of federal tax laws that apply to the Bonds.

          SECTION 6.08  Bonds Not to Become Arbitrage Bonds. The Issuer
                        -----------------------------------
covenants for the benefit of the Holders from time to time of the Bonds that it will not act so as to cause the proceeds of the Bonds, any moneys derived, directly or indirectly, from the use or investment thereof and any other moneys on deposit in any fund or account maintained in respect of the Bonds (whether such moneys were derived from the proceeds of the sale of the Bonds or from other sources) to be used in a manner which could cause the Bonds to be treated as "arbitrage bonds" within the meaning of the Code. The Borrower by its execution of the Financing Agreement has covenanted to restrict the investment or other use of money in the Funds created under this Indenture in such manner and to such extent, if any, as may be necessary, after taking into account reasonable expectations at the time the Bonds are delivered to their original purchaser, so that the Bonds will not constitute "arbitrage bonds" under the Code, and the Trustee hereby agrees to comply with the Borrower's written instructions to such end with respect to the investment of money in the Funds and Accounts created under this Indenture.

          SECTION 6.09  Observance and Performance Agreements. The Issuer will
                        -------------------------------------
observe and perform faithfully at all times covenants, agreements, authority, actions, undertakings, stipulations and provisions to be observed or performed on its part under the Financing Agreement, this Indenture and the Bonds, and under all proceedings of the Issuer pertaining thereto.

          SECTION 6.10 Representations and Warranties. The Issuer represents and
                       ------------------------------
warrants that:

          (a) It is duly authorized by the Constitution and laws of the Commonwealth of Pennsylvania, including the Act, to issue the Bonds, to execute and deliver this Indenture and the Financing Agreement and to provide the security for payment of the Bond Service in the manner and to the extent set forth in this Indenture.

          (b) All actions required on its part to be performed for the issuance, sale and delivery of the Bonds and for the execution and delivery of this Indenture and the Financing Agreement have been or will be taken duly and effectively.

          (c) The Bonds will be valid and binding limited obligations of the Issuer according to their terms.

(End of Article VI)

                                  ARTICLE VII

                              DEFAULT AND REMEDIES

          SECTION 7.01  Defaults; Events of Default. The occurrence of any of
                        ---------------------------
the following events is defined as and declared to be and to constitute an Event of Default hereunder:

          (a) Failure to pay the principal of or any premium on any Bond when such principal or premium shall become due and payable, whether at stated maturity, by redemption, by acceleration or otherwise;

          (b) Failure to pay any interest on any Bond within one Business Day of when such interest shall become due and payable;

          (c) Failure to pay the purchase price due to the Holder of any Bond who has tendered such Bond for purchase pursuant to Article IV within one Business Day of when such purchase price shall have become due and payable;

          (d) Failure by the Issuer to comply with the provisions of the Act relating to the Bonds or the Project or to observe or perform any other covenant, agreement or obligation on its part to be observed or performed and which is contained in this Indenture or in the Bonds, which failure shall have continued for a period of 90 days after written notice, by registered or certified mail, to the Issuer, the Bank and the Borrower specifying the failure and requiring that it be remedied, which notice may be given by the Trustee in its discretion and shall be given by the Trustee at the written request of the Holders of not less than 25% in principal amount of the Bonds outstanding;

          (e) The occurrence and continuance of an Event of Default as defined in Section 7.1 of the Financing Agreement;

          (f) Receipt by the Trustee of a written notice from the Bank stating that an event of default has occurred under the Reimbursement Agreement and directing the Trustee to call the Bonds for mandatory purchase (if the Bonds are in the Weekly Mode) or to declare the principal of the outstanding Bonds immediately due and payable;

          (g) Receipt by the Trustee of a written notice from the Bank, prior to the tenth calendar day following payment of a drawing under the Letter of Credit for interest on Bonds which remain outstanding after the application of the proceeds of such drawing, stating that the Letter of Credit will not be reinstated with respect to such interest; or

          (h) Failure by the Borrower to cause an amendment extending the Expiration Date of the current Letter of Credit on or before the Interest Payment Date next preceding such Expiration Date, unless the Bonds have been called for mandatory redemption or mandatory purchase on such Interest Payment Date pursuant to Subsection 3.01(e) or clause (b) of Section 4.02.

          The term "default" or "failure" as used in this Article means a default or failure by the Issuer in the observance or performance of any of the covenants, agreements or obligations on its part to be observed or performed contained in this Indenture or in the Bonds or a default or failure by the Borrower under the Financing Agreement, exclusive of any period of grace or notice required to constitute an Event of Default as provided above or in the Financing Agreement.

          SECTION 7.02  Notice of Default. If an Event of Default shall occur,
                        -----------------
the Trustee shall give written notice of the Event of Default, by registered or certified mail, to the Issuer, the Borrower, the Bank and the Remarketing Agent within five (5) days after the Trustee acquires actual knowledge of the Event of Default. If an Event of Default occurs of which the Trustee has notice pursuant to this Indenture, the Trustee shall give written notice thereof, within 30 days after the Trustee's receipt of notice of its occurrence, to the Holders of all Bonds outstanding as shown by the Register at the close of business one Business Day prior to the mailing of that notice; provided that except in the case of a default in the payment of the principal or Purchase Price of or any premium or interest on any Bond, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or responsible officers of the Trustee in good faith determine that the withholding of notice to the Holders is in the best interests of the Holders.

          SECTION 7.03  Acceleration. Upon the occurrence of any Event of
                        ------------
Default under Subsection 7.01(d), (e) or (f), the Trustee shall, upon the written direction of the Bank (or, in the case of an Event of Default under Subsection 7.01(d), upon the written request of the Holders of 100% in principal amount of the Bonds outstanding), declare, by a notice in writing delivered to the Issuer and the Borrower, the principal of all Bonds outstanding (if not then already due and payable), together with interest accrued thereon, to be due and payable immediately; provided that, if the Bonds are in the Weekly Mode, the Bank may, at its option, but subject to the following provisions of this paragraph, direct the Trustee in writing to call (in which case the Trustee shall call) the Bonds for mandatory purchase pursuant to clause (d) of Section
4.02 on a Business Day stipulated by the Bank in such direction, which Business Day shall not be earlier than 20 days (or such shorter period as shall be acceptable to the Trustee) after the date the Trustee receives such direction. Irrespective of whether an Event of Default has occurred under Section 7.01(d),
(e) or (f) for which the Bank has directed the Trustee to call the Bonds for mandatory purchase, upon the occurrence of an Event of Default under Subsection 7.01(g) or (h), the Trustee shall, and upon the occurrence of an Event of Default under Subsection 7.01(a), (b) or (c) the Trustee may and upon the written request of the Holders of a majority in principal amount of the Bonds outstanding shall, declare the principal of all Bonds outstanding (if not then already due and payable), and the interest accrued thereon, to be due and payable immediately, such declaration to be made by a notice in writing delivered to the Issuer and the Borrower. Upon any declaration that the principal of and interest on the Bonds are due and payable immediately, such principal and interest shall become and be due and payable immediately, and, in addition, in the case of any such declaration as a result of an Event of Default under Subsection 7.01(e), (f), (g) or (h) while the Bonds are in a Term Mode, there shall also become due and payable immediately a premium equal to the sum of the optional redemption premium and supplemental premium which would become payable with respect to the Bonds if they were redeemed pursuant to a mandatory redemption under Subsection 3.01(e) on the Interest Payment Date next preceding the Expiration Date of the Letter of Credit.

          Written notice of any such declaration shall be given concurrently to the Bank and the Remarketing Agent. The Trustee immediately upon such declaration shall give notice thereof in the same manner as provided in Section 3.04 with respect to redemption of the Bonds, except that there shall be no minimum period of notice prior to the date of payment. Such notice shall specify the date on which payment of principal and interest shall be tendered to the Holders of the Bonds.

          Upon any such declaration hereunder, the Trustee shall (i) immediately exercise such rights as it may have under the Financing Agreement to declare all payments thereunder to be immediately due and payable and (ii) immediately draw upon the Letter of Credit to the full extent permitted by the terms thereof (such drawing to provide for payment by the Bank to be due at the earliest time which the Trustee may require under the Letter of Credit and in no case later than two Business Days after the date of declaration of acceleration and to include amounts in respect of interest accruing on the Bonds through the date payment of such drawing by the Bank is due). Upon receipt by the Trustee of payment of the full amount drawn on the Letter of Credit and provided sufficient moneys are available in the Bond Fund to pay pursuant to Section 5.04 all sums due on the Bonds, (i) interest on the Bonds shall cease to accrue as provided in
Section 10.03 and (ii) the Bank shall succeed to and be subrogated to the right, title and interest of the Trustee and the Holders in and to the Financing Agreement, all funds held under this Indenture (except any funds held in the Bond Fund or any account with respect to Undelivered Bonds which are identified for the payment of the Bonds or of the purchase price of Undelivered Bonds and any funds held in the Rebate Fund) and any other security held for the payment of the Bonds, all of which, upon payment of any fees and expenses due and payable to the Trustee pursuant to the Financing Agreement or this Indenture, shall be assigned by the Trustee to the Bank.

          If, after the principal of the Bonds has been so declared to be due and payable, all arrears of principal of and interest on the Bonds outstanding are paid, and the Issuer and the Borrower also perform all other things in respect of which either of them may have been in default hereunder or under the Financing Agreement and pay the reasonable charges of the Trustee, the Holders and any trustee appointed under the Act, including reasonable attorney's fees and expenses, then, and in every such case, the Trustee or the Holders of a majority in principal amount of the Bonds outstanding, by written notice to the Issuer and the Borrower (and to the Holders or the Trustee, as the case may be), may annul such declaration and its consequences, and such annulment shall be binding upon the Trustee and all Holders; provided that there shall be no annulment of any declaration resulting from (1) any Event of Default specified in Subsection 7.01(f) or (g) without the prior written consent of the Bank or
(2) any Event of Default which has resulted in a drawing under the Letter of Credit unless the Trustee has received written notice from the Bank that the Letter of Credit has been reinstated (i) while the Bonds are in the Weekly Mode, to an amount equal to the principal amount of the Bonds outstanding, plus 50 days interest thereon at the Maximum Rate, and (ii) while the Bonds are in a Term Mode, to an amount equal to the principal amount of the Bonds outstanding, plus 200 days interest thereon at a rate not less than the current Term Rate. No annulment shall extend to or affect any subsequent Event of Default or shall impair any rights consequent thereon.

          SECTION 7.04  Other Remedies; Rights of Holders. With or without
                        ---------------------------------
taking action under Section 7.03, upon the occurrence and continuance of an Event of Default, the Trustee may pursue any available remedy to enforce the payment of Bond Service or the observance and performance of any other covenant, agreement or obligation under this

Indenture, the Financing Agreement or the Letter of Credit or any other instrument providing security, directly or indirectly, for the Bonds.

          If any Event of Default has occurred and is continuing, the Trustee in its discretion may, and upon the written request of Holders of a majority in principal amount of the Bonds outstanding and receipt of indemnity to its satisfaction shall, in its own name:

          (a) By mandamus, or other suit, action or proceeding at law or in equity, enforce all rights of the Holders, including the right to require the Issuer to enforce any rights under the Financing Agreement and to require the Issuer to carry out any other provisions of this Indenture for the benefit of the Holders and to perform its duties under the Act;

          (b)  Bring suit upon the Bonds;

          (c) By action or suit in equity require the Issuer to account as if it were the trustee of an express trust for the Holders; and

          (d) By action or suit in equity enjoin any acts or things which may be unlawful or in violation of the rights of the Holders.

If an Event of Default under Subsection 7.01(e) occurs and is continuing, the Trustee in its discretion may, and upon the written request of Holders of a majority in principal amount of the Bonds outstanding or of the Bank and receipt of indemnity to its satisfaction shall, enforce each and every right granted to it as assignee of the Financing Agreement.

          No remedy conferred upon or reserved to the Trustee (or to the Holders) by this Indenture is intended to be exclusive of any other remedy. Each remedy shall be cumulative and shall be in addition to every other remedy given hereunder or otherwise to the Trustee or to the Holders now or hereafter existing.

          No delay in exercising or omission to exercise any remedy, right or power accruing upon any default or Event of Default shall impair that remedy, right or power or shall be construed to be a waiver of any default or Event of Default or acquiescence therein. Every remedy, right and power may be exercised from time to time and as often as may be deemed to be expedient.

          No waiver of any default or Event of Default hereunder, whether by the Trustee or by the Holders, shall extend to or shall affect any subsequent default or Event of Default or shall impair any remedy, right or power consequent thereon.

          As the grantee of a security interest in the Financing Agreement (except for the Unassigned Issuer's Rights), the Trustee is empowered to enforce each remedy, right and power granted to the Issuer under the Financing Agreement. In exercising any remedy, right or power thereunder or hereunder, the Trustee shall take any action which would best serve the interests of the Holders in the judgment of the Trustee, applying the standards described in Sections 8.01 and 8.02.

          SECTION 7.05  Right of Holders to Direct Proceedings. The Holders of a
                        --------------------------------------
majority in aggregate principal amount of Bonds outstanding shall have the right to direct, by an instrument or document in writing executed and delivered to the Trustee, the method and place of conducting all remedial proceedings hereunder; provided that
(i) any direction shall be in accordance with the provisions of law and of this Indenture, (ii) the Trustee shall be indemnified as provided in Sections 8.01 and 8.02, (iii) the Trustee may take any other action which it deems to be proper and which is not inconsistent with the direction, and (iv) if the Letter of Credit is in effect and no default has occurred and is continuing thereunder, then the Bank shall have the right to give such direction in lieu of such Holders.

          SECTION 7.06  Application of Moneys. All moneys received by the
                        ---------------------
Trustee pursuant to any drawing made upon the Letter of Credit pursuant to
Section 7.03 shall be applied by the Trustee to and only to the payment of principal of or premium, if any, or interest on the Bonds (other than Borrower Bonds and Pledged Bonds). All other moneys received or collected by the Trustee pursuant to any right given or action taken under the provisions of this Article or the provisions of the Financing Agreement, after payment of any amount required pursuant to Section 5.08 and any costs, expenses, liabilities and advances paid, incurred or made by the Trustee (including, without limitation, reasonable attorneys' fees and expenses, except as limited by law or judicial order or decision entered in any action taken under this Article), shall be applied as follows, subject to Sections 3.05, 5.06 and 5.07:

          (a) Unless the principal of all of the Bonds shall have become, or shall have been declared to be, due and payable, all of those moneys shall be deposited in the Bond Fund and shall be applied:

          First -- To the payment to the Holders entitled thereto of all
          -----
installments of interest then due on the Bonds (other than Pledged Bonds and Borrower Bonds), in the order of the dates of maturity of the installments of that interest, beginning with the earliest date of maturity and, if the amount available is not sufficient to pay in full any particular installment, then to the payment thereof ratably, according to the amounts due on that installment, to the Holders entitled thereto, without any discrimination or privilege, except as to any difference in the respective rates of interest specified in the Bonds;

          Second -- To the payment to the Holders entitled thereto of the unpaid
          ------
principal of any of the Bonds which shall have become due (other than Pledged Bonds and Borrower Bonds and other than Bonds previously called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), whether at stated maturity or by redemption, in the order of their due dates, beginning with the earliest due date, with interest on those Bonds from the respective dates upon which they became due at the rates specified in those Bonds, and if the amount available is not sufficient to pay in full all Bonds due on any particular date, together with that interest, then to the payment thereof ratably, according to the amounts of principal due on that date, to the Holders entitled thereto, without any discrimination or privilege; and

          Third, -- To the payment of the principal of and interest on Pledged
          -----
Bonds and Borrower Bonds, in that order.

          The surplus, if any, remaining after the application of the moneys as set forth above shall to the extent of any unreimbursed drawing under the Letter of Credit, or other obligations owing to the Bank under the Reimbursement Agreement, as certified by the Bank to the Trustee, be paid to the Bank. Any remaining moneys shall be paid to the Borrower or the Person lawfully entitled to receive the same as a court of competent jurisdiction may direct.

          (b) If the principal of all of the Bonds shall have become due or shall have been declared to be due and payable pursuant to this Article, all of those moneys shall be deposited into the Bond Fund and shall be applied, first,
                                                                         -----
to the payment of the principal, premium (if any) and interest then due and unpaid upon the Bonds (other than Pledged Bonds and Borrower Bonds), without preference or priority of principal over interest, of interest over principal, of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal and interest, to the Holders entitled thereto, without any discrimination or privilege, except as to any difference in the respective rates of interest specified in the Bonds, and second, to the payment of principal of
                                        ------
and interest on the Pledged Bonds and the Borrower Bonds, if any, in that order.

          (c) If the principal of all of the Bonds shall have been declared to be due and payable pursuant to this Article, and if that declaration thereafter shall have been rescinded and annulled under the provisions of Section 7.03 or 7.10, subject to the provisions of paragraph (b) of this Section in the event that the principal of all of the Bonds shall become due and payable later, the moneys shall be deposited in the Bond Fund and shall be applied in accordance with the provisions of Article V.

          (d) Whenever moneys are to be applied pursuant to the provisions of this Section, those moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of moneys available for application and the likelihood of additional moneys becoming available for application in the future. Whenever the Trustee shall direct the application of those moneys, it shall fix the date upon which the application is to be made (and with respect to acceleration such date shall be fixed in accordance with Section 7.03), and upon that date, interest shall cease to accrue on the amounts of principal, if any, to be paid on that date, provided the moneys are available therefor. The Trustee shall give notice of the deposit with it of any moneys and of the fixing of that date, all consistent with the requirements of Section 2.08 for the establishment of, and for giving notice with respect to, a Special Record Date for the payment of overdue interest. Except as otherwise provided in Section 2.13, the Trustee shall not be required to make payment of principal of and any premium on a Bond to the Holder thereof, until the Bond shall be presented to the Trustee for appropriate endorsement or for cancellation if it is paid fully.

          SECTION 7.07  Remedies Vested in Trustee. All rights of action
                        --------------------------
(including without limitation, the right to file proof of claims) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceeding relating thereto. Any suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining any Holders as plaintiffs or defendants. Any recovery of judgment shall be for the benefit of the Holders of the outstanding Bonds and the Bank, subject to the provisions of this Indenture.

          SECTION 7.08  Rights and Remedies of Holders. A Holder shall not have
                        ------------------------------
any right to institute any suit, action or proceeding for the enforcement of this Indenture, for the execution of any trust hereof, or for the exercise of any other remedy hereunder, unless:

          (a) there has occurred and is continuing an Event of Default of which the Trustee has been notified, as provided in Subsection 8.02(f), or of which it is deemed to have notice under that Subsection,

          (b) the Holders of at least a majority in aggregate principal amount of Bonds then outstanding shall have made written request to the Trustee and shall have afforded the Trustee reasonable opportunity to proceed to exercise the remedies, rights and powers granted herein or to institute the suit, action or proceeding in its own name, and shall have offered indemnity to the Trustee as provided in Sections 8.01 and 8.02, and

          (c) the Trustee thereafter shall have failed or refused to exercise the remedies, rights and powers granted herein or to institute the suit, action or proceeding in its own name.

At the option of the Trustee, such notification (or notice), request, opportunity and offer of indemnity are conditions precedent in every case, to the institution of any suit, action or proceeding described above.

          No one or more Holders shall have any right to affect, disturb or prejudice in any manner whatsoever the security or benefit of this Indenture by its or their action, or to enforce, except in the manner provided herein, any remedy, right or power hereunder. Any suit, action or proceedings shall be instituted, had and maintained in the manner provided herein for the benefit of the Holders of all Bonds outstanding. Notwithstanding the foregoing provisions of this Section or any other provision of this Indenture, the obligation of the Issuer shall be absolute and unconditional to pay hereunder, but solely from the Revenues and other funds pledged under this Indenture, the principal or redemption price of, and interest on, the Bonds to the respective Holders thereof on the respective due dates thereof, and nothing herein shall affect or impair the right of action, which is absolute and unconditional, of such Holders to enforce such payment; provided that no Holder shall have a right to draw upon the Letter of Credit.

          SECTION 7.09  Termination of Proceedings. In case the Trustee shall
                        --------------------------
have proceeded to enforce any remedy, right or power under this Indenture in any suit, action or proceeding, and the suit, action or proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, the Issuer, the Trustee, the Bank and the Holders shall be restored to their former positions and rights hereunder, respectively, and all rights, remedies and powers of the Trustee shall continue as if no suit, action or proceeding had been taken.

          SECTION 7.10  Waivers of Events of Default. Except as hereinafter
                        ----------------------------
provided, at any time, in its discretion, the Trustee, but only with the express prior consent of the Bank, may (and, upon the written request of the Holders of a majority in aggregate principal amount of all Bonds outstanding, shall) waive any Event of Default hereunder and its consequences and annul any corresponding acceleration of maturity of principal of the Bonds. There shall not be so waived, however, any Event of Default described in Subsection 7.01(a), (b), (c),
(f), (g) or (h) nor shall any acceleration in connection therewith be annulled, except with written consent of the Bank and unless at the time of that waiver or annulment payments of the amounts and satisfaction of the other conditions provided in Section 7.03 for annulment have been made or provision has been made therefor. No waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

          SECTION 7.11  Trustee's Right to Appointment of Receiver. Upon the
                        ------------------------------------------
occurrence and continuance of an Event of Default and as provided by law (including the Act), the Trustee shall be entitled as of right to the appointment of a receiver; and the Trustee, the Holders and any receiver so appointed shall have such rights and powers and be subject to such limitations and restrictions as are provided by law (including in the Act).

          SECTION 7.12  Trustee and Holders Entitled to All Benefits Under Act.
                        ------------------------------------------------------
It is the purpose of this Article to provide such remedies to the Trustee and the Holders as may be lawfully granted under the provisions of the Act, but should any remedy herein granted be held unlawful, the Trustee and the Holders shall nevertheless be entitled to every remedy provided by the Act. It is further intended that, insofar as lawfully possible, the provisions of this Article shall apply to and be binding upon any trustee or receiver appointed under this Indenture or the Act.

          SECTION 7.13  Trustee's Obligation to Bank Upon Payment of All Amounts
                        --------------------------------------------------------
Due Holders. Once the principal of and premium, if any, and interest on all
-----------
Bonds issued hereunder have been paid, or provision has been made pursuant to
Article X for payment of the same and any purchase price of Bonds that is payable pursuant to Article IV, together with the compensation and expenses of the Trustee and all other sums payable hereunder by the Issuer or the Borrower, the Trustee's sole obligation hereunder shall be to assign promptly and turn over to the Bank, as successor, subrogee or otherwise, (i) all of the Trustee's right, title and interest under this Indenture, (ii) all balances held hereunder not required for the payment of the Bonds and such other obligations (except the Rebate Fund) and (iii) the Trustee's right, title and interest in, to and under the Financing Agreement.

(End of Article VII)

                                 ARTICLE VIII

                          TRUSTEE AND REMARKETING AGENT

          SECTION 8.01    Trustee's Acceptance and Responsibilities.
                          -----------------------------------------

          (a) The Trustee accepts the trusts imposed upon it by this Indenture, and agrees to observe and perform those trusts, but only upon and subject to the terms and conditions set forth in this Article, to all of which the parties hereto and the Holders agree. In its capacity as Trustee hereunder, the Trustee shall authenticate the Bonds and shall act as Bond registrar, transfer agent, tender agent and paying agent, all as provided herein.

          (b) Prior to the occurrence of a default or an Event of Default of which the Trustee has been notified, as provided in Subsection 8.02(f), or of which by that Subsection the Trustee is deemed to have notice, and after the cure or waiver of all defaults or Events of Default which may have occurred,

               (i) the Trustee undertakes to perform only those duties and obligations which are set forth specifically in this Indenture, and no duties or obligations shall be implied to the Trustee; and

               (ii) in the absence of bad faith on its part, the Trustee may rely conclusively, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, opinions or other writings furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates, opinions or other writings which by any provision hereof are required specifically to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (c) In case a default or an Event of Default has occurred and is continuing hereunder (of which the Trustee has been notified, or is deemed to have notice), the Trustee shall exercise those rights and powers vested in it by this Indenture and shall use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of its own affairs.

          (d) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that

               (i) this Subsection shall not be construed to affect the limitation of the Trustee's duties and obligations provided in Subsection 8.01(b)(i) or the Trustee's right to rely on the truth of statements and the correctness of opinions as provided in Subsection 8.01(b)(ii);

               (ii) the Trustee shall not be liable for any error of judgment made in good faith by any of its officers, unless it shall be established that the Trustee was grossly negligent in ascertaining the pertinent facts;

               (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Bonds then outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

               (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; provided that this clause (iv) shall not relieve the Trustee of its duties to take actions required to be taken under Section
7.03 and with respect to drawings to be made under the Letter of Credit and making payments on the Bonds when due.

          (e) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          (f) The Trustee accepts and agrees to perform any and all duties which are imposed upon the Trustee or the Issuer under the Representation Letter.

          (g) The Trustee will promptly notify the Holders upon receiving written notice from the Borrower pursuant to Section 5.13 of the Financing Agreement or from the Bank to the effect that a transaction is expected to occur which would result in the Borrower controlling or being controlled by the Bank.

          SECTION 8.02 Certain Rights and Obligations of Trustee. Except as
                       -----------------------------------------
otherwise provided in Section 8.01:

          (a) The Trustee (i) may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees (but shall be answerable therefor only in accordance with the standard specified above), (ii) shall be entitled to the advice of counsel concerning all matters of trusts hereof and duties hereunder, and (iii) may pay reasonable compensation in all cases to all of those attorneys, agents, receivers and employees reasonably employed by it in connection with the trusts hereof. The Trustee may act or refrain from acting upon the opinion or advice of any attorney (who may be the attorney or attorneys for the Issuer or the Borrower) approved by the Trustee in the exercise of reasonable care. The Trustee shall not be responsible for any loss or damage resulting from any action taken or omitted to be taken in good faith in reliance upon that opinion or advice.

          (b) Except for its certificate of authentication on the Bonds, the Trustee shall not be responsible for (i) any recital in this Indenture or in the Bonds, (ii) the validity, priority, recording, rerecording, filing or refiling of this Indenture or any Supplemental Indenture, (iii) any instrument or document of further assurance or collateral assignment, (iv) the preparation, filing or refiling any financing statements, amendments thereto or continuation statements, (v) the validity of the execution by the Issuer of this Indenture, any Supplemental Indenture or instruments or documents of further assurance,
(vi) the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby, (vii) the value of or title to the Project, or insurance of the Project or collection of insurance moneys, (viii) the maintenance of the security hereof, or (ix) the use of any funds disbursed by the Trustee in accordance with the provisions of this Indenture and the Financing Agreement. The Trustee shall not be bound to ascertain or inquire as to the observance or performance of any covenants, agreements or obligations on the part of the Issuer or the Borrower under the Financing Agreement except as set forth hereinafter; but the Trustee may require of the Issuer or the Borrower full information and advice as to the observance or performance of those covenants, agreements and obligations. Except as otherwise provided in Section 7.04, the Trustee shall have no obligation to observe or perform any of the duties of the Issuer under the Financing Agreement.

          (c) The Trustee shall not be accountable for the application by the Borrower or any other Person of the proceeds of any Bonds authenticated or delivered hereunder.

          (d) The Trustee may, in the absence of bad faith on its part, act upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall not be bound to investigate the facts or matters stated therein, but, in its discretion, may make such further inquiry or investigation as to such facts or matters as it deems appropriate. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any Person who is the Holder of any Bonds at the time of making the request or giving the authority or consent, shall be conclusive and binding upon all future Holders of the same Bond and of Bonds issued in exchange therefor or in place thereof.

          (e) As to the existence or nonexistence of any fact for which the Issuer, the Bank or the Borrower may be responsible or as to the sufficiency or validity of any instrument, document, report, paper or proceeding, the Trustee, in the absence of bad faith on its part, shall be entitled to rely upon a certificate signed on behalf of the Issuer, the Bank or the Borrower by an Authorized Representative or authorized officer thereof, as applicable, as sufficient evidence of the facts recited therein. Prior to the occurrence of a default or Event of Default hereunder of which the Trustee has been notified, as provided in Subsection 8.02(f), or of which by that Subsection the Trustee is deemed to have notice, the Trustee may accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient; provided that the Trustee in its discretion may require and obtain any further evidence which it deems to be necessary or advisable; and provided further that the Trustee shall not be bound to secure any further evidence. The Trustee may accept a certificate of the officer, or an assistant thereto, having charge of the appropriate records, to the effect that a resolution has been adopted by the Issuer in the form recited in that certificate, as conclusive evidence that the resolution has been duly adopted and is in full force and effect.

          (f) The Trustee shall not be required to take notice, and shall not be deemed to have notice, of any default or Event of Default hereunder, except Events of Default described in Subsections 7.01(a), (b), (c), (f), (g) and (h), unless the Trustee shall be notified specifically of the default or Event of Default in a written instrument or document delivered to it by the Issuer, the Bank or by the Holders of at least 10% of the aggregate principal amount of Bonds outstanding. In the absence of delivery of a notice satisfying those requirements, the Trustee may assume conclusively that there is no default or Event of Default, except as noted above.

          (g) At any reasonable time, the Trustee and its duly authorized agents, attorneys, experts, engineers, accountants and representatives (i) may inspect and copy fully all books, papers and records of the Issuer pertaining to the Project and the Bonds, and (ii) may make any memoranda from and in regard thereto as the Trustee may desire.

          (h) The Trustee shall not be required to give any bond or surety with respect to the execution of these trusts and powers or otherwise in respect of the premises.

          (i) Notwithstanding anything contained elsewhere in this Indenture to the contrary, the Trustee may demand any showings, certificates, reports, opinions (including, without limitation, opinions of Bond Counsel that any actions proposed to be taken by the Trustee will not adversely affect any applicable exemption from taxes imposed by the United States of America or the Commonwealth of Pennsylvania with respect to the Bonds), appraisals and other information, and any corporate action and evidence thereof, in addition to that required by the terms hereof, as a condition to the authentication of any Bonds or the taking of any action whatsoever within the purview of this Indenture, if the Trustee deems it to be desirable for the purpose of establishing the right of the Issuer to the authentication of any Bonds or the right of any Person to the taking of any other action by the Trustee; provided that the Trustee shall not be required to make any such demand.

          (j)  Before taking action hereunder pursuant to Section 8.04 or
Article VII (with the exception of any action required to be taken under Section
7.03 and except with respect to drawings made under the Letter of Credit and with respect to payment on the Bonds when due), the Trustee may require that a satisfactory indemnity bond be furnished to it for the reimbursement of all expenses which it may incur and to protect it against all liability by reason of any action so taken, except liability which is adjudicated to have resulted from its gross negligence or willful misconduct; provided that no such bond shall be required from the Issuer. The Trustee may take action without that indemnity, and in that case, the Issuer shall cause the Borrower to reimburse the Trustee for all of the Trustee's expenses pursuant to Section 8.03.

          (k) Unless otherwise provided herein, all moneys received by the Trustee under this Indenture shall be held in trust for the purposes for which those moneys were received, until those moneys are used, applied or invested as provided herein; provided that those moneys need not be segregated from other moneys, except to the extent required by this Indenture or by law. The Trustee shall not have any liability for interest on any moneys received hereunder, except to the extent expressly provided herein or agreed with the Issuer or the Borrower.

          (l) Any resolution of the Issuer, and any opinions, certificates and other instruments and documents for which provision is made in this Indenture, may be accepted by the Trustee, in the absence of bad faith on its part, as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for its actions taken hereunder.

          (m) The Trustee may construe any ambiguous or inconsistent provisions of this Indenture in such manner as it deems reasonable, and any such construction of such provisions by the Trustee shall be binding upon the Issuer, the Borrower, the Bank, the Remarketing Agent and the Holders.

          (n) Notwithstanding any provision of this Indenture to the contrary, the Trustee shall not be liable or responsible for any calculation or determination which may be required in connection with or for the purpose of complying with Section 148 of the Code, including, without limitation, the calculation of amounts required to be paid to the United States of America under the provisions of Section 148 of the Code, the maximum amount which may be invested in "nonpurpose obligations" as defined in the Code and the fair market value of any investments made hereunder, and the sole obligation of the Trustee with respect to the investments of funds hereunder shall be to invest the moneys received by the Trustee as provided herein pursuant to the written instructions of the Borrower.

          (o) Except as otherwise expressly provided hereunder, the Trustee shall not be required to give or furnish any notice, demand, report, reply, statement, advice or opinion to any Holder, the Issuer or any other Person, and the Trustee shall not incur any liability for its failure or refusal to give or furnish the same unless obligated or required to do so by express provisions hereof.

          (p) The permissive rights of the Trustee to take actions enumerated in this Indenture shall not be construed as duties.

          (q) In acting or omitting to act pursuant to the Financing Agreement, the Trustee shall be entitled to all of the rights and immunities accorded to it under this Indenture, including but not limited to this Article VIII.

          (r) The Trustee shall have no responsibility with respect to any information in any offering memorandum or other disclosure material distributed with respect to the Bonds or for compliance with securities laws in connection with the issuance and sale of the Bonds.

          (s) No provision of this Indenture or the Financing Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties.

          SECTION 8.03 Fees, Charges and Expenses of Trustee. The Trustee shall
                       -------------------------------------
be entitled to payment or reimbursement by the Borrower, as provided in the Financing Agreement, for reasonable fees for the Ordinary Services of the Trustee and its agents rendered hereunder and for all advances, counsel fees and other Ordinary Expenses reasonably and necessarily paid or incurred by it and its agents in connection with the provision of Ordinary Services. For purposes hereof, fees for Ordinary Services provided for by their respective standard fee schedule or other fee arrangement shall be considered reasonable. In the event that it should become necessary for any of them to perform Extraordinary Services, they shall be entitled to reasonable extra compensation therefor and to reimbursement for reasonable and necessary Extraordinary Expenses incurred in connection therewith. The Trustee shall not be entitled to compensation or reimbursement for Extraordinary Services or Extraordinary Expenses occasioned by its gross negligence or willful misconduct.

          The fees for the Trustee's Ordinary Services and Ordinary Expenses and Extraordinary Service and Extraordinary Expenses shall be entitled to payment and reimbursement only from (i) the Project Fund, (ii) Additional Payments made by the Borrower pursuant to the Financing Agreement, or (iii) from other moneys available therefor. Any amounts payable to the Trustee pursuant to this Section shall be payable upon demand and shall bear interest from five Business Days following the date of demand therefor at the Interest Rate for Advances. The initial or acceptance fees of the Trustee and the fees, charges and expenses of the Trustee and its agents described above, may be paid by the Trustee from the Project Fund as and when due to the extent that those fees, charges and expenses become due during the Construction Period (as defined in the Financing Agreement).

          SECTION 8.04 Intervention by Trustee. The Trustee may intervene on
                       -----------------------
behalf of the Holders, and shall intervene if requested to do so in writing by the Holders of at least 25% in the principal amount of Bonds outstanding, in any judicial proceeding to which the Issuer or the Borrower is a party and which in the opinion of the Trustee and its counsel has a substantial bearing on the interests of Holders of the Bonds. The rights and obligations of the Trustee under this Section are subject to the approval of that intervention by a court of competent jurisdiction. The Trustee may require that a satisfactory indemnity bond be provided to it in accordance with Sections 8.01 and 8.02 before it takes action hereunder.

          SECTION 8.05 Successor Trustee. Anything herein to the contrary
                       -----------------
notwithstanding,

          (a) any corporation or association (i) into which the Trustee may be converted or merged, (ii) with which the Trustee or any successor to it may be consolidated, or (iii) to which the Trustee may sell or transfer its corporate trust business as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, merger, consolidation, sale or transfer, ipso facto, shall be and become successor Trustee hereunder and shall
          ---- -----
be vested with all of the title to the whole property or trust estate hereunder; and

          (b) that corporation or association, as successor Trustee, shall be vested further, as was its predecessor, with each and every trust, property, remedy, power, right, duty, obligation, discretion, privilege, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by, vested in or conveyed to the Trustee, without the execution or filing of any instrument or document or any further act on the part of any of the parties hereto.

Any successor Trustee, however, (i) shall be a trust company or a bank having the powers of a trust company, (ii) shall be in good standing within the Commonwealth of Pennsylvania, (iii) shall be duly authorized to exercise trust powers within the Commonwealth of Pennsylvania, and (iv) shall have a reported capital and surplus of not less than $50,000,000 and a rating assigned to its or its parent entity's or primary commercial banking affiliate's long-term unsecured debt by Moody's at least equal to "Baa3" (if the Bonds are then rated by Moody's) and by Standard & Poor's at least equal to "BBB-" (if the Bonds are then rated by Standard & Poor's) unless the Issuer receives written confirmation from the respective Rating Service that the appointment of a particular successor trustee not meeting such rating requirement will not result in a reduction or withdrawal of its rating of the Bonds.

          SECTION 8.06 Resignation by Trustee. The Trustee may resign at any
                       ----------------------
time from the trusts created hereby by giving written notice of the resignation to the Issuer, the Borrower, the Bank and the Remarketing Agent and by mailing written notice of the resignation to the Holders as their names and addresses appear on the Register at the close of business one Business Day prior to the mailing. The resignation shall take effect only upon the appointment of a successor Trustee and transfer of the Letter of Credit to such successor.

          SECTION 8.07 Removal of Trustee. The Trustee may be removed at any
                       ------------------
time by an instrument or document or concurrent instruments or documents delivered to the Trustee at least five Business Days prior to the date of removal, with copies thereof mailed to the Issuer, the Borrower, the Bank and the Remarketing Agent, and signed by or on behalf of the Holders of not less than a majority in principal amount of the Bonds outstanding.

          The Trustee also may be removed at any time for any breach of trust or for acting or proceeding in violation of, or for failing to act or proceed in accordance with, any provision of this Indenture with respect to the duties and obligations of the Trustee by any court of competent jurisdiction upon the application of the Issuer or the Holders of not less than 25% in principal amount of the Bonds outstanding.

          The removal of the Trustee pursuant to this Section shall take effect only upon the appointment of a successor Trustee and transfer of the Letter of Credit to such successor.

          SECTION 8.08 Appointment of Successor Trustee. If (i) the Trustee
                       --------------------------------
shall resign, shall be removed, shall be dissolved, or shall become otherwise incapable of acting hereunder, (ii) the Trustee shall be taken under the control of any public agency, or (iii) a receiver shall be appointed for the Trustee by a court, then a successor Trustee shall be appointed by the Issuer, with the written consent of the Borrower and the Bank; provided that if a successor Trustee is not so appointed within 10 days after (a) a notice of resignation or an instrument or document of removal is received by the Issuer, as provided in Sections 8.06 and 8.07, respectively, or (b) the Trustee is dissolved, taken under control, becomes otherwise incapable of acting or a receiver is appointed, in each case, as provided above, then, so long as the Issuer shall not have appointed a successor Trustee, the Holders of a majority in aggregate principal amount of Bonds outstanding may designate a successor Trustee by an instrument or document or concurrent instruments or documents in writing signed by or on behalf of those Holders. If no appointment of a successor Trustee shall be made pursuant to the foregoing provisions of this Section, the Holder of any Bond outstanding or any retiring Trustee, at the Borrower's expense, may apply to any court of competent jurisdiction to appoint a successor Trustee. Such court may thereupon, after such notice, if any, as such court may deem proper and prescribe, appoint a successor Trustee.

          Every successor Trustee appointed pursuant to this Section (i) shall be a trust company or a bank having the powers of a trust company, (ii) shall be in good standing within the Commonwealth of Pennsylvania, (iii) shall be duly authorized to exercise trust powers within the Commonwealth of Pennsylvania,
(iv) shall have a reported capital and surplus of not less than $50,000,000 and a rating assigned to its or its parent entity's or primary commercial banking affiliate's long-term unsecured debt by Moody's at least equal to "Baa3" (if the Bonds are then rated by Moody's) and by Standard & Poor's at least equal to "BBB-" (if the Bonds are then rated by Standard & Poor's) unless the Issuer receives written confirmation from the Rating Service that the appointment of a particular successor trustee not meeting such rating requirement will not result in a reduction or withdrawal of its rating of the Bonds, and (v) shall be willing to accept the trusteeship under the terms and conditions of this Indenture.

          Every successor Trustee appointed hereunder shall execute and acknowledge, and shall deliver to its predecessor, the Issuer, the Borrower, the Bank and the Remarketing Agent, an instrument or document in writing accepting the appointment. Thereupon, without any further act, the successor shall become vested with all of the trusts, properties, claims, demands, causes of action, immunities, estates, titles, interests and liens of its predecessor. Upon the written request of its successor, the Issuer, the Borrower, the Bank or the Remarketing Agent, the predecessor Trustee (i) shall execute and deliver an instrument or document transferring to its successor all of the trusts, properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, estates, titles, interests and liens of the predecessor Trustee hereunder, and (ii) shall take any other action necessary to duly assign, transfer and deliver to its successor all property (including, without limitation, all securities and moneys and the Letter of Credit) held by it as Trustee, but shall not be required to pay any Letter of Credit transfer fee. Should any instrument or document in writing from the Issuer be requested by any successor Trustee for vesting and conveying more fully and certainly in and to that successor the trusts, properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, estates, titles, interests and liens vested or conveyed or intended to be vested or conveyed hereby in or to the predecessor Trustee, the Issuer shall execute, acknowledge and deliver that instrument or document.

          In the event of a change in the Trustee, the predecessor Trustee shall cease to be custodian of any moneys which it may hold pursuant to this Indenture and shall cease to be Bond registrar, transfer agent, tender agent, authenticating agent and paying agent for the Bonds. The successor Trustee shall become custodian for moneys held under this Indenture and Bond registrar, transfer agent, tender agent, authenticating agent and paying agent as and to the extent provided herein.

          SECTION 8.09 Adoption of Authentication. In case any of the Bonds
                       --------------------------
shall have been authenticated, but shall not have been delivered, any successor Trustee may adopt the certificate of authentication of any predecessor Trustee and may deliver those Bonds so authenticated as provided herein. In case any Bonds shall not have been authenticated, any successor Trustee may authenticate those Bonds either in the name of any predecessor or in its own name. In all cases, the certificate of authentication shall have the same force and effect as provided in the Bonds or in this Indenture with respect to the certificate of authentication of the predecessor Trustee.

          SECTION 8.10 Designation and Succession of Authenticating Agent, Bond
                       --------------------------------------------------------
Registrar, Transfer Agent, Tender Agent and Paying Agent. The Trustee may, with
--------------------------------------------------------
the consent of the Issuer, appoint an agent or agents, with power to act on the Trustee's behalf and subject to the Trustee's direction in the authentication, registration, transfer and exchange and tender of Bonds and payment of Bond Service under the provisions of this Indenture; provided that any tender agent or paying agent so appointed shall have and maintain a rating assigned to its or its parent entity's or primary commercial banking affiliate's long-term unsecured debt by Moody's at least equal to "Baa3" (if the Bonds are then rated by Moody's) and by Standard & Poor's at least equal to "BBB-" (if the Bonds are then rated by Standard & Poor's) unless the Issuer receives written confirmation from the Rating Service that the appointment of a tender agent or paying agent not meeting such rating requirement will not result in a reduction or withdrawal of its rating of the Bonds. For all purposes of this Indenture, the authentication, registration and delivery of Bonds by any such agent pursuant to this Section shall be deemed to be authentication, registration and delivery of those Bonds by the Trustee.

          Any corporation or association with or into which any such agent may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, consolidation or conversion to which any such agent shall be a party, or any corporation or association succeeding to all or substantially all of the corporate trust business of any such agent, shall be the successor of that agent hereunder, if that successor corporation or association is otherwise eligible hereunder, without the execution or filing of any paper or any further act on the part of the parties hereto or the such agent or such successor corporation.

          Any such agent may at any time resign by giving written notice of resignation to the Trustee and to the Issuer, the Borrower and the Remarketing Agent. The Trustee may at any time terminate the agency of any such agent by giving written notice of termination to such agent and to the Issuer, the Borrower and the Remarketing Agent. Upon receiving such a notice of resignation or upon such a termination, or in the case at any time any such agent shall cease to be eligible under this Section, the Trustee may appoint a successor agent. The Trustee shall give written notice of appointment of a successor agent to the Issuer, the Borrower and the Remarketing Agent and shall mail, within 10 days after that appointment, notice thereof to all Holders as their names and addresses appear on the Register one Business Day prior to the mailing of such notice.

          The Trustee shall pay to any such agent from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments as Ordinary Expenses, subject to Section 8.03.

          The pertinent provisions of Subsections 8.02(b), (c), (d), (h) and (i) shall be applicable to any such agent.

          SECTION 8.11 Dealing in Bonds. The Trustee, the Bank and the
                       ----------------
Remarketing Agent, their affiliates, and any directors, officers, employees or agents thereof, in good faith, may become the owners of Bonds secured hereby with the same rights which it or they would have hereunder if the Trustee, the Bank or the Remarketing Agent did not serve in those capacities. The Trustee may be, or be affiliated with, the Remarketing Agent or the Bank. The Trustee may also engage in or be interested in any financial or other transaction with the Issuer, the Borrower, the Bank, the Remarketing Agent or any related party.

          SECTION 8.12 Representations, Agreements and Covenants of Trustee.
                       ----------------------------------------------------
Chase Manhattan Trust Company, National Association hereby represents and covenants that it is a national banking association duly organized and validly existing under the laws of the United States of America, with all requisite corporate trust powers to undertake and perform its obligations under this Indenture, and that it, or its parent entity or primary commercial banking affiliate, has a rating assigned to its long-term unsecured debt by Moody's at least equal to "Baa3" (if the Bonds are then rated by Moody's) and by Standard & Poor's at least equal to "BBB-" (if the Bonds are then rated by Standard & Poor's). All federal, state and local governmental, public and regulatory authority, approvals, consents, notices, authorizations, registrations, licenses, exemptions and filings that are required to have been obtained or made by Trustee with respect to the authorization, execution, delivery and performance by, or the enforcement against or by, the Trustee of this Indenture have been obtained and are in full force and effect and all conditions of such approvals, consents, notices, authorizations, registrations, licenses, exemptions and filings have been fully complied with.

          SECTION 8.13 Appointment of Remarketing Agent. The Issuer shall, with
                       --------------------------------
the consent of the Borrower, appoint the Remarketing Agent for the Bonds, subject to the conditions set forth in Section 8.14. The Remarketing Agent shall designate to the Trustee its Principal Office and signify its acceptance of the duties and obligations imposed upon it hereunder by a written instrument of acceptance delivered to the Issuer, the Borrower and the Trustee under which the Remarketing Agent will agree, particularly:

          (a) to hold all Bonds delivered to it by the Trustee for delivery to the Holders of such Bonds;

          (b) to hold all moneys representing the purchase price of Bonds for the benefit of the Person or entity entitled to receive the payment of such purchase price pursuant to this Indenture until transfer to the Trustee as provided in this Indenture;

          (c) to determine the Weekly Rate and the Term Rate in accordance with Sections 2.03 and 2.04 of this Indenture, and to give notice to the Trustee of the Weekly Rate, and to the Trustee, the Issuer, the Borrower and the Bank of the Term Rate, on the date of the determination thereof; and

          (d) to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Issuer, the Trustee, the Borrower and the Bank at all reasonable times.

In addition, the Remarketing Agent will enter into the Remarketing Agreement with the Borrower in form and substance mutually satisfactory to them. The Remarketing Agent shall be entitled to advice of legal counsel on any matter relating to the Remarketing Agent's obligations hereunder and shall be entitled to act upon the opinion of such counsel in the exercise of reasonable care in fulfilling such obligations.

          SECTION 8.14 Qualifications of Remarketing Agent. The Remarketing
                       -----------------------------------
Agent shall be a national banking association or a bank or trust company or a member of the National Association of Securities Dealers, Inc., authorized by law to perform all the duties imposed upon it by this Indenture and under the Remarketing Agreement and shall have a rating assigned to its long-term unsecured debt by Moody's at least equal to "Baa3" (if the Bonds are then rated by Moody's) and by Standard & Poor's at least equal to "BBB-" (if the Bonds are then rated by Standard & Poor's) unless the Issuer receives written confirmation from the Rating Service that the appointment of a particular Remarketing Agent not meeting such rating requirement will not result in a reduction or withdrawal of its rating of the Bonds. The Remarketing Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least 30 days' prior written notice by registered or certified mail to the Trustee, the Issuer, the Borrower and the Bank. The Remarketing Agent may be removed at any time by the Issuer, with the consent of the Borrower (provided that the Borrower shall be deemed to have consented to the removal of a Remarketing Agent which has ceased to meet the foregoing qualifications), upon 30 days' notice which shall be in writing, signed by the Issuer and delivered to the Remarketing Agent, the Borrower, the Trustee and the Bank.

          In the event of the resignation or removal of the Remarketing Agent, the Issuer, with the consent of the Borrower and the Bank, shall appoint a successor Remarketing Agent meeting the qualifications set forth in this Section and the Remarketing Agent shall pay over, assign and deliver any moneys and Bonds held by it in such capacity to its successor or, if there be no successor, to the Trustee as hereinafter provided.

          In the event that the Remarketing Agent shall resign or be removed, or be dissolved, or if the property or affairs of the Remarketing Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Issuer shall not have appointed its successor as Remarketing Agent, the Trustee, notwithstanding the provisions of the first paragraph of this Section, shall ipso facto be deemed to be the Remarketing Agent for all purposes of this Indenture until the appointment by the Issuer of the successor Remarketing Agent; provided that the Trustee, in its capacity as Remarketing Agent, shall not be required to remarket Bonds nor to establish the Weekly Rate or the Term Rate.

          SECTION 8.15 Compensation and Expenses of Remarketing Agent. Pursuant
                       ----------------------------------------------
to Section 4.4 of the Financing Agreement, the Borrower is obligated to pay directly reasonable compensation to and the reasonable expenses of the Remarketing Agent. The terms of such obligation may be set forth in the Remarketing Agreement.

(End of Article VIII)

                                  ARTICLE IX

                          SUPPLEMENTS AND AMENDMENTS

          SECTION 9.01   Supplemental Indentures Not Requiring Consent of
                         ------------------------------------------------
Holders. Without the consent of or notice to any Holders, the Issuer and the
-------
Trustee may enter into indentures supplemental to this Indenture for any one or more of the following purposes:

          (a) To cure any ambiguity, inconsistency or formal defect or omission in this Indenture;

          (b) To grant to or confer upon the Trustee for the benefit of the Holders any additional rights, remedies, powers or authority;

          (c) To confirm any pledge of or lien on the Revenues, to assign additional revenues under this Indenture or to accept additional security or instruments of further assurance;

          (d) To add to the covenants, agreements and obligations of the Issuer under this Indenture, other covenants, agreements and obligations to be observed for the protection of the Holders, or to surrender or limit any right, power or authority reserved to or conferred upon the Issuer in this Indenture;

          (e) To permit the use of a book entry system to identify the owner of an interest in an obligation issued by the Issuer under this Indenture, whether that obligation was formerly, or could be, evidenced by a tangible security;

          (f) To permit the Trustee to comply with any obligations imposed upon it by law;

          (g) To specify further the duties and responsibilities of, and to define further the relationship between, the Trustee and the Remarketing Agent;

          (h) To achieve compliance of this Indenture with any applicable federal securities or tax laws;

          (i) To make amendments to the provisions hereof relating to arbitrage matters under Section 148 of the Code, if, in the opinion of Bond Counsel selected by the Issuer and approved by the Trustee, those amendments would not cause the interest on the Bonds outstanding to become included in the gross income of the Holders thereof for federal income tax purposes, which amendments may, among other things, change the responsibility for making the relevant arbitrage calculations;

          (j) To evidence the appointment of a new Trustee or a new Remarketing Agent;

          (k) To provide for an Alternate Letter of Credit or any other credit enhancement permitted by the terms of this Indenture;

          (l) To make any amendments required to secure a rating on the Bonds from a Rating Service equal to the rating of the Bank's unsecured indebtedness;

          (m)  To implement a conversion to a Term Mode Rate; or

          (n) To permit any other amendment which is not materially adverse to the interests of the Trustee or the Holders.

Before the Issuer and the Trustee shall enter into any Supplemental Indenture pursuant to this Section, there shall have been delivered to the Trustee and the Issuer an opinion of Bond Counsel to the effect that such Supplemental Indenture is authorized or permitted by this Indenture and the Act, will, upon the execution and delivery thereof, be valid and binding upon the Issuer in accordance with its terms, and does not adversely affect the exclusion from gross income of interest on the Bonds for federal income tax purposes.

          SECTION 9.02   Supplemental Indentures Requiring Consent of Holders.
                         ----------------------------------------------------
In addition to the Supplemental Indentures permitted by Section 9.01, this Indenture may be amended or supplemented from time to time by a Supplemental Indenture consented to by the Borrower and approved by Holders of a majority in aggregate principal amount of the Bonds then outstanding, except that, other than as permitted by Section 9.01, this Indenture may not be amended with respect to (1) the principal or redemption price or interest payable upon any Bonds, (2) the Interest Payment Dates, the dates of maturity or the redemption or purchase provisions of any Bonds, and (3) this Article. This Indenture may be amended with respect to the matters enumerated in clauses (1) to (3) of the preceding sentence only with the unanimous consent of all Holders. Before the Issuer and the Trustee may enter into such Supplemental Indenture, there shall have first been delivered to the Trustee (a) the required consents, in writing, of Holders and (b) an opinion of Bond Counsel to the effect that such Supplemental Indenture is authorized or permitted by this Indenture and the Act, will, upon the execution and delivery thereof, be valid and binding upon the Issuer in accordance with its terms, and does not adversely affect the exclusion from gross income of interest on the Bonds for federal income tax purposes.

          SECTION 9.03   Consent of Borrower. Anything contained herein to the
                         -------------------
contrary notwithstanding, a Supplemental Indenture executed and delivered in accordance with this Article which affects any rights of the Borrower shall not become effective unless and until the Borrower shall have consented in writing to the execution and delivery of that Supplemental Indenture.

          SECTION 9.04   Authorization to Trustee; Effect of Supplement. The
                         ----------------------------------------------
Trustee is authorized to join with the Issuer in the execution and delivery of any Supplemental Indenture in accordance with this Article and to make the further agreements and stipulations which may be contained therein. Thereafter,
(a) such Supplemental Indenture shall form a part of this Indenture; (b) all terms and conditions contained in that Supplemental Indenture as to any provision authorized to be contained therein shall be deemed to be a part of the terms and conditions of this Indenture for any and all purposes; (c) this Indenture shall be deemed to be modified and amended in accordance with the Supplemental Indenture; and (d) the respective rights, duties and obligations under this Indenture of the Issuer, the Borrower, the Trustee, the Remarketing Agent, the Bank and all Holders of Bonds outstanding shall be determined, exercised and enforced hereunder in a manner which is subject in all respects to those modifications and amendments made by the Supplemental Indenture. The Trustee shall not be required to execute any Supplemental Indenture containing provisions adverse to the Trustee.

          SECTION 9.05   Modification by Unanimous Consent. Notwithstanding
                         ---------------------------------
anything contained elsewhere in this Indenture, the rights and obligations of the Issuer and of the Holders, and the terms and provisions of the Bonds and this Indenture or any Supplemental Indenture, may be modified or altered in any respect with the consent of (i) the Issuer, (ii) the Holders of all of the Bonds outstanding, (iii) the Bank and (iv) the Borrower.

          SECTION 9.06   Amendment of Financing Agreement. If the Issuer and the
                         --------------------------------
Borrower propose to amend the Financing Agreement, the Trustee may consent thereto; provided that if such proposal would amend the Financing Agreement in such a way as would materially adversely affect the interests of the Holders, the Trustee shall notify Holders of the proposed amendment and may consent thereto with the consent of Holders of a majority in aggregate principal amount of the Bonds then outstanding, except that no amendment materially adversely affecting the interests of the Holders shall be consented to by the Trustee without the unanimous consent of all Holders if such materially adverse amendment would (1) decrease the amounts payable under the Financing Agreement constituting Revenues, (2) change the date of payment or prepayment provisions under the Financing Agreement, or (3) change any provisions with respect to amendment of the Financing Agreement. Before the Issuer shall enter into, and the Trustee shall consent to, any modification, alteration, amendment or supplement to the Financing Agreement pursuant to this Section, there shall have been delivered to the Issuer and the Trustee an opinion of Bond Counsel to the effect that such amendment is authorized or permitted by this Indenture and the Act and does not adversely affect the exclusion from gross income of interest on the Bonds for federal income tax purposes.

          SECTION 9.07   Amendment of Letter of Credit. If the Bank proposes to
                         -----------------------------
amend the Letter of Credit, the Trustee may consent thereto, provided that (a) if such proposal would amend the Letter of Credit in such a way as would materially adversely affect the interests of the Holders, the Trustee shall notify the Holders and the Rating Service (if the Bonds are then rated by a Rating Service) of the proposed amendment and may consent thereto only with (i) the prior written consent of Holders of a majority in aggregate principal amount of the Bonds then outstanding and (ii) the confirmation by such Rating Service that such amendment will not result in a withdrawal or reduction of its rating of the Bonds, and (b) the Trustee shall not, without the unanimous consent of all Holders, consent to any amendment materially adversely affecting the interests of the Holders which would decrease or delay the amounts payable under the Letter of Credit in respect of outstanding Bonds on any Interest Payment Date or on any date of redemption, acceleration, payment at maturity or purchase of the Bonds, or advance the Expiration Date of the Letter of Credit to an earlier date. No consent of the Holders shall be required for amendments to the Letter of Credit which are provided for or contemplated by this Indenture.

          SECTION 9.08   Trustee Authorized to Join in Supplements and
                         ---------------------------------------------
Amendments; Reliance on Counsel. The Trustee is authorized to join with the
-------------------------------
Issuer in the execution and delivery of any Supplemental Indenture or amendment permitted by this Article and in so doing shall be fully protected by an opinion of Counsel that such Supplemental Indenture or amendment is so permitted.

          SECTION 9.09   Consent of Bank. Notwithstanding anything herein
                         ---------------
contained, so long as a Letter of Credit is held by the Trustee, no supplement or amendment shall be made to this Indenture or the Financing Agreement without the prior written consent of the Bank.

          SECTION 9.10   Notice to Rating Service. The Trustee shall promptly
                         ------------------------
notify the Rating Service (if the Bonds are then rated by a Rating Service) of
(i) any material supplement or amendment to this Indenture, the Financing Agreement, the Remarketing Agreement, the Letter of Credit or the Reimbursement Agreement of which it has actual knowledge; (ii) changes in the identity of the Trustee, Paying Agent or Remarketing Agent; and (iii) any acceleration of the Bonds pursuant to Section 7.03.

(End of Article IX)

                                   ARTICLE X

                                  DEFEASANCE

          SECTION 10.01  Defeasance. When the principal of, and premium (if any)
                         ----------
and interest on, all Bonds issued hereunder have been paid, or provision has been made for payment of the same and any tender purchase price which may become payable pursuant to Article IV, together with the compensation and expenses of the Trustee and all other sums payable hereunder by the Issuer or the Borrower have been paid or provision has been made for such payment, the right, title and interest of the Trustee in and to the Trust Estate shall thereupon cease and the Trustee, on the written demand of the Issuer or the Borrower, shall release this Indenture and shall execute such documents to evidence such release as may be reasonably required by the Issuer or the Borrower and shall turn over to the Borrower or to such Person as may be entitled to receive the same all balances then held by it hereunder not required for the payment of the Bonds and such other sums and shall surrender the Letter of Credit to the Bank; provided that
(a) any proceeds of the Letter of Credit not required for payment of the Bonds shall be turned over to the Bank and (b) in the event there has been a drawing under the Letter of Credit for which the Bank has not been fully reimbursed pursuant to the Reimbursement Agreement or any other obligations are then due and owing to the Bank under the Reimbursement Agreement, the Trustee shall assign and turn over to the Bank, as successor, subrogee or otherwise, all of the Trustee's right, title and interest under this Indenture, all balances held hereunder (excluding the Rebate Fund) not required for the payment of the Bonds and such other sums and the Trustee's right, title and interest in, to and under the Financing Agreement and any other property comprising the Trust Estate. If payment or provision therefor is made with respect to less than all of the Bonds, the particular Bonds (or portions thereof) for which provision for payment shall have been considered made shall be selected by lot or by such other method as the Trustee deems fair and appropriate, and thereupon the Trustee shall take similar action for the release of this Indenture with respect to such Bonds.

          SECTION 10.02  Provision for Payment.
                         ---------------------

          (a) Provision for the payment of Bonds shall be deemed to have been made when the Trustee holds in the Bond Fund (1) cash in an amount sufficient to make all payments (including principal, premium, if any, interest and tender purchase price payments, if any, with respect to the Bonds) specified in Section 10.01, or (2) noncallable, direct obligations issued by the United States of America, maturing on or before the date or dates when the payments specified above shall become due, the principal amount of which and the interest thereon, when due, is or will be, in the aggregate, sufficient without reinvestment to make all such payments, or (3) any combination of cash and such obligations the amounts of which and interest thereon, when due, are or will be, in the aggregate, sufficient without reinvestment to make all such payments; provided that (i) such amount on deposit shall be deemed sufficient only if (A) while the Bonds bear interest at a Weekly Rate, it provides for payment of interest at the Maximum Rate and the Issuer shall have surrendered any power hereunder to thereafter change the Maximum Rate, or (B) while the Bonds bear interest at a Term Rate, it provides for payment of interest at such Term Rate and the Bonds have been irrevocably called or designated for redemption in accordance with Subsection 10.02(c) on or before the Term Rate Period End Interest Payment Date of the Term Period for which such Term Rate has been set, (ii) the Trustee shall have received an opinion of Bond Counsel to the effect that a deposit of obligations described in clause (2) or (3) above does not adversely affect the exclusion from gross income for federal income tax purposes of the interest on any of the Bonds or cause any of the Bonds to be classified as "arbitrage bonds" within the meaning of Section 148 of the Code, and (iii) provision for payment of Bonds shall be deemed to be made only if (A) the Trustee holds in the Bond Fund cash constituting Available Moneys and/or such obligations purchased with Available Moneys for payment of such Bonds pursuant to Section 5.04 in amounts sufficient to make all payments specified above with respect to such Bonds, as verified by an accountant's certification in form and by an accountant acceptable to the Trustee and the Rating Service (if any), and (B) in the case of Bonds in the Weekly Mode, the Bonds have been called for redemption on a date not more than 60 days from the date provision for payment is being made pursuant to this Section and, in determining the sufficiency of amounts held to make payments with respect to the Bonds, there shall be excluded any and all interest expected to be earned on obligations held by the Trustee.

          (b) Neither the moneys nor the obligations deposited with the Trustee pursuant to this Article for the payment of principal, redemption price or purchase price of or interest on the Bonds shall be withdrawn or used for any purpose other than, and such moneys and obligations shall be segregated and held in trust for, the payment of the principal or redemption price of, premium, if any, on and interest on, the Bonds (or portions thereof), or for the payment of the purchase price of such Bonds in accordance with Article IV. While the Bonds are in the Weekly Mode, such moneys, if not then needed for such purpose, shall, but only to the extent practicable, be invested and reinvested in direct obligations issued by the United States of America maturing on or prior to the earlier of (i) the date moneys may be required for the purchase of Bonds pursuant to Article IV and (ii) the Interest Payment Date next succeeding the date of investment or reinvestment.

          (c) Whenever moneys or obligations shall be deposited with the Trustee for the payment or redemption of Bonds more than 60 days prior to the date that such Bonds are to mature or be redeemed, the Trustee shall mail a notice to the Holders of Bonds for the payment of which such moneys or obligations are being held at their registered addresses stating that such moneys or obligations have been deposited. Such notice shall also be sent by the Trustee to the Rating Service. Notwithstanding the foregoing, no delivery to the Trustee under this Section shall be deemed a payment of any Bonds which are to be redeemed prior to their stated maturity until such Bonds shall have been irrevocably called or designated for redemption on a date thereafter on which such Bonds may be redeemed in accordance with the provisions of this Indenture and proper notice of such redemption shall have been given in accordance with
Article III or the Issuer shall have given the Trustee, in form satisfactory to the Trustee, irrevocable instructions to give, in the manner and at the times prescribed by Article III, notice of redemption.

          SECTION 10.03  Deposit of Funds for Payment of Bonds. If the principal
                         -------------------------------------
or tender purchase price of any Bonds becoming due, either at maturity or by call for redemption or tender or otherwise, together with the premium (if any) thereon and all interest accruing thereon to the due date, has been paid or provision therefor made in accordance with Section 10.02, all interest on such Bonds shall cease to accrue on the due date and all liability of the Issuer with respect to such Bonds shall likewise cease, except as hereinafter provided. Thereafter, (a) any surplus balance held by the Trustee with respect to such Bonds over the principal of, premium (if any) on and actual interest accrued on such Bonds shall be paid to the Bank as a return of excess funds drawn under the Letter of Credit (or, if the Rating Service shall have confirmed its rating of the Bonds in connection with the provision for payment of the Bonds, such surplus shall be paid as may otherwise be approved by the Rating Service in connection with such confirmation) and (b) the Holders of such Bonds shall be restricted exclusively to the funds so deposited for any claim of whatsoever nature with respect to such Bonds, and the Trustee shall hold such funds in trust for such Holders uninvested and without liability for interest thereon. Moneys so deposited with the Trustee which remain unclaimed five years after the date payment thereof becomes due shall, at the written request of the Borrower (or the Bank) and if neither the Issuer nor the Borrower is at the time to the knowledge of the Trustee in default with respect to any covenant contained in this Indenture, the Bonds or the Financing Agreement, be paid to the Borrower (or to the Bank as provided in Section 10.01 with respect to surplus balances), and the Holders of the Bonds for which the deposit was made shall thereafter be limited to a claim against the Borrower; provided that (i) such moneys shall not be remitted to the Borrower unless the Trustee shall have received an opinion of counsel experienced in matters pertaining to the United States Bankruptcy Code to the effect that the contemplated delivery of such moneys to the Borrower will not cause any other moneys paid to the Holders to be transfers of property voidable under Section 547 of the United States Bankruptcy Code should the Issuer or the Borrower become a debtor under the United States Bankruptcy Code, and (ii) the Trustee, before making payment to the Borrower, may, at the expense of the Borrower, cause a notice to be given to the Holders at their registered addresses, stating that the moneys remaining unclaimed will be returned to the Borrower after a specified date. Upon any such disposition to the Borrower, all liability of the Trustee with respect to such funds shall cease, and the Holders of the Bonds shall thereafter look to the Borrower for payment of any amounts then due. In the absence of any such written request of the Borrower, the Trustee shall from time to time deliver such unclaimed funds to or as directed by any pertinent escheat authority, as identified by the Trustee in its sole discretion, pursuant to and in accordance with applicable unclaimed property laws, rules or regulations. Any such delivery shall be in accordance with the customary practices and procedures of the Trustee and escheat authority. All moneys held by the Trustee and subject to this Section shall be held uninvested and without liability for interest thereon.

          SECTION 10.04  Survival of Certain Provisions. Notwithstanding the
                         ------------------------------
foregoing, any provisions of this Indenture which relate to the maturity of Bonds, interest payments and dates thereof, optional and mandatory redemption provisions, exchange, transfer and registration of Bonds, replacement of mutilated, lost, wrongfully taken or destroyed Bonds, safekeeping and cancellation of Bonds, nonpresentment of Bonds, holding of moneys in trust, payment of moneys to the Borrower and the Bank, the rebate of moneys to the United States of America in accordance with Section 5.08, and the duties of the Trustee in connection with all of the foregoing, shall remain in effect and be binding upon the Trustee and the Holders notwithstanding the release and discharge of this Indenture. The provisions of this Article shall survive the release, discharge and satisfaction of this Indenture.

(End of Article X)

                                  ARTICLE XI

                                 MISCELLANEOUS

          SECTION 11.01  Limitation of Rights; No Personal Recourse. With the
                         ------------------------------------------
exception of rights conferred expressly in this Indenture, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give to any Person other than the parties hereto, the Borrower, the Remarketing Agent, the Bank and the Holders of the Bonds any legal or equitable right, remedy, power or claim under or with respect to this Indenture or any covenants, agreements, conditions and provisions contained herein.

          This Indenture does not pledge the general credit nor the taxing power of the Commonwealth of Pennsylvania or any political subdivision thereof. The liability of the Issuer hereunder and under the Bonds and the Financing Agreement shall be limited to its interest in the Trust Estate.

          No covenant or agreement contained in this Indenture, the Bonds or the Financing Agreement shall be deemed to be the covenant or agreement of any member, director, officer, attorney, agent or employee of the Issuer in an individual capacity. No recourse shall be had for the payment of any claim based thereon against any member, director, officer, agent, attorney or employee of the Issuer past, present or future, or its successors or assigns, as such, either directly or through the Issuer, or any such successor corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise.

          SECTION 11.02  Severability. In case any section or provision of this
                         ------------
Indenture, or any covenant, agreement, stipulation, obligation, act or action, or part thereof, made, assumed, entered into or taken under this Indenture, or any application thereof, is held to be illegal or invalid for any reason, or is inoperable at any time, such illegality, invalidity or inoperability shall not affect the remainder thereof or any other section or provision of this Indenture or any other covenant, agreement, stipulation, obligation, act or action, or part thereof, made, assumed, entered into or taken under this Indenture, all of which shall be construed and enforced at the time as if the illegal, invalid or inoperable portion were not contained therein.

          SECTION 11.03  Notices. Except as provided in Sections 3.04 and 7.02,
                         -------
it shall be sufficient service or giving of any notice, request, complaint, demand or other instrument or document, if it is duly mailed by first class mail or hand delivered or sent by express delivery service or telecopy (with transmission confirmed). Notices to the Issuer, the Trustee, the Borrower, the Bank and the Remarketing Agent shall be addressed as follows:

          (a) If to the Issuer, at Chester County Industrial Development Authority, 750 North Pottstown Pike, Exton, Pennsylvania, 19341 Attention:
Executive Director (Telephone: (610) 363-6110; Fax: (610) 363-2160);

          (b) If to the Trustee, at Chase Manhattan Trust Company, National Association, Trustee, 1650 Market Street, 52/nd/ Floor, Philadelphia, Pennsylvania, 19103, Attention: Capital Markets Fiduciary Services (Telephone:
(215) 988-1327; FAX: (215) 972-1685);

          (c) If to the Borrower, at Innovative Solutions and Support, LLC, 420 Lapp Road, Malvern, Pennsylvania 19355, Attention: Mr. Roger Mitchell (Telephone: (610) 651-5570, FAX: (610) 651-5506);

          (d) If to the Bank, at PNC Bank, National Association, 1000 Westlakes Drive, Suite 200, Berwyn, Pennsylvania 19312, Attention: Mr. Mark D. Lavelle (Telephone: (610) 725-5775; FAX: (610) 725-5799);

          (e) If to the Remarketing Agent, at PNC Capital Markets, Inc., One PNC Plaza, 26/th/ Floor, 249 Fifth Avenue, Pittsburgh, PA 15222-2707, Attention:
Mr. Richard Dameron (Telephone: (412) 762-4287, FAX: (412) 762-9124).

The foregoing parties may designate, by notice given hereunder, any further or different addresses to which any subsequent notice, request, demand or other instrument or document shall be sent. The Trustee shall designate, by notice to the Issuer, the Borrower, the Bank and the Remarketing Agent addresses to which notices or copies thereof shall be sent to the Trustee's agents hereunder.

          In connection with any notice mailed pursuant to the provisions of this Indenture, a certificate of the Trustee, the Issuer, the Borrower, the Bank, the Remarketing Agent or the Holders, whichever mailed that notice, that the notice was so mailed shall be conclusive evidence of the proper mailing of the notice.

          The Trustee hereby agrees to send written notice to the Rating Service upon its receipt of actual notice of the occurrence of any of the following events: (1) any change in the Trustee or the Remarketing Agent or any tender agent or paying agent; (2) any amendment to this Indenture, the Financing Agreement, the Reimbursement Agreement or the Letter of Credit; (3) any termination, expiration or extension of the Letter of Credit; (4) each conversion of the interest rate on the Bonds; and (5) payment of all principal, interest and premium, if any, on all of the Bonds.

          The Designated Office of the Trustee is Chase Manhattan Trust Company, National Association, 1650 Market Street, 52/nd/ Floor, Philadelphia, Pennsylvania 19103 Attention: Capital Markets Fiduciary Services. Such Designated Office is subject to change as provided in this Indenture.

          The Payment Office and the Transfer Office of the Trustee are Chase Manhattan Trust Company, National Association, c/o Chase Bank of Texas, 1201 Main Street, Dallas, Texas 75202, Attention: Corporate Trust Services.

          The Delivery Office of the Trustee is Chase Manhattan Trust Company, National Association, Corporate Trust Window, Room 234, Building N, 53 Water Street, New York, New York 10041, Attention: Capital Markets Fiduciary Services. Such Delivery Office is subject to change as provided in this Indenture.

          SECTION 11.04  Suspension of Mail. If because of the suspension of
                         ------------------
delivery of first class mail or, for any other reason, the Trustee shall be unable to mail by first class of mail any notice required to be mailed by the provisions of this Indenture, the Trustee shall give such notice in such other manner as in the judgment of the Trustee shall most effectively approximate first class mailing thereof, and the giving of that notice in that manner for all purposes of this Indenture shall be deemed to be in compliance with the requirement for the mailing thereof. Except as otherwise provided herein, the mailing of any notice shall be deemed complete upon deposit of that notice in the mail and the giving of any notice by any other means of delivery shall be deemed complete upon receipt of the notice by the delivery service.

          SECTION 11.05  Payments Due on Saturdays, Sundays and Holidays. If any
                         -----------------------------------------------
Interest Payment Date, date of maturity of any Bonds, or date fixed for redemption or purchase of any Bonds is a Saturday, Sunday or a day on which the Trustee or any paying agent is required, authorized or not prohibited, by law (including without limitation executive orders) to close and is closed, then payment of interest, principal, redemption price and purchase price need not be made by the Trustee or any paying agent on that date, but that payment may be made on the next succeeding Business Day on which the Trustee or any paying agent is open for business with the same force and effect as if that payment were made on the Interest Payment Date, date of maturity or date fixed for redemption or purchase, and no interest shall accrue for the period after that date; provided that if the Trustee is open for business on the applicable Interest Payment Date, date of maturity or date fixed for redemption or purchase, it shall make any payment required hereunder with respect to payment of interest on outstanding Bonds and payment of principal, redemption price or purchase price of Bonds presented to it for payment or purchase, regardless of whether any paying agent shall be open for business or closed on the applicable Interest Payment Date, date of maturity or date fixed for redemption.

          SECTION 11.06  Instruments of Holders. Any writing, including without
                         ----------------------
limitation any consent, request, direction, approval, objection or other instrument or document, required under this Indenture to be executed by any Holder may be in any number of concurrent writings of similar tenor and may be executed by that Holder in person or by an agent or attorney appointed in writing. Proof of (i) the execution of any such writing, (ii) the execution of any writing appointing any agent or attorney, and (iii) the ownership of Bonds, shall be sufficient for any of the purposes of this Indenture, if made in the following manner, and if so made, shall be conclusive in favor of the Trustee with regard to any action taken thereunder, namely:

          (a) The fact and date of the execution by any Person of any writing may be proved by the certificate of any officer in any jurisdiction, who has power by law to take acknowledgments within that jurisdiction, that the Person signing the writing acknowledged that execution before that officer, or by affidavit of any witness to that execution; and

          (b) The fact of ownership of Bonds shall be proved by the Register maintained by the Trustee.

          Nothing contained herein shall be construed to limit the Trustee to the foregoing proof, and the Trustee may accept any other evidence of the matters stated therein which it deems to be sufficient. Any writing, including without limitation any consent, request, direction, approval, objection or other instrument or document, of the Holder of any Bond shall bind every future Holder of the same Bond, with respect to anything done or suffered to be done by the Issuer, the Trustee or the Remarketing Agent pursuant to that writing.

          SECTION 11.07  Binding Effect. This Indenture shall inure to the
                         --------------
benefit of and shall be binding upon the Issuer and the Trustee and their respective successors and assigns, subject, however, to the limitations contained herein.

          SECTION 11.08  Counterparts. This Indenture may be executed in any
                         ------------
number of counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same instrument.

          SECTION 11.09  Governing Law. This Indenture and the Bonds shall be
                         --------------
deemed to be contracts made under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          SECTION 11.10  Certain References to Bank. If a Letter of Credit (or
                         --------------------------
an Alternate Letter of Credit) has terminated, no Alternate Letter of Credit has been delivered to the Trustee and no amounts are due and owing to the Bank under the Reimbursement Agreement, then, if and so long as no Alternate Letter of Credit is thereafter delivered to the Trustee, any provision of this Indenture pertaining to the Bank or maintenance of the Letter of Credit or giving the Bank rights under this Indenture, including without limitation the right to consent to certain actions, shall be deemed deleted from this Indenture.

(End of Article XI)

          IN WITNESS WHEREOF, the Issuer has caused this Indenture to be executed and delivered on its behalf by one of its duly authorized officers and its corporate seal to be hereunto affixed and attested by one of its duly authorized officers and the Trustee has caused this Indenture to be executed and delivered on its behalf by one of its duly authorized officers and its corporate seal to be hereunto affixed and attested by one of its duly authorized officers all as of the day and year first above written.

[SEAL]                                  CHESTER COUNTY INDUSTRIAL
                                        DEVELOPMENT AUTHORITY



Attest: ________________________        By: ______________________________
Name:                                        Name:
Title:                                       Title:


[SEAL]                                  CHASE MANHATTAN TRUST COMPANY,
                                        NATIONAL ASSOCIATION, as Trustee


Attest: ________________________        By: ______________________________
Name:                                        Name:
Title:                                       Title:

          This execution page is part of the Trust Indenture dated as of August 1, 2000 between Chester County Industrial Development Authority and Chase Manhattan Trust Company, National Association, as Trustee, providing for the issuance of Industrial Development Revenue Bonds, 2000 Series A (Innovative Solutions and Support, LLC Project).

                                   EXHIBIT A

                                  [BOND FORM]

REGISTERED                 United States of America                REGISTERED
NO.                      Commonwealth of Pennsylvania              $

                CHESTER COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY
                     Industrial Development Revenue Bonds,
                                 2000 Series A
                (Innovative Solutions and Support, LLC Project)

SERIES ISSUE DATE                MATURITY DATE                       CUSIP
August 8, 2000                  August 1, 2015


INTEREST RATE:

REGISTERED OWNER:

PRINCIPAL AMOUNT:

          Chester County Industrial Development Authority (the "Issuer"), a public instrumentality and body corporate and politic of the Commonwealth of Pennsylvania, for value received, promises to pay to the registered owner specified above, or registered assigns, upon surrender hereof, but solely from the sources and in the manner referred to herein, the Principal Amount specified above on August 1, 2015, unless this Bond has been called for earlier redemption and payment of the redemption price shall have been duly made or provided for, and to pay from those sources interest thereon from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for or from the Series Issue Date specified above if no interest has been paid, at the rates determined as provided herein, until the Principal Amount is paid or duly provided for, commencing on the first Interest Payment Date after the Date of Authentication hereof.

          So long as this Bond bears interest at a Weekly Rate (hereinafter defined) as specified above, this Bond shall be purchased on demand of the registered owner hereof as hereinafter described.

          The principal of and any premium on this Bond are payable upon presentation and surrender hereof at the Payment Office of Chase Manhattan Trust Company, National Association (the "Trustee"), or at the duly designated payment office of any duly appointed alternate or successor trustee. Interest on this Bond is payable on each Interest Payment Date by check or draft mailed on such Interest Payment Date to the registered owner of this Bond (the "Holder") in whose name ownership of this Bond is registered, at such Holder's address as it appears on the registration books (the "Register") for this issue maintained by the Trustee at the close of business on the Regular Record Date which shall be
(i) while this Bond bears interest at a Weekly Rate, the last Business Day preceding an Interest Payment Date and (ii) while this Bond bears interest at a Term Rate (hereinafter defined), the fifteenth day of the calendar month next preceding the Interest Payment Date (the "Regular Record Date"). Any interest which is not timely paid or duly provided for shall cease to be payable to the Holder as of the Regular Record

Date, and shall be payable to the Holder in whose name this Bond is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such overdue interest. Notice of the Special Record Date shall be mailed to Holders not less than ten days prior thereto. The interest and the principal or redemption price and purchase price becoming due with respect to the Bonds (hereinafter defined) shall, at the written request of the Holder of at least $1,000,000 aggregate principal amount of such Bonds, be paid by wire transfer within the continental United States in immediately available funds to the bank account number of such Holder appearing on the Register, but, in the case of principal or redemption price and purchase price, only upon presentation and surrender of such Bonds at the Payment Office of the Trustee. The principal or purchase price of and interest and any premium on this Bond are payable in lawful money of the United States of America.

          This Bond is one of a duly authorized issue of Industrial Development Revenue Bonds, 2000 Series A (Innovative Solutions and Support, LLC Project) (the "Bonds"), issued under and secured by a Trust Indenture dated as of August 1, 2000 (the "Indenture") between the Issuer and the Trustee, in the aggregate principal amount of $4,335,000. The Issuer has entered into a Loan Agreement dated as of August 1, 2000 (the "Financing Agreement") with Innovative Solutions and Support, LLC (the "Borrower") providing for the use of the proceeds of the Bonds to finance certain costs of the acquisition, construction and installation of an approximately 44,800 square foot manufacturing facility and related equipment to be located on approximately 7.5 acres of land in the Township of Upper Uwchlan, Chester County, Pennsylvania, as more fully described in the Financing Agreement (the "Project") to be owned and operated by the Borrower in fee, and providing for loan payments by the Borrower in amounts sufficient to pay, when due, the principal of, premium, if any, on and interest on the Bonds. The Bonds have been issued by the Issuer pursuant to the Pennsylvania Economic Development Financing Law, as amended (the "Act") to aid in the financing of the Project to accomplish the public purposes of the Act. The Issuer has assigned to the Trustee as security for the Bonds under and pursuant to the Indenture all of the Issuer's right, title and interest in and to (i) the Financing Agreement and all amounts payable thereunder (except for payments with respect to certain expenses, indemnification and excess investment earnings) and (ii) all moneys and investments held by the Trustee from time to time in certain funds and accounts established under the Indenture.

          THIS BOND IS A LIMITED OBLIGATION OF THE ISSUER AND IS PAYABLE SOLELY FROM THE SOURCES REFERRED TO HEREIN. NEITHER THE COMMONWEALTH OF PENNSYLVANIA NOR ANY POLITICAL SUBDIVISION THEREOF IS OR SHALL BE OBLIGATED TO PAY THE PRINCIPAL OF OR PREMIUM, IF ANY, OR INTEREST ON THIS BOND, AND THIS BOND SHALL NOT BE OR BE DEEMED AN OBLIGATION OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF. NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF OR PREMIUM, IF ANY, OR THE INTEREST ON THIS BOND. THE ISSUER HAS NO TAXING POWER.

          No recourse shall be had for the payment of the principal of or interest or any premium on this Bond, or for any claim based hereon or on the Indenture, against any member, director, officer or employee, past, present or future, of the Issuer or of any successor body, as such, either directly or through the Issuer or any such successor body, under any constitutional provision, statute or rule of law, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise.

          The Bonds are payable solely from payments to be made by the Borrower to the Trustee pursuant to the Financing Agreement and from any other moneys pledged to or held by the Trustee under the Indenture for such purpose, and there shall be no other recourse against the Issuer or any other property now or hereafter owned by it. Except as otherwise specified in the Indenture, this Bond is entitled to the benefits of the Indenture equally and ratably as to principal, premium, if any, and interest with all other Bonds issued under the Indenture. No additional Bonds may be issued under the Indenture. Reference is made to the Indenture and the Financing Agreement for a description of the rights of the Holders of the Bonds; the rights and obligations of the Issuer and the Borrower; the rights, duties and obligations of the Trustee; and the provisions relating to amendments and modifications thereof. The acceptance of the terms and conditions of such documents and the Letter of Credit described below, copies of which are on file at the Designated Office of the Trustee, is an explicit and material part of the consideration of the Issuer's issuance hereof, and each Holder by acceptance of this Bond accepts and assents to all such terms and conditions as if fully set forth herein. The Holder shall have no right to enforce the provisions of the Indenture, the Financing Agreement or the Letter of Credit or the rights and remedies thereunder, except as provided in the Indenture. Capitalized terms used in this Bond which are not defined herein but which are defined in the Indenture shall have the respective meanings set forth in the Indenture.

          The Borrower has caused to be issued and delivered to the Trustee by PNC Bank, National Association an irrevocable letter of credit pursuant to which the Trustee is authorized, subject to the terms and conditions thereof, to draw up to (a) an amount equal to the principal amount of the Bonds (i) to enable the Trustee to pay the principal amount of the Bonds when due at maturity or upon redemption or acceleration and (ii) to enable the Trustee to pay the portion of the purchase price of Bonds tendered to it and not remarketed corresponding to the principal amount of such Bonds, plus (b) an amount equal to 50 days accrued interest on the outstanding Bonds at 12% per annum while the Bonds bear interest at the Weekly Rate, (i) to enable the Trustee to pay interest on the Bonds when due and (ii) to enable the Trustee to pay the portion of the purchase price of Bonds tendered to it and not remarketed corresponding to the accrued interest on such Bonds. Such irrevocable letter of credit or any alternate letter of credit delivered to the Trustee in accordance with the terms of the Indenture is herein called the "Letter of Credit". The Indenture provides that, while the Bonds bear interest at a Term Rate, the Letter of Credit must be increased to provide for
(i) 200 days accrued interest on the outstanding Bonds at a rate not less than the applicable Term Rate and (ii) coverage of premium in an amount equal to the sum of the optional redemption premium (if any) and supplemental premium (if any) which would become payable on the Bonds upon mandatory redemption if such Letter of Credit were not extended beyond the Expiration Date set forth therein. As used herein, the term "Bank" shall mean PNC Bank, National Association as issuer of the Letter of Credit or the bank issuing any Alternate Letter of Credit. The Letter of Credit expires on August ___, 2003, unless terminated earlier pursuant to its terms or extended. Subject to the provisions of the Indenture, the Issuer may, but is not required to, cause the Letter of Credit to be extended or replaced with an Alternate Letter of Credit having substantially the same terms. The Bank is under no obligation to extend the Letter of Credit. Unless the Letter of Credit is extended or replaced in accordance with the terms of the Indenture, this Bond will become subject to mandatory purchase or redemption, as described below. The Letter of Credit is being issued pursuant to a

Reimbursement Agreement (as the same may be amended or replaced, the "Reimbursement Agreement") between the Bank and the Borrower. The Borrower is obligated, among other things, to reimburse the Bank for all drawings under the Letter of Credit.

INTEREST ON BONDS

          General. This Bond shall bear interest at a Weekly Rate or a Term
          -------
Rate, as specified above and described below. The Bonds shall initially bear interest at a Weekly Rate, subject to conversion to a Term Rate, as described herein. A "Weekly Rate" is an interest rate for a Weekly Rate Period determined and adjusted weekly as described below. A "Term Rate" is an interest rate for a Term Rate Period determined as described below. The Bonds are in the "Weekly Mode" if they bear interest at a Weekly Rate and a "Term Mode" if they bear interest at a Term Rate. The Weekly Mode and each Term Mode are each a "Rate Mode". All computations of interest at a Weekly Rate shall be based on a year of 365 or 366 days, as appropriate; and all computations of interest at a Term Rate shall be based on a 360-day year of twelve 30-day months. As used in this Bond, the term "Interest Payment Date" means (i) with respect to Weekly Rate Interest, the first Business Day of each calendar month commencing September 1, 2000 and
(ii) with respect to Term Rate Interest, each February 1 and August 1.

          Weekly Rate. A Weekly Rate shall be determined for each Weekly Rate
          -----------
Period as described below. On each Weekly Rate Calculation Date, the Remarketing Agent under the Indenture (the "Remarketing Agent"), initially PNC Capital Markets, Inc., shall determine the Weekly Rate (for the Weekly Rate Period commencing on the next Thursday) as the rate which if borne by the Bonds would, in the judgment of the Remarketing Agent, taking into account prevailing financial market conditions, be the lowest interest rate necessary to enable the Remarketing Agent to arrange for the sale of all of the outstanding Bonds at a price equal to the principal amount thereof plus accrued interest thereon. Anything herein to the contrary notwithstanding, in no event shall any Weekly Rate exceed 12% per annum. As used in this Bond, "Weekly Rate Calculation Date" means Wednesday in each calendar week or, if any Wednesday is not a Business Day, the first Business Day preceding such Wednesday, and "Weekly Rate Period" means the seven-day period commencing on the first Thursday following the corresponding Weekly Rate Calculation Date and running through Wednesday of the following calendar week, except that (i) the first Weekly Rate Period shall commence on the Series Issue Date and end on and include the first Wednesday occurring after the Series Issue Date, (ii) the first Weekly Rate Period following a conversion from a Term Mode to the Weekly Mode shall commence on the date of such conversion and end on and include the first Wednesday occurring after such conversion date and (iii) the last Weekly Rate Period prior to a conversion from the Weekly Mode to a Term Mode shall end on and include the last day immediately preceding the date of such conversion.

          If for any reason the Remarketing Agent does not determine a Weekly Rate for any Weekly Rate Period as aforesaid, or if a court holds a rate for any Weekly Rate Period to be invalid or unenforceable, the Weekly Rate for that Weekly Rate Period shall be equal to the Weekly Rate in effect for the immediately preceding Weekly Rate Period. The Weekly Rate for any consecutive Weekly Rate Period for which the Remarketing Agent does not determine a Weekly Rate, or a court holds a rate to be invalid or unenforceable, shall be the 30-day tax-exempt commercial paper rate published for that Weekly Rate Period by Munifacts Wire System, Inc. (or a replacement publisher of a tax-exempt commercial paper rate designated in writing by the Issuer to the Trustee and Remarketing Agent in the event Munifacts Wire System, Inc. no longer publishes such rate), representing, as of the publication date, the average of 30-day yield evaluations at par of tax-exempt securities rated by each Rating Service in its highest commercial paper rating category; provided that if Munifacts Wire System, Inc. or such replacement publisher does not publish such a tax-exempt commercial paper rate on a day on which a Weekly Rate is to be set, the Weekly Rate shall be 85% of the interest rate for 30-day taxable commercial paper (prime paper placed through dealers) announced on such day by the Federal Reserve Bank of New York.

          No notice of Weekly Rates will be given to the Holders of the Bonds; however, the Holders may obtain Weekly Rates from the Trustee or the Remarketing Agent. The determination of the Weekly Rate by the Remarketing Agent shall be conclusive and binding upon the Issuer, the Trustee, the Borrower, the Remarketing Agent, the Bank and the Holders.

          Term Rate. A Term Rate shall be determined for each Term Rate Period
          ---------
as described below. Upon conversion to a Term Mode, a Nominal Term Rate Period shall be fixed by the Borrower as a term of two or more consecutive Semiannual Periods constituting the nominal length of each Term Rate Period thereafter until the date of a conversion to another Rate Mode. A Term Mode based on one Nominal Term Rate Period and a Term Mode based on another Nominal Term Rate Period are different Term Modes. Each Term Rate shall be determined by the Remarketing Agent, on the Term Rate Calculation Date, as the lowest rate of interest that, in the judgment of the Remarketing Agent taking into account prevailing financial market conditions, would be necessary to enable the Remarketing Agent to arrange for the sale of the Bonds in the respective Term Mode in a secondary market sale at a price equal to the principal amount thereof on the first Business Day of the respective Term Rate Period; provided that (1) if the Remarketing Agent fails for any reason to determine the Term Rate for any Term Rate Period, such Term Rate shall be equal to 80% of the average of the annual bond equivalent yield evaluations at par as of the first day of the corresponding Term Rate Period or, if such day is not a Business Day, the next preceding Business Day of United States Treasury obligations having a term to maturity similar to such Term Rate Period, and (2) no Term Rate shall exceed the lesser of (i) the maximum interest rate at which the Letter of Credit then in effect provides coverage for at least 200 days interest and (ii) 25% per annum. Determinations of Term Rates shall be conclusive and binding upon the Issuer, the Borrower, the Trustee, the Bank and the Holders. As used in this Bond, "Nominal Term Rate Period" means, with respect to a Term Mode, a period of two or more consecutive Semiannual Periods (expressed in years and half years); "Semiannual Date" means each February 1 and each August 1; "Semiannual Period" means a six month period commencing on a Semiannual Date and ending on and including the day immediately preceding the next Semiannual Date; "Term Rate Calculation Date" means a Business Day not more than 15 days and not less than one day prior to the first day of the corresponding Term Rate Period; "Term Rate Period" means a period of two or more consecutive Semiannual Periods equal to the applicable Nominal Term Rate Period commencing on the Semiannual Date immediately following the last day of the immediately preceding Term Rate Period and running through and ending on the day immediately preceding the Semiannual Date which follows such commencement date by a period equal to such Nominal Term Rate Period, except that the first Term Rate Period after conversion from a Weekly Rate to a Term Rate shall commence on the date of conversion and end on and include the day immediately preceding the Semiannual Date which follows the Semiannual Date occurring on or immediately preceding such conversion date by a period equal to such Nominal Term Rate Period.

          Conversion. The Indenture provides that the Borrower shall have the
          ----------
option to convert the Bonds from the Weekly Mode to a Term Mode, from a Term Mode to the Weekly Mode and from one Term Mode to another Term Mode on any Conversion Date the Borrower shall select; provided that (i) each Conversion Date shall be an Interest Payment Date and (ii) Bonds in a Term Mode cannot be converted to another Rate Mode prior to the date on or after which the Bonds may first be redeemed at a redemption price of par pursuant to their terms. The Borrower may exercise such option by giving written notice to the Issuer, the Trustee, the Remarketing Agent and the Bank, stating its election to convert the Rate Mode of the Bonds to another Rate Mode specified in such notice and stating the Conversion Date therefor, not less than 45 days (or such shorter period as shall be acceptable to the Trustee) prior to such Conversion Date. In connection with each conversion to a Term Mode, the Nominal Term Rate Period shall be selected by the Borrower and designated in such notice. Notice of the exercise of an option to convert from one Rate Mode to another Rate Mode shall not be effective unless certain conditions set forth in the Indenture are satisfied with respect to such conversion. In the case of a conversion from one Rate Mode to another Rate Mode, the Trustee shall give notice by first class mail to the Holders of the Bonds not less than 30 days prior to the proposed Conversion Date stating (i) that, in the case of a conversion to a Term Mode, the interest rate on the Bonds is scheduled to be converted to a Term Rate and the Nominal Term Rate Period on which such Term Rate will be based, or in the case of a conversion to the Weekly Mode, the interest rate on the Bonds is scheduled to be converted to a Weekly Rate, (ii) the proposed Conversion Date, (iii) that the Borrower may determine not to convert the Bonds in which case the Trustee shall notify the Holders in writing to such effect, and (iv) that all outstanding Bonds will be subject to a mandatory purchase on the Conversion Date, or if such Conversion Date is not a Business Day, the first Business Day immediately following such Conversion Date, at a price of par plus accrued interest. Upon each conversion the Bonds shall be subject to mandatory purchase on the Conversion Date, or if such Conversion Date is not a Business Day, the first Business Day immediately following such Conversion Date. As used in this Bond, "Conversion Date" means any Interest Payment Date on which the Rate Mode of the Bonds is converted to another Rate Mode.

OPTIONAL AND MANDATORY TENDER

          Optional Tender for Purchase in Weekly Mode. While the Bonds bear
          -------------------------------------------
interest at a Weekly Rate, any Bond shall be purchased on the demand of the Holder thereof on any Business Day designated by such Holder in a Bondholder Tender Notice (hereinafter defined) at a purchase price equal to 100% of the principal amount thereof plus accrued interest, if any, to the date of purchase, if there is delivered to the Trustee at its Designated Office, and to the Remarketing Agent at its Principal Office, a written notice (the "Bondholder Tender Notice") which (i) states the principal amount (or portion thereof) of such Bond and (ii) states the date on which such Bond (or portion thereof) shall be purchased, which date shall be a Business Day not prior to the seventh day next succeeding the date of the delivery of such notice to the Trustee and the Remarketing Agent; provided that, in the case of a Bond to be purchased in part, both the portion to be purchased and the portion which is not to be purchased must be in an authorized denomination. By delivering the Bondholder Tender Notice, the Holder irrevocably agrees to deliver such Bond, if held in certificated form, duly endorsed for transfer in blank and with guarantee of signature satisfactory to the Trustee, to the Delivery Office of the Trustee or any other address designated by the Trustee at or prior to 10:00 a.m. eastern time on the Business Day specified in the Bondholder Tender Notice. The determination by the Trustee of a Holder's compliance with such Bondholder Tender Notice and Bonds delivery requirements is in the sole discretion of the Trustee and binding on the Borrower, the Issuer, the Remarketing Agent, the Bank and the Holder. Any Bondholder Tender Notice which the Trustee determines is not in compliance with the provisions of this paragraph shall be of no force or effect.

          Any election by a Holder to tender a Bond (or portion thereof) for purchase on a Business Day shall be irrevocable and shall be binding on the Holder making such election and on any transferee of such Holder. Each Bondholder Tender Notice shall automatically constitute (i) an irrevocable offer to sell the Bond (or portion thereof) to which such notice relates on the Purchase Date at a price equal to the purchase price of such Bond (or portion thereof) described above, (ii) an irrevocable authorization and instruction to the Trustee to effect transfer of such Bond (or portion thereof) upon payment of the purchase price to the Trustee on the Purchase Date, (iii) with respect to a tender of a portion of a Bond, an irrevocable authorization and instruction to the Trustee to effect the exchange of such Bond in part for other Bonds in a principal amount equal to the retained portion so as to facilitate the sale of the tendered portion of such Bond, and (iv) an acknowledgment that such Holder will have no further rights with respect to such Bond (or portion thereof) upon payment of the purchase price thereof to the Trustee on the Purchase Date, except for the right of such Holder to receive such purchase price upon surrender of such Bond, if held in certificated form, to the Trustee endorsed for transfer in blank and with guarantee of signature satisfactory to the Trustee and that after the Purchase Date such Holder will hold such Bond as agent for the Trustee. If the Bonds are not held in book-entry form and, after delivery to the Trustee and the Remarketing Agent of such Bondholder Tender Notice, the Holder making such election shall fail to deliver such Bond or Bonds described in the Bondholder Tender Notice to the Trustee at its Delivery Office on or before 10:00 a.m. eastern time on the applicable Purchase Date as described herein, then the undelivered Bond or portion thereof (the "Undelivered Bond") described in such Bondholder Tender Notice shall be deemed to have been tendered for purchase to the Trustee and, to the extent that there shall be held by the Trustee on or before the applicable Purchase Date an amount sufficient to pay the purchase price thereof and available for such purpose pursuant to the Indenture, such Undelivered Bond (or portion thereof) shall on such Purchase Date cease to bear interest and no longer shall be considered to be outstanding under the Indenture. Moneys held by the Trustee for the purchase of the Undelivered Bonds in accordance with the foregoing shall be held in a special separate trust account for the Holders of such Undelivered Bonds. Such moneys shall be held by the Trustee uninvested and without liability for interest pending delivery of such Undelivered Bonds to the Trustee.

          Mandatory Tender. This Bond is subject to mandatory tender for
          ----------------
purchase, at a price equal to the principal amount hereof plus accrued interest,
(a) on each Conversion Date, or if such Conversion Date is not a Business Day, the first Business Day immediately following such Conversion Date, in the event of a conversion of the Bonds from one Rate Mode to another Rate Mode, and the first Business Day immediately following the end of each Term Rate Period; (b) while the Bonds are in the Weekly Mode, on the Interest Payment Date next preceding by at least two Business Days the Expiration Date of the Letter of Credit unless at least 45 days (or such shorter period as shall be acceptable to the Trustee) prior to such Interest Payment Date the Trustee has received notice that the Letter of Credit has been or will be extended; (c) on the Interest Payment Date on which an Alternate Letter of Credit is issued pursuant to the Indenture; and (d) while the Bonds are in the Weekly Mode, on the Purchase Date stipulated by the Bank pursuant to the Indenture in the event the Bank directs the Trustee pursuant to the Indenture to call the Bonds for mandatory purchase. Any Bond which is not delivered for purchase prior to 10:00 a.m. eastern time on the applicable Purchase Date shall be deemed to have been tendered to the Trustee as of such Purchase Date and interest on such Undelivered Bond shall cease to accrue on such Purchase Date. Thereafter, the Holder of such Undelivered Bond shall not be entitled to any payment other than the purchase price for such Undelivered Bond upon surrender thereof to the Trustee endorsed for transfer in blank and with guaranty of signature satisfactory to the Trustee. Except for payment of such purchase price from moneys held by the Trustee for such purpose, such Undelivered Bond shall no longer be outstanding and entitled to the benefits of the Indenture.

          BY ACCEPTANCE OF THIS BOND, THE HOLDER HEREOF AGREES THAT THIS BOND WILL BE PURCHASED, WHETHER OR NOT SURRENDERED, ON ANY DATE SPECIFIED BY THE HOLDER HEREOF IN THE EXERCISE OF THE OPTIONAL TENDER FOR PURCHASE DESCRIBED ABOVE AND ON THE PURCHASE DATE IN CONNECTION WITH ANY MANDATORY TENDER FOR PURCHASE. IN SUCH EVENT, THE HOLDER OF THIS BOND SHALL NOT BE ENTITLED TO RECEIVE FURTHER INTEREST HEREON, SHALL HAVE NO FURTHER RIGHTS UNDER THIS BOND OR THE INDENTURE EXCEPT FOR PAYMENT OF THE PURCHASE PRICE HELD THEREFOR, AND, IF THIS BOND IS NOT SURRENDERED ON SUCH DATE, SHALL THEREAFTER HOLD THIS BOND AS AGENT FOR THE TRUSTEE.

OPTIONAL REDEMPTIONS

          Weekly Rate Bonds. While the Bonds bear interest at a Weekly Rate, the
          -----------------
Bonds are subject to redemption prior to maturity at the option of the Issuer, at the direction of the Borrower, in whole at any time or in part on any Interest Payment Date, at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the redemption date.

          Term Rate Bonds. While the Bonds bear interest at a Term Rate, the
          ---------------
Bonds shall be subject to optional redemption by the Issuer, at the direction of the Borrower, in whole at any time or in part on any Interest Payment Date; provided that the Bonds shall not be redeemable during the No Call Period set forth in or stipulated pursuant to the Indenture. After such No Call Period, the Bonds shall be redeemable at the redemption price set forth in or stipulated pursuant to the Indenture, plus accrued interest to the redemption date.

          Extraordinary Optional Redemption. The Bonds are subject to
          ---------------------------------
extraordinary optional redemption by the Issuer, at the Borrower's option, upon the occurrence of certain events as provided in Section 6.2 of the Financing Agreement at any time in whole or on any Interest Payment Date in part, in each case, at a redemption price of 100% of the principal amount redeemed plus accrued interest to the redemption date.

MANDATORY REDEMPTIONS

          Mandatory Redemption Upon Expiration of Letter of Credit During Term
          --------------------------------------------------------------------
Mode. While the Bonds are in a Term Mode, the Bonds are subject to mandatory
----
redemption by the Issuer on the Interest Payment Date next preceding the Expiration Date of the Letter of Credit, unless at least 45 days (or such shorter period as shall be acceptable to the Trustee) prior to such Interest Payment Date the Trustee has received notice that the Letter of Credit has been or will be extended; provided that, if such Interest Payment Date is a Term Rate Period End Interest

Payment Date, then such Bonds shall not be so redeemed but shall be subject to mandatory purchase as provided in the Indenture. As used in this Bond, "Term Rate Period End Interest Payment Date" means the Interest Payment Date immediately following the last day of a Term Rate Period. The redemption price of Bonds so redeemed shall be equal to the redemption price that would be applicable to such Bonds if they were redeemed by optional redemption; provided that if such redemption will occur during the applicable No Call Period set forth in or stipulated pursuant to the Indenture, then the redemption price shall be equal to the optional redemption price that would be applicable to such Bonds on the first day after the expiration of the applicable No Call Period plus a supplemental premium in the amount set forth in or stipulated pursuant to the Indenture.

          Mandatory Redemption Upon Determination of Taxability. The Bonds are
          -----------------------------------------------------
subject to mandatory redemption upon the occurrence of a Determination of Taxability, as defined in the Indenture, at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the redemption date, at the earliest practicable date selected by the Trustee, after consultation with the Borrower, but in no event later than 90 days following the Trustee's receipt of notification of the Determination of Taxability.

GENERAL PROVISIONS

          If less than all Bonds are to be redeemed at one time, the selection of the Bonds to be redeemed shall be made by lot or by such other method as the Trustee deems fair and appropriate; provided that any Bonds pledged to the Bank shall be redeemed first and any Bonds owned by the Borrower shall be redeemed second.

          If Bonds or portions thereof are called for redemption and if on the redemption date moneys for the redemption thereof are held by the Trustee, thereafter those Bonds or portions thereof to be redeemed shall cease to bear interest, and shall cease to be secured by, and shall not be deemed to be outstanding under, the Indenture.

          Any notice of redemption shall be given not more than 60 days and at least 15 days (30 days if the Bonds are in a Term Mode) prior to the date fixed for redemption, by mailing a copy of the redemption notice by first class mail, postage prepaid, to the Holder of each Bond to be redeemed in whole or in part at the address shown on the Register. Notice of optional redemption may be conditioned upon the deposit of moneys in the Bond Fund established under the Indenture, in an amount sufficient for such redemption not later than the close of business on the Business Day prior to the date fixed for redemption and such notice shall be of no effect and the redemption shall be deemed cancelled unless such moneys are so deposited.

          If an Event of Default as defined in the Indenture occurs, the principal of all Bonds issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture.

          If at any time the Trustee holds moneys or securities as described in the Indenture sufficient to pay at redemption or maturity the principal or redemption price of and premium, if any, and interest on all Bonds outstanding under the Indenture and any purchase price payable pursuant to the Indenture in respect thereof, and if all other sums then payable by the Issuer under the Indenture have been paid, then subject to the provisions of the Indenture the lien of the

Indenture and other security held by the Trustee for the benefit of the Holders will be discharged. After such discharge, Holders must look only to the deposited moneys and securities for payment.

          The Indenture permits certain amendments or supplements to the Financing Agreement and the Indenture not materially prejudicial to the Holders to be made without the consent of or notice to the Holders, and other amendments or supplements thereto to be made with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds outstanding.

          The Holder of each Bond has only those remedies provided in the Indenture.

          The Bonds are issuable only as fully registered bonds in the denominations of $100,000 and any whole multiple of $5,000 in excess thereof and are exchangeable for Bonds of other authorized denominations in equal aggregate principal amounts at the Transfer Office of the Trustee, but only in the manner and subject to the limitations provided in the Indenture. This Bond is transferable at the Transfer Office of the Trustee, by the Holder in person or by his attorney, duly authorized in writing, upon presentation and surrender hereof to the Trustee. While the Bonds bear interest at a Term Rate, the Trustee is not required to transfer or exchange (i) any Bond during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Bonds and ending at the close of business on the day of such mailing or (ii) any Bonds selected for redemption in whole or in part.

          This Bond shall not be entitled to any security or benefit under the Indenture or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed.

          Unless this Bond is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange or payment, and any bond issued is registered in the name of Cede & Co. or in such other name as is required by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          IN WITNESS WHEREOF, the Issuer has caused this Bond to be executed in its name by the manual or facsimile signature of its Chairman or Vice Chairman and its corporate seal or a facsimile thereof to be affixed, imprinted, lithographed or reproduced hereon and attested by the manual or facsimile signature of its Secretary or Assistant Secretary.

[SEAL]                                  CHESTER COUNTY INDUSTRIAL
                                        DEVELOPMENT AUTHORITY


Attest:______________________           By:_____________________________
Title:                                       Title:

[FORM OF CERTIFICATE OF AUTHENTICATION]

          This Bond is one of the Bonds described in the within-mentioned Indenture. Attached hereto is the complete text of the opinion of Stevens & Lee, a professional corporation, Reading, Pennsylvania, Bond Counsel, dated the date of initial delivery of and payment for the Bonds, a signed original of which is on file with the Trustee.

Date of Authentication:                 CHASE MANHATTAN TRUST COMPANY,
                                        NATIONAL ASSOCIATION, as Trustee


                                        By:_____________________________
                                             Authorized Signature

                             [FORM OF ASSIGNMENT]

Assignment

          For value received, the undersigned sells, assigns and transfers unto __________________ the within Bond and irrevocably constitutes and appoints
__________________ attorney to transfer that Bond on the books kept for registration thereof, with full power of substitution in the premises.

Assignor's Signature:_______________________________
Dated:___________________
Signature Guaranteed:_______________________________
Social Security
  Number or Other Identifying
  Number of Assignee:    ________________

Notice: The assignor's signature to this assignment must correspond with the name as it appears upon the face of the within bond in every particular, without alteration or any change whatever.

                            [FORM OF ABBREVIATIONS]

          The following abbreviations, when used in the inscription on the face of the within Bond, shall be construed as though they were written out in full according to applicable laws or regulations.

          TEN COM - as tenants in common

          TEN ENT - as tenants by the entireties

          JT TEN -  as joint tenants with the right of
                    survivorship and not as tenants in common

UNIFORM TRANS MIN ACT - _________________  Custodian___________________

                              (Cust)                        (Minor

                    under Uniform Transfers to Minors

                    Act ____________________

                              (State)

Additional abbreviations may also be used though not in the above list.

                                   EXHIBIT B

                       Blanket Letter of Representations

"WORD"

Long Document Name:           TRUST INDENTURE - CHESTER COUNTY - INNOVATIVE
                              SOLUTIONS
System Document Number:       54617 PTE

Additional Information:       converted

================================================================================
You will have line numbers down the side of each draft document unless you indicate otherwise. 1.5 line spacing will be used on all drafts unless you indicate otherwise.

Return To:___________________________   Location:_____________________________

Return: _____ draft   _____ final   _____ redlined   _____ stapled

Line Spacing: _____ same   _____ 1.0    _____ 1.5   _____ 2.0

Duplicate: _____ yes  _____ no (New Client/Matter No:________________________)

Save New Version For Redlining Prior To Revisions: _____ yes _____ no

Caret Method _____  Standard Method __X___

================================================================================
Notes: Doc. in final format (dsh)

Origination Date:        March 23, 2000

Author's Initials:       PTE

Last Revised By:         nc&kad/pte/iez;/kmc(@tr145)/pte/iez/dsh/nb/nb/pte

Last Edit Date:          3-24;3-24;3-28;4-27;7/20;7-21;7-28;7-31

Quick Fill No.:          ARTICLE I, SECTION 1.0, (a), (i), (1), (A)

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